UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3855

Fidelity Advisor Series VIII

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1.

Reports to Stockholders

Fidelity Advisor® Diversified International Fund Class A, Class M, Class C, Class I and Class Z Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(14.36)%	1.57%	6.35%
Class M (incl. 3.50% sales charge)	(12.57)%	1.79%	6.33%
Class C (incl. contingent deferred sales charge)	(10.75)%	2.01%	6.18%
Class I	(8.94)%	3.07%	7.29%
Class Z	(8.78)%	3.23%	7.38%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified International Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$18,511	Fidelity Advisor® Diversified International Fund - Class A
$19,780	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager William Bower:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly between -9% to -10%, trailing the -6.65% return of the benchmark MSCI EAFE Index. Versus the benchmark, security selection, notably in the consumer staples and health care sectors, detracted from performance. Geographically, stock picks in the U.K. and Japan held back the fund's performance versus the index, though a non-index stake in the U.S. was helpful. Individual disappointments included U.K.- based software company Micro Focus International. Shares of the company returned -54% for the period, largely because a recent acquisition proved challenging, with revenue declining faster than anticipated amid heavy sales-force attrition. In Japan, an average overweighting in semiconductor manufacturer Renesas Electronics hurt, as excess industry capacity and weakening demand from end markets pressured the stock, which returned roughly -58%. Not owning index heavyweight Royal Dutch Shell was another notable detractor because shares of the Anglo-Dutch multinational oil and gas giant advanced about 8% on higher crude-oil prices and solid quarterly financial results. Conversely, security selection in information technology and materials added value. Top individual contributors included Norway-based exploration and production company Equinor (formerly Statoil), a top holding that benefited from higher crude-oil prices. Out-of-benchmark stakes in U.S.-based payment-processing firms Mastercard and Visa also worked out well, as the stocks gained about 34% and 26%, respectively. Litigation income received during the period also added to the fund’s return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2018

% of fund's net assets
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.4
Prudential PLC (United Kingdom, Insurance)	1.4
ORIX Corp. (Japan, Diversified Financial Services)	1.4
British American Tobacco PLC sponsored ADR (United Kingdom, Tobacco)	1.3
SAP SE (Germany, Software)	1.3
6.8

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Financials	24.3
Industrials	14.8
Health Care	12.6
Information Technology	11.6
Consumer Staples	10.6

Top Five Countries as of October 31, 2018

(excluding cash equivalents)	% of fund's net assets
Japan	17.1
United Kingdom	16.5
Germany	8.3
France	7.3
United States of America	6.9

Asset Allocation (% of fund's net assets)

As of October 31, 2018
Stocks	94.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.7%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (000s)
Australia - 0.8%
CSL Ltd.	73,124	$9,735
Magellan Financial Group Ltd.	306,083	5,774

TOTAL AUSTRALIA		15,509

Bailiwick of Jersey - 1.8%
Ferguson PLC	247,646	16,723
Glencore Xstrata PLC	1,041,731	4,246
Shire PLC	213,962	12,913

TOTAL BAILIWICK OF JERSEY		33,882

Belgium - 1.0%
KBC Groep NV	238,380	16,443
Umicore SA	64,800	3,053

TOTAL BELGIUM		19,496

Bermuda - 1.4%
Credicorp Ltd. (United States)	40,805	9,210
Hiscox Ltd.	477,000	9,926
IHS Markit Ltd. (a)	147,788	7,763

TOTAL BERMUDA		26,899

Canada - 3.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	453,600	21,663
CCL Industries, Inc. Class B	43,900	1,847
Cenovus Energy, Inc. (Canada)	1,010,600	8,552
Constellation Software, Inc.	15,900	10,943
Fairfax India Holdings Corp. (a)(b)	522,200	6,627
PrairieSky Royalty Ltd.	10,369	158
Suncor Energy, Inc.	537,600	18,034

TOTAL CANADA		67,824

Cayman Islands - 0.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	52,600	7,484
ENN Energy Holdings Ltd.	380,000	3,230
Shenzhou International Group Holdings Ltd.	90,000	994
Zai Lab Ltd. ADR (a)	69,154	1,131

TOTAL CAYMAN ISLANDS		12,839

China - 0.8%
Kweichow Moutai Co. Ltd. (A Shares)	60,476	4,759
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	494,500	4,657
Shanghai International Airport Co. Ltd. (A Shares)	579,972	4,120
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	680,280	1,305

TOTAL CHINA		14,841

Denmark - 0.6%
DONG Energy A/S (b)	14,900	947
Netcompany Group A/S	73,700	2,437
NNIT A/S (b)	38,055	1,075
Novozymes A/S Series B	129,300	6,390
SimCorp A/S	3,300	254

TOTAL DENMARK		11,103

Finland - 0.9%
Nordea Bank ABP (a)	965,300	8,395
Sampo Oyj (A Shares)	165,800	7,636

TOTAL FINLAND		16,031

France - 7.3%
Aeroports de Paris	28,000	5,864
Amundi SA (b)	210,458	12,534
BNP Paribas SA	297,400	15,539
Capgemini SA	109,100	13,346
Danone SA	39,700	2,811
Eiffage SA	38,500	3,769
Elis SA	298,800	6,034
Kering SA	10,300	4,592
LVMH Moet Hennessy - Louis Vuitton SA	56,343	17,095
Maisons du Monde SA (b)	36,573	917
Sanofi SA	249,255	22,274
Societe Generale Series A	220,700	8,090
SR Teleperformance SA	31,600	5,211
Thales SA	50,300	6,438
VINCI SA (c)	146,300	13,021

TOTAL FRANCE		137,535

Germany - 7.6%
adidas AG	53,209	12,536
Allianz SE	26,800	5,583
Aumann AG (b)	34,088	1,683
Axel Springer Verlag AG	9,397	625
Bayer AG	192,926	14,788
Deutsche Borse AG	40,000	5,055
Deutsche Post AG	295,326	9,325
Fresenius SE & Co. KGaA	220,700	14,027
Hannover Reuck SE	56,000	7,554
Linde PLC	99,638	16,347
Merck KGaA	11,100	1,190
Morphosys AG (a)	16,383	1,518
Morphosys AG sponsored ADR	104,317	2,401
MTU Aero Engines Holdings AG	9,400	1,999
Rational AG	2,300	1,334
SAP SE	233,873	25,042
Scout24 AG (b)	95,000	3,945
Symrise AG	108,700	9,131
Vonovia SE	128,700	5,892
Wirecard AG	19,500	3,653

TOTAL GERMANY		143,628

Hong Kong - 1.8%
AIA Group Ltd.	2,892,800	21,893
BOC Hong Kong (Holdings) Ltd.	1,244,500	4,650
Techtronic Industries Co. Ltd.	1,420,500	6,648

TOTAL HONG KONG		33,191

India - 3.6%
Adani Ports & Special Economic Zone Ltd.	717,591	3,094
Axis Bank Ltd. (a)	546,458	4,303
Godrej Consumer Products Ltd.	156,548	1,534
HDFC Bank Ltd.	743,471	19,301
Housing Development Finance Corp. Ltd.	793,387	18,979
Kotak Mahindra Bank Ltd.	253,740	3,840
LIC Housing Finance Ltd.	389,732	2,166
Reliance Industries Ltd.	1,026,708	14,732

TOTAL INDIA		67,949

Indonesia - 0.9%
PT Bank Central Asia Tbk	5,471,100	8,511
PT Bank Rakyat Indonesia Tbk	38,917,000	8,064

TOTAL INDONESIA		16,575

Ireland - 2.4%
CRH PLC	273,000	8,152
DCC PLC (United Kingdom)	51,300	4,403
Kerry Group PLC Class A	112,500	11,532
Kingspan Group PLC (Ireland)	224,900	9,782
Ryanair Holdings PLC sponsored ADR (a)	148,459	12,292

TOTAL IRELAND		46,161

Israel - 0.5%
Check Point Software Technologies Ltd. (a)	79,500	8,825
Italy - 0.7%
FinecoBank SpA	115,900	1,214
Intesa Sanpaolo SpA	2,625,800	5,816
Prada SpA	1,143,200	4,038
Recordati SpA	73,300	2,484

TOTAL ITALY		13,552

Japan - 17.1%
Bandai Namco Holdings, Inc.	85,600	3,046
Daikin Industries Ltd.	122,800	14,234
GMO Internet, Inc.	110,500	1,579
Hoya Corp.	421,900	23,983
Iriso Electronics Co. Ltd.	16,700	707
Itochu Corp.	209,100	3,878
Kao Corp.	151,600	10,085
Keyence Corp.	49,800	24,407
Minebea Mitsumi, Inc.	987,600	15,108
Misumi Group, Inc.	191,300	3,842
Mitsubishi UFJ Financial Group, Inc.	3,130,100	18,945
Morinaga & Co. Ltd.	70,700	2,842
Nabtesco Corp.	86,000	1,896
Nidec Corp.	85,900	11,031
Nintendo Co. Ltd.	5,300	1,655
Nissan Chemical Corp.	51,300	2,419
Nitori Holdings Co. Ltd.	103,400	13,503
NOF Corp.	13,300	378
Olympus Corp.	164,900	5,496
ORIX Corp.	1,579,800	25,776
Outsourcing, Inc.	171,400	2,172
PALTAC Corp.	58,300	2,976
Panasonic Corp.	173,300	1,860
Recruit Holdings Co. Ltd.	617,200	16,565
Renesas Electronics Corp. (a)	704,400	3,733
Seria Co. Ltd.	23,900	806
Shin-Etsu Chemical Co. Ltd.	77,200	6,451
Shiseido Co. Ltd.	138,900	8,764
SMC Corp.	27,800	8,907
SoftBank Corp.	194,700	15,408
Sony Corp.	382,900	20,721
Subaru Corp.	106,600	2,876
Sundrug Co. Ltd.	65,616	2,384
Suzuki Motor Corp.	164,100	8,183
Temp Holdings Co., Ltd.	135,600	2,581
Tsubaki Nakashima Co. Ltd.	75,468	1,391
Tsuruha Holdings, Inc.	134,300	13,997
Welcia Holdings Co. Ltd.	197,806	10,098
Yahoo! Japan Corp.	920,300	2,871
Zozo, Inc.	232,600	5,605

TOTAL JAPAN		323,159

Korea (South) - 0.3%
Cafe24 Corp. (a)	13,900	1,346
LG Chemical Ltd.	14,233	4,329

TOTAL KOREA (SOUTH)		5,675

Luxembourg - 0.8%
B&M European Value Retail S.A.	2,281,095	12,153
Samsonite International SA	1,109,400	3,183

TOTAL LUXEMBOURG		15,336

Netherlands - 4.4%
Adyen BV (b)	6,700	4,334
ASML Holding NV	101,700	17,529
Heineken NV (Bearer)	48,900	4,409
ING Groep NV (Certificaten Van Aandelen)	468,800	5,546
Koninklijke Philips Electronics NV	311,900	11,633
LyondellBasell Industries NV Class A	11,100	991
Unilever NV (Certificaten Van Aandelen) (Bearer)	446,000	23,966
Wolters Kluwer NV	245,300	13,936

TOTAL NETHERLANDS		82,344

New Zealand - 0.3%
Ryman Healthcare Group Ltd.	651,045	5,141
Norway - 1.6%
Equinor ASA	922,100	23,988
Schibsted ASA (A Shares)	207,100	7,176

TOTAL NORWAY		31,164

South Africa - 0.1%
Capitec Bank Holdings Ltd.	35,700	2,397
Spain - 1.9%
Aedas Homes SAU (b)	13,529	350
Amadeus IT Holding SA Class A	201,400	16,237
CaixaBank SA	2,964,300	11,996
Masmovil Ibercom SA (a)	24,090	3,127
Neinor Homes SLU (a)(b)	34,733	559
Prosegur Cash SA (b)	2,232,295	4,425

TOTAL SPAIN		36,694

Sweden - 1.7%
Alfa Laval AB	176,000	4,495
ASSA ABLOY AB (B Shares)	557,800	11,095
Coor Service Management Holding AB (b)	445,200	3,138
HEXPOL AB (B Shares)	469,100	4,342
Indutrade AB	105,900	2,541
Swedbank AB (A Shares)	207,200	4,667
Telefonaktiebolaget LM Ericsson (B Shares)	255,000	2,220

TOTAL SWEDEN		32,498

Switzerland - 4.7%
Credit Suisse Group AG	861,756	11,266
Julius Baer Group Ltd.	166,500	7,593
Lonza Group AG	29,786	9,366
Roche Holding AG (participation certificate)	108,237	26,336
Sig Combibloc Group AG (a)	182,700	2,026
Sika AG	119,770	15,364
Swatch Group AG (Bearer)	16,460	5,570
TE Connectivity Ltd.	23,800	1,795
UBS Group AG	686,113	9,599

TOTAL SWITZERLAND		88,915

Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	465,200	17,724
United Kingdom - 16.5%
Admiral Group PLC	211,600	5,445
Aon PLC	31,600	4,935
Ascential PLC	1,037,977	4,999
Ashtead Group PLC	1,600	40
AstraZeneca PLC (United Kingdom)	302,779	23,159
Beazley PLC	560,546	3,779
Big Yellow Group PLC	125,100	1,379
BP PLC sponsored ADR	295,700	12,825
British American Tobacco PLC sponsored ADR	581,000	25,215
Bunzl PLC	401,000	11,845
Coca-Cola European Partners PLC	141,800	6,450
Compass Group PLC	592,792	11,669
Conviviality PLC (d)	775,686	0
Cranswick PLC	171,000	6,317
DS Smith PLC	401,881	2,018
Halma PLC	231,300	3,926
Hastings Group Holdings PLC (b)	1,715,495	4,059
Indivior PLC (a)	1,064,300	2,562
Informa PLC	374,068	3,412
InterContinental Hotel Group PLC	70,800	3,719
ITV PLC	1,659,700	3,160
John Wood Group PLC	552,200	5,041
LivaNova PLC (a)	22,100	2,475
Lloyds Banking Group PLC	17,732,900	12,940
London Stock Exchange Group PLC	244,700	13,496
Melrose Industries PLC	2,893,571	6,238
Micro Focus International PLC	423,752	6,569
Ocado Group PLC (a)	31,200	341
Prudential PLC	1,314,294	26,317
Reckitt Benckiser Group PLC	244,613	19,780
RELX PLC	662,447	13,108
Rentokil Initial PLC	507,500	2,051
Smith & Nephew PLC	401,100	6,520
Spectris PLC	176,400	4,834
St. James's Place Capital PLC	1,038,500	13,453
Standard Chartered PLC (United Kingdom)	757,588	5,321
Standard Life PLC	2,219,760	7,675
Tesco PLC	4,800,972	13,075
The Weir Group PLC	323,300	6,554
Volution Group PLC	2,421,400	5,354

TOTAL UNITED KINGDOM		312,055

United States of America - 6.9%
Alphabet, Inc. Class C (a)	13,249	14,266
Amgen, Inc.	69,300	13,360
Becton, Dickinson & Co.	27,600	6,362
Boston Scientific Corp. (a)	284,000	10,264
Citigroup, Inc.	160,500	10,506
Coty, Inc. Class A	573,000	6,045
DowDuPont, Inc.	48,500	2,615
FleetCor Technologies, Inc. (a)	16,100	3,220
International Flavors & Fragrances, Inc.	39,600	5,729
International Flavors & Fragrances, Inc. (Israel)	19,123	2,761
Marsh & McLennan Companies, Inc.	19,400	1,644
MasterCard, Inc. Class A	96,400	19,055
Microsoft Corp.	17,900	1,912
Oceaneering International, Inc. (a)	38,110	722
Quintiles Transnational Holdings, Inc. (a)	47,800	5,876
S&P Global, Inc.	42,600	7,767
Visa, Inc. Class A	136,800	18,858

TOTAL UNITED STATES OF AMERICA		130,962

TOTAL COMMON STOCKS
(Cost $1,536,439)		1,769,904

Nonconvertible Preferred Stocks - 0.7%
Germany - 0.7%
Henkel AG & Co. KGaA	83,700	9,156
Jungheinrich AG	64,800	2,150
Sartorius AG (non-vtg.)	18,000	2,610
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $12,734)		13,916

Money Market Funds - 5.8%
Fidelity Cash Central Fund, 2.23% (e)	96,105,882	96,125
Fidelity Securities Lending Cash Central Fund 2.23% (e)(f)	13,217,428	13,219
TOTAL MONEY MARKET FUNDS
(Cost $109,344)		109,344
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $1,658,517)		1,893,164
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(1,037)
NET ASSETS - 100%		$1,892,127

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $44,593,000 or 2.4% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$599
Fidelity Securities Lending Cash Central Fund	450
Total	$1,049

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$56,699	$36,765	$19,934	$--
Consumer Discretionary	151,074	100,339	50,735	--
Consumer Staples	204,882	126,401	78,481	0
Energy	84,052	84,052	--	--
Financials	457,654	319,206	138,448	--
Health Care	239,984	102,838	137,146	--
Industrials	277,005	193,779	83,226	--
Information Technology	218,430	184,599	33,831	--
Materials	82,242	65,220	17,022	--
Real Estate	7,621	7,621	--	--
Utilities	4,177	4,177	--	--
Money Market Funds	109,344	109,344	--	--
Total Investments in Securities:	$1,893,164	$1,334,341	$558,823	$0

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$77,702
Level 2 to Level 1	$231,642

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $12,602) — See accompanying schedule: Unaffiliated issuers (cost $1,549,173)	$1,783,820
Fidelity Central Funds (cost $109,344)	109,344
Total Investment in Securities (cost $1,658,517)		$1,893,164
Foreign currency held at value (cost $394)		386
Receivable for investments sold		8,074
Receivable for fund shares sold		8,179
Dividends receivable		6,276
Distributions receivable from Fidelity Central Funds		116
Prepaid expenses		4
Other receivables		145
Total assets		1,916,344
Liabilities
Payable for investments purchased	$7,298
Payable for fund shares redeemed	1,789
Accrued management fee	1,079
Distribution and service plan fees payable	307
Other affiliated payables	381
Other payables and accrued expenses	144
Collateral on securities loaned	13,219
Total liabilities		24,217
Net Assets		$1,892,127
Net Assets consist of:
Paid in capital		$1,591,351
Total distributable earnings (loss)		300,776
Net Assets		$1,892,127
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($463,074 ÷ 21,972 shares)		$21.08
Maximum offering price per share (100/94.25 of $21.08)		$22.37
Class M:
Net Asset Value and redemption price per share ($174,637 ÷ 8,353 shares)		$20.91
Maximum offering price per share (100/96.50 of $20.91)		$21.67
Class C:
Net Asset Value and offering price per share ($149,848 ÷ 7,451 shares)(a)		$20.11
Class I:
Net Asset Value, offering price and redemption price per share ($806,537 ÷ 37,618 shares)		$21.44
Class Z:
Net Asset Value, offering price and redemption price per share ($298,031 ÷ 13,903 shares)		$21.44

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2018
Investment Income
Dividends		$48,317
Income from Fidelity Central Funds		1,049
Income before foreign taxes withheld		49,366
Less foreign taxes withheld		(4,266)
Total income		45,100
Expenses
Management fee	$14,536
Transfer agent fees	3,943
Distribution and service plan fees	4,320
Accounting and security lending fees	963
Custodian fees and expenses	286
Independent trustees' fees and expenses	11
Registration fees	97
Audit	74
Legal	8
Miscellaneous	15
Total expenses before reductions	24,253
Expense reductions	(364)
Total expenses after reductions		23,889
Net investment income (loss)		21,211
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	66,421
Fidelity Central Funds	(1)
Foreign currency transactions	(469)
Total net realized gain (loss)		65,951
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $503)	(274,281)
Assets and liabilities in foreign currencies	(112)
Total change in net unrealized appreciation (depreciation)		(274,393)
Net gain (loss)		(208,442)
Net increase (decrease) in net assets resulting from operations		$(187,231)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,211	$17,535
Net realized gain (loss)	65,951	145,317
Change in net unrealized appreciation (depreciation)	(274,393)	244,874
Net increase (decrease) in net assets resulting from operations	(187,231)	407,726
Distributions to shareholders	(24,045)	–
Distributions to shareholders from net investment income	–	(18,146)
Distributions to shareholders from net realized gain	–	(4,351)
Total distributions	(24,045)	(22,497)
Share transactions - net increase (decrease)	(148,877)	12,173
Redemption fees	–	8
Total increase (decrease) in net assets	(360,153)	397,410
Net Assets
Beginning of period	2,252,280	1,854,870
End of period	$1,892,127	$2,252,280
Other Information
Undistributed net investment income end of period		$17,289

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Diversified International Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.43	$19.38	$20.10	$19.56	$19.47
Income from Investment Operations
Net investment income (loss)A	.21	.17	.18	.15	.27B
Net realized and unrealized gain (loss)	(2.33)C	4.11	(.77)	.61	.17
Total from investment operations	(2.12)	4.28	(.59)	.76	.44
Distributions from net investment income	(.16)	(.19)	(.13)	(.20)	(.18)
Distributions from net realized gain	(.07)	(.05)	–	(.02)	(.17)
Total distributions	(.23)	(.23)D	(.13)	(.22)	(.35)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$21.08	$23.43	$19.38	$20.10	$19.56
Total ReturnF,G	(9.14)%C	22.39%	(2.97)%	3.93%	2.28%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.19%	1.21%	1.23%	1.22%	1.26%
Expenses net of fee waivers, if any	1.19%	1.21%	1.23%	1.22%	1.26%
Expenses net of all reductions	1.17%	1.20%	1.22%	1.21%	1.26%
Net investment income (loss)	.89%	.82%	.92%	.75%	1.34%B
Supplemental Data
Net assets, end of period (in millions)	$463	$579	$574	$662	$693
Portfolio turnover rateJ	32%	44%	31%	34%	40%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.11 per share. Excluding these litigation proceeds, the total return would have been (9.62)%.

 D Total distributions of $.23 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.046 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.24	$19.21	$19.92	$19.38	$19.30
Income from Investment Operations
Net investment income (loss)A	.14	.12	.13	.10	.21B
Net realized and unrealized gain (loss)	(2.31)C	4.08	(.77)	.61	.18
Total from investment operations	(2.17)	4.20	(.64)	.71	.39
Distributions from net investment income	(.09)	(.13)	(.07)	(.15)	(.14)
Distributions from net realized gain	(.07)	(.05)	–	(.02)	(.17)
Total distributions	(.16)	(.17)D	(.07)	(.17)	(.31)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$20.91	$23.24	$19.21	$19.92	$19.38
Total ReturnF,G	(9.40)%C	22.10%	(3.22)%	3.67%	2.04%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.46%	1.48%	1.49%	1.48%	1.51%
Expenses net of fee waivers, if any	1.46%	1.47%	1.49%	1.48%	1.51%
Expenses net of all reductions	1.44%	1.47%	1.48%	1.47%	1.51%
Net investment income (loss)	.62%	.56%	.66%	.49%	1.09%B
Supplemental Data
Net assets, end of period (in millions)	$175	$224	$224	$271	$284
Portfolio turnover rateJ	32%	44%	31%	34%	40%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.11 per share. Excluding these litigation proceeds, the total return would have been (9.88)%.

 D Total distributions of $.17 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.046 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.35	$18.48	$19.19	$18.68	$18.63
Income from Investment Operations
Net investment income (loss)A	.03	.01	.03	–B	.11C
Net realized and unrealized gain (loss)	(2.23)D	3.94	(.74)	.59	.18
Total from investment operations	(2.20)	3.95	(.71)	.59	.29
Distributions from net investment income	–	(.03)	–	(.06)	(.07)
Distributions from net realized gain	(.04)	(.05)	–	(.02)	(.17)
Total distributions	(.04)	(.08)	–	(.08)	(.24)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$20.11	$22.35	$18.48	$19.19	$18.68
Total ReturnE,F	(9.85)%D	21.46%	(3.70)%	3.15%	1.58%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.95%	1.96%	1.98%	1.97%	2.00%
Expenses net of fee waivers, if any	1.95%	1.96%	1.98%	1.97%	2.00%
Expenses net of all reductions	1.94%	1.96%	1.98%	1.96%	2.00%
Net investment income (loss)	.13%	.07%	.17%	- %I	.60%C
Supplemental Data
Net assets, end of period (in millions)	$150	$211	$206	$251	$243
Portfolio turnover rateJ	32%	44%	31%	34%	40%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.11 per share. Excluding these litigation proceeds, the total return would have been (10.33)%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount represents less than .005%.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.85	$19.73	$20.46	$19.91	$19.80
Income from Investment Operations
Net investment income (loss)A	.27	.24	.24	.21	.33B
Net realized and unrealized gain (loss)	(2.37)C	4.18	(.78)	.63	.18
Total from investment operations	(2.10)	4.42	(.54)	.84	.51
Distributions from net investment income	(.24)	(.25)	(.19)	(.26)	(.23)
Distributions from net realized gain	(.07)	(.05)	–	(.02)	(.17)
Total distributions	(.31)	(.30)	(.19)	(.29)D	(.40)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$21.44	$23.85	$19.73	$20.46	$19.91
Total ReturnF	(8.94)%C	22.75%	(2.69)%	4.24%	2.60%
Ratios to Average Net AssetsG,H
Expenses before reductions	.92%	.93%	.94%	.94%	.97%
Expenses net of fee waivers, if any	.92%	.93%	.94%	.94%	.97%
Expenses net of all reductions	.91%	.92%	.94%	.94%	.97%
Net investment income (loss)	1.16%	1.10%	1.21%	1.03%	1.63%B
Supplemental Data
Net assets, end of period (in millions)	$807	$953	$757	$747	$648
Portfolio turnover rateI	32%	44%	31%	34%	40%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.11 per share. Excluding these litigation proceeds, the total return would have been (9.42)%.

 D Total distributions of $.29 per share is comprised of distributions from net investment income of $.263 and distributions from net realized gain of $.022 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class Z

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.85	$19.73	$20.46	$19.93	$19.81
Income from Investment Operations
Net investment income (loss)A	.31	.27	.27	.24	.36B
Net realized and unrealized gain (loss)	(2.37)C	4.18	(.78)	.61	.19
Total from investment operations	(2.06)	4.45	(.51)	.85	.55
Distributions from net investment income	(.28)	(.28)	(.22)	(.30)	(.26)
Distributions from net realized gain	(.07)	(.05)	–	(.02)	(.17)
Total distributions	(.35)	(.33)	(.22)	(.32)	(.43)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$21.44	$23.85	$19.73	$20.46	$19.93
Total ReturnE	(8.78)%C	22.94%	(2.54)%	4.34%	2.81%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.78%	.79%	.79%	.81%
Expenses net of fee waivers, if any	.78%	.78%	.79%	.79%	.81%
Expenses net of all reductions	.76%	.78%	.79%	.78%	.81%
Net investment income (loss)	1.30%	1.25%	1.36%	1.18%	1.79%B
Supplemental Data
Net assets, end of period (in millions)	$298	$286	$93	$83	$24
Portfolio turnover rateH	32%	44%	31%	34%	40%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.11 per share. Excluding these litigation proceeds, the total return would have been (9.26)%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3– unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$355,585
Gross unrealized depreciation	(135,957)
Net unrealized appreciation (depreciation)	$219,628
Tax Cost	$1,673,536

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,882
Undistributed long-term capital gain	$64,620
Net unrealized appreciation (depreciation) on securities and other investments	$219,470

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$24,045	$ 22,497

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A – removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $683,001 and $893,862, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .66% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,389	$33
Class M	.25%	.25%	1,052	18
Class C	.75%	.25%	1,879	59
			$4,320	$110

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$70
Class M	19
Class C(a)	6
$95

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,161.21
Class M	476.23
Class C	412.22
Class I	1,750.19
Class Z	144.05
	$3,943

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $450, including less than five hundred dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $341 for the period.

In addition, during the period the investment advisor reimbursed and/or waived a portion of fund-level operating expenses in the amount of $23.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$5,653	$–
Class M	1,520	–
Class C	401	–
Class I	12,234	–
Class Z	4,237	–
Total	$24,045	$–
From net investment income
Class A	$–	$5,441
Class M	–	1,459
Class C	–	337
Class I	–	9,585
Class Z	–	1,324
Total	$–	$18,146
From net realized gain
Class A	$–	$1,338
Class M	–	524
Class C	–	500
Class I	–	1,771
Class Z	–	218
Total	$–	$4,351

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017	Year ended October 31, 2018	Year ended October 31, 2017
Class A
Shares sold	2,464	3,317	$58,230	$69,149
Reinvestment of distributions	235	342	5,469	6,436
Shares redeemed	(5,429)	(8,598)	(126,599)	(175,117)
Net increase (decrease)	(2,730)	(4,939)	$(62,900)	$(99,532)
Class M
Shares sold	557	809	$13,025	$16,845
Reinvestment of distributions	64	102	1,487	1,912
Shares redeemed	(1,889)	(2,936)	(44,045)	(59,831)
Net increase (decrease)	(1,268)	(2,025)	$(29,533)	$(41,074)
Class C
Shares sold	462	706	$10,419	$14,348
Reinvestment of distributions	16	40	361	720
Shares redeemed	(2,468)	(2,474)	(55,659)	(49,015)
Net increase (decrease)	(1,990)	(1,728)	$(44,879)	$(33,947)
Class I
Shares sold	6,999	13,526	$164,832	$282,118
Reinvestment of distributions	434	479	10,246	9,168
Shares redeemed	(9,766)	(12,447)	(231,388)	(259,183)
Net increase (decrease)	(2,333)	1,558	$(56,310)	$32,103
Class Z
Shares sold	5,480	9,293	$130,793	$197,380
Reinvestment of distributions	164	81	3,858	1,541
Shares redeemed	(3,743)	(2,078)	(89,906)	(44,298)
Net increase (decrease)	1,901	7,296	$44,745	$154,623

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Diversified International Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Diversified International Fund (one of the funds constituting Fidelity Advisor Series VIII, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.19%
Actual		$1,000.00	$902.40	$5.71
Hypothetical-C		$1,000.00	$1,019.21	$6.06
Class M	1.46%
Actual		$1,000.00	$901.30	$7.00
Hypothetical-C		$1,000.00	$1,017.85	$7.43
Class C	1.95%
Actual		$1,000.00	$899.00	$9.33
Hypothetical-C		$1,000.00	$1,015.38	$9.91
Class I	.92%
Actual		$1,000.00	$903.50	$4.41
Hypothetical-C		$1,000.00	$1,020.57	$4.69
Class Z	.77%
Actual		$1,000.00	$904.30	$3.70
Hypothetical-C		$1,000.00	$1,021.32	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Diversified International Fund
Class A	12/10/18	12/07/18	$0.173	$0.735
Class M	12/10/18	12/07/18	$0.109	$0.735
Class C	12/10/18	12/07/18	$0.000	$0.735
Class I	12/10/18	12/07/18	$0.242	$0.735
Class Z	12/10/18	12/07/18	$0.276	$0.735

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $64,620,310, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 9%, Class M designates 12%, Class C designates 32%, Class I designates 7% and Class Z designates 6% of the dividends distributed in December 2017, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Diversified International Fund
Class A	12/11/17	$0.2568	$0.0258
Class M	12/11/17	$0.1858	$0.0258
Class C	12/11/17	$0.0688	$0.0258
Class I	12/11/17	$0.3328	$0.0258
Class Z	12/11/17	$0.3728	$0.0258

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Diversified International Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

ADIF-ANN-1218
1.728709.119

Fidelity Advisor® Emerging Asia Fund Class A, Class M, Class C, Class I and Class Z Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(20.52)%	3.08%	10.37%
Class M (incl. 3.50% sales charge)	(18.87)%	3.26%	10.31%
Class C (incl. contingent deferred sales charge)	(17.13)%	3.54%	10.21%
Class I	(15.43)%	4.62%	11.36%
Class Z	(15.43)%	4.62%	11.36%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Asia Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Period Ending Values
$26,830	Fidelity Advisor® Emerging Asia Fund - Class A
$26,554	MSCI AC (All Country) Asia ex Japan Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager John Dance:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned about -15% to -16%, lagging the -13.62% return of the benchmark MSCI AC (All Country) Asia ex Japan Index. Stock selection primarily drove the fund’s underperformance of the benchmark, especially in the energy, utilities, financials and information technology sectors. By country, picks in India and China detracted notably. Choices in Australia hurt to a lesser extent. At the stock level, an out-of-benchmark position in Australia-based Blue Sky Alternative Investments detracted most on a relative basis. The stock dropped sharply and was suspended from trading after a report surfaced claiming the firm overvalued its fee-earning assets and overstated its investment results. We believe the accusations are without merit and continued to hold the stock in the fund at period end. The fund’s largest position, Tencent Holdings, also detracted this period. In August, Tencent reported a rare quarterly profit decline. Conversely, stock selection in the consumer discretionary sector was a bright spot, and the fund’s cash position provided some ballast in a declining market. Geographically, stock picking in Hong Kong and Indonesia contributed. The fund's top relative contributor was HKT Trust and HKT Limited Stapled Units, a Hong Kong-based wireless operator.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Tencent Holdings Ltd.	6.9
Taiwan Semiconductor Manufacturing Co. Ltd.	6.3
Alibaba Group Holding Ltd. sponsored ADR	5.6
AIA Group Ltd.	4.0
Reliance Industries Ltd.	2.8
Samsung Electronics Co. Ltd.	2.5
Housing Development Finance Corp. Ltd.	2.4
China Construction Bank Corp. (H Shares)	2.4
HKT Trust/HKT Ltd. unit	2.0
PT Bank Central Asia Tbk	1.9
36.8

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Financials	23.7
Information Technology	13.3
Consumer Discretionary	12.4
Media & Entertainment	7.8
Industrials	7.1

Asset Allocation (% of fund's net assets)

As of October 31, 2018
Stocks	91.6%
Short-Term Investments and Net Other Assets (Liabilities)	8.4%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 90.5%
	Shares	Value
Australia - 2.2%
Blue Sky Alternative Investments Ltd. (a)	282,448	$242,019
HUB24 Ltd.	201,353	1,634,060
Netwealth Group Ltd. (b)	32,322	160,222
SpeedCast International Ltd.	377,109	961,379
Woodside Petroleum Ltd.	95,681	2,361,314

TOTAL AUSTRALIA		5,358,994

Bermuda - 3.4%
China Resource Gas Group Ltd.	560,000	2,142,324
Hongkong Land Holdings Ltd.	528,500	3,128,720
Tai Cheung Holdings Ltd.	1,191,000	1,108,691
Vtech Holdings Ltd.	181,100	2,124,625

TOTAL BERMUDA		8,504,360

Cayman Islands - 17.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	97,500	13,872,300
Geely Automobile Holdings Ltd.	857,000	1,639,261
International Housewares Retail Co. Ltd.	3,175,900	668,231
NetEase, Inc. ADR	10,400	2,161,640
Shenzhou International Group Holdings Ltd.	300,000	3,312,952
SITC International Holdings Co. Ltd.	1,079,000	792,538
Tencent Holdings Ltd.	504,400	17,280,370
Value Partners Group Ltd.	2,231,000	1,655,764
ZTO Express (Cayman), Inc. sponsored ADR	141,600	2,296,752

TOTAL CAYMAN ISLANDS		43,679,808

China - 14.5%
China Construction Bank Corp. (H Shares)	7,643,000	6,065,081
China Pacific Insurance (Group) Co. Ltd. (H Shares)	507,000	1,887,847
Gree Electric Appliances, Inc. of Zhuhai Class A (a)	350,100	1,910,188
Hangzhou Tigermed Consulting Co. Ltd. Class A	288,372	1,761,489
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	526,800	1,667,478
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	108,910	1,380,023
Kweichow Moutai Co. Ltd. (A Shares)	56,644	4,457,204
Midea Group Co. Ltd. Class A	245,900	1,305,704
PICC Property & Casualty Co. Ltd. (H Shares)	1,788,590	1,733,406
Qingdao Port International Co. Ltd. (a)(c)	2,929,000	1,718,119
Shanghai International Airport Co. Ltd. (A Shares)	414,500	2,944,310
Shenzhen Expressway Co. (H Shares)	3,128,000	2,875,928
Sinopec Engineering Group Co. Ltd. (H Shares)	1,934,500	1,798,342
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	986,207	1,891,644
Yunnan Baiyao Group Co. Ltd. (d)	262,368	2,641,489

TOTAL CHINA		36,038,252

Hong Kong - 7.6%
AIA Group Ltd.	1,308,000	9,899,298
Dah Sing Banking Group Ltd.	1,144,400	2,174,403
Power Assets Holdings Ltd.	340,500	2,273,054
Sino Land Ltd.	1,234,000	1,935,513
Techtronic Industries Co. Ltd.	553,500	2,590,357

TOTAL HONG KONG		18,872,625

India - 17.6%
Adani Ports & Special Economic Zone Ltd. (a)	365,125	1,574,096
Amara Raja Batteries Ltd.	76,862	773,972
Axis Bank Ltd. (a)	399,430	3,145,322
Bharti Infratel Ltd.	343,181	1,249,344
CCL Products (India) Ltd.	401,679	1,374,865
Future Retail Ltd.	339,377	2,244,541
Havells India Ltd. (a)	146,726	1,281,174
HDFC Asset Management Co. Ltd. (a)	496	9,392
HDFC Bank Ltd.	167,727	4,354,237
Housing Development Finance Corp. Ltd.	254,106	6,078,651
Indraprastha Gas Ltd.	915,636	3,309,214
Oberoi Realty Ltd.	350,107	2,004,026
Petronet LNG Ltd.	589,733	1,799,658
Power Grid Corp. of India Ltd.	1,124,832	2,828,049
Reliance Industries Ltd.	477,696	6,854,447
Sun Pharmaceutical Industries Ltd.	284,286	2,230,354
TCNS Clothing Co. Ltd. (a)	41,679	348,264
UPL Ltd. (a)	193,811	1,767,123
VST Industries Ltd. (a)	14,284	612,642

TOTAL INDIA		43,839,371

Indonesia - 3.0%
PT Bank Central Asia Tbk	3,107,700	4,834,541
PT Bank Rakyat Indonesia Tbk	12,736,200	2,638,976

TOTAL INDONESIA		7,473,517

Israel - 0.1%
Sarine Technologies Ltd.	803,000	310,151
Japan - 1.4%
SMC Corp.	5,000	1,601,897
SoftBank Corp.	25,100	1,986,384

TOTAL JAPAN		3,588,281

Korea (South) - 7.6%
Cafe24 Corp. (a)	10,691	1,035,369
Cuckoo Holdings Co. Ltd.	6,553	697,800
Hyundai Fire & Marine Insurance Co. Ltd.	49,864	1,826,744
KB Financial Group, Inc.	77,777	3,234,847
LG Chemical Ltd.	6,553	1,992,893
Samsung Electronics Co. Ltd.	165,070	6,134,065
SK Hynix, Inc.	67,724	4,048,008

TOTAL KOREA (SOUTH)		18,969,726

Malaysia - 0.4%
Bursa Malaysia Bhd	555,200	971,219
Multi-National - 2.0%
HKT Trust/HKT Ltd. unit	3,639,500	5,012,350
Philippines - 1.1%
Ayala Land, Inc.	3,693,200	2,740,337
Singapore - 0.8%
Wing Tai Holdings Ltd.	1,362,300	1,898,162
Taiwan - 8.9%
E.SUN Financial Holdings Co. Ltd.	3,809,922	2,522,679
Taiwan Semiconductor Manufacturing Co. Ltd.	2,103,393	15,782,049
United Microelectronics Corp.	4,091,000	1,558,124
Voltronic Power Technology Corp.	147,000	2,371,619

TOTAL TAIWAN		22,234,471

Thailand - 2.3%
Bangkok Bank PCL (For. Reg.)	558,700	3,571,906
Thai Beverage PCL	4,619,700	2,084,476

TOTAL THAILAND		5,656,382

TOTAL COMMON STOCKS
(Cost $189,458,817)		225,148,006

Nonconvertible Preferred Stocks - 1.1%
Korea (South) - 1.1%
Samsung Electronics Co. Ltd.
(Cost $3,206,989)	90,500	2,835,561

Money Market Funds - 8.8%
Fidelity Cash Central Fund, 2.23% (e)	21,545,990	21,550,299
Fidelity Securities Lending Cash Central Fund 2.23% (e)(f)	258,132	258,158
TOTAL MONEY MARKET FUNDS
(Cost $21,808,457)		21,808,457
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $214,474,263)		249,792,024
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(931,338)
NET ASSETS - 100%		$248,860,686

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,718,119 or 0.7% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$158,683
Fidelity Securities Lending Cash Central Fund	6,191
Total	$164,874

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$28,651,467	$9,384,713	$19,266,754	$--
Consumer Discretionary	30,886,350	30,886,350	--	--
Consumer Staples	11,576,688	11,576,688	--	--
Energy	11,015,419	11,015,419	--	--
Financials	58,640,614	44,986,449	13,654,165	--
Health Care	8,524,976	5,883,487	--	2,641,489
Industrials	18,042,146	18,042,146	--	--
Information Technology	33,517,801	16,177,628	17,340,173	--
Materials	3,760,016	3,760,016	--	--
Real Estate	12,815,449	12,815,449	--	--
Utilities	10,552,641	10,552,641	--	--
Money Market Funds	21,808,457	21,808,457	--	--
Total Investments in Securities:	$249,792,024	$196,889,443	$50,261,092	$2,641,489

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$6,033,594
Level 2 to Level 1	$252,069

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Health Care
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(1,458,258)
Cost of Purchases	105,686
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	3,994,061
Transfers out of Level 3	--
Ending Balance	$2,641,489
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$(1,458,258)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $242,476) — See accompanying schedule: Unaffiliated issuers (cost $192,665,806)	$227,983,567
Fidelity Central Funds (cost $21,808,457)	21,808,457
Total Investment in Securities (cost $214,474,263)		$249,792,024
Foreign currency held at value (cost $62)		61
Receivable for investments sold		203,757
Receivable for fund shares sold		52,219
Dividends receivable		161,878
Distributions receivable from Fidelity Central Funds		34,878
Prepaid expenses		603
Other receivables		146,477
Total assets		250,391,897
Liabilities
Payable for investments purchased	$69,844
Payable for fund shares redeemed	780,559
Accrued management fee	149,576
Distribution and service plan fees payable	80,062
Other affiliated payables	63,070
Other payables and accrued expenses	129,942
Collateral on securities loaned	258,158
Total liabilities		1,531,211
Net Assets		$248,860,686
Net Assets consist of:
Paid in capital		$198,939,236
Total distributable earnings (loss)		49,921,450
Net Assets		$248,860,686
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($106,775,296 ÷ 3,185,605 shares)		$33.52
Maximum offering price per share (100/94.25 of $33.52)		$35.56
Class M:
Net Asset Value and redemption price per share ($33,478,114 ÷ 1,030,109 shares)		$32.50
Maximum offering price per share (100/96.50 of $32.50)		$33.68
Class C:
Net Asset Value and offering price per share ($48,506,512 ÷ 1,599,681 shares)(a)		$30.32
Class I:
Net Asset Value, offering price and redemption price per share ($59,527,473 ÷ 1,720,671 shares)		$34.60
Class Z:
Net Asset Value, offering price and redemption price per share ($573,291 ÷ 16,569 shares)		$34.60

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$6,400,722
Income from Fidelity Central Funds		164,874
Income before foreign taxes withheld		6,565,596
Less foreign taxes withheld		(521,570)
Total income		6,044,026
Expenses
Management fee	$2,169,192
Transfer agent fees	679,252
Distribution and service plan fees	1,175,024
Accounting and security lending fees	162,887
Custodian fees and expenses	166,012
Independent trustees' fees and expenses	1,576
Registration fees	62,735
Audit	97,142
Legal	1,597
Miscellaneous	1,944
Total expenses before reductions	4,517,361
Expense reductions	(56,977)
Total expenses after reductions		4,460,384
Net investment income (loss)		1,583,642
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,074,511
Fidelity Central Funds	77
Foreign currency transactions	(147,950)
Total net realized gain (loss)		20,926,638
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $883,019)	(71,349,511)
Assets and liabilities in foreign currencies	(19,865)
Total change in net unrealized appreciation (depreciation)		(71,369,376)
Net gain (loss)		(50,442,738)
Net increase (decrease) in net assets resulting from operations		$(48,859,096)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,583,642	$1,672,421
Net realized gain (loss)	20,926,638	3,273,257
Change in net unrealized appreciation (depreciation)	(71,369,376)	68,519,125
Net increase (decrease) in net assets resulting from operations	(48,859,096)	73,464,803
Distributions to shareholders	(1,669,451)	–
Distributions to shareholders from net investment income	–	(1,607,959)
Distributions to shareholders from net realized gain	–	(514,572)
Total distributions	(1,669,451)	(2,122,531)
Share transactions - net increase (decrease)	(10,181,121)	2,563,469
Redemption fees	5,359	39,586
Total increase (decrease) in net assets	(60,704,309)	73,945,327
Net Assets
Beginning of period	309,564,995	235,619,668
End of period	$248,860,686	$309,564,995
Other Information
Undistributed net investment income end of period		$1,566,191

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Emerging Asia Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$39.98	$30.26	$28.75	$32.05	$31.34
Income from Investment Operations
Net investment income (loss)A	.25	.27	.29	.31	.30
Net realized and unrealized gain (loss)	(6.48)	9.75	1.67	(1.76)	2.00B
Total from investment operations	(6.23)	10.02	1.96	(1.45)	2.30
Distributions from net investment income	(.22)	(.24)	(.22)	(.18)	(.26)
Distributions from net realized gain	(.01)	(.07)	(.23)	(1.67)	(1.33)
Total distributions	(.23)	(.31)	(.45)	(1.86)C	(1.59)
Redemption fees added to paid in capitalA	–D	.01	–D	.01	–D
Net asset value, end of period	$33.52	$39.98	$30.26	$28.75	$32.05
Total ReturnE,F	(15.67)%	33.54%	6.95%	(4.78)%	7.70%B
Ratios to Average Net AssetsG,H
Expenses before reductions	1.32%	1.38%	1.42%	1.37%	1.42%
Expenses net of fee waivers, if any	1.32%	1.37%	1.42%	1.37%	1.42%
Expenses net of all reductions	1.30%	1.36%	1.42%	1.36%	1.42%
Net investment income (loss)	.62%	.80%	1.03%	1.00%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$106,775	$137,165	$119,449	$125,528	$145,184
Portfolio turnover rateI	34%	43%	75%	70%	91%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.18. Excluding this amount, the total return would have been 8.29%.

 C Total distributions of $1.86 per share is comprised of distributions from net investment income of $.183 and distributions from net realized gain of $1.674 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Asia Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$38.80	$29.39	$27.93	$31.17	$30.53
Income from Investment Operations
Net investment income (loss)A	.13	.16	.20	.21	.20
Net realized and unrealized gain (loss)	(6.29)	9.49	1.62	(1.71)	1.94B
Total from investment operations	(6.16)	9.65	1.82	(1.50)	2.14
Distributions from net investment income	(.13)	(.18)	(.13)	(.08)	(.17)
Distributions from net realized gain	(.01)	(.07)	(.23)	(1.67)	(1.33)
Total distributions	(.14)	(.25)	(.36)	(1.75)	(1.50)
Redemption fees added to paid in capitalA	–C	.01	–C	.01	–C
Net asset value, end of period	$32.50	$38.80	$29.39	$27.93	$31.17
Total ReturnD,E	(15.93)%	33.16%	6.62%	(5.05)%	7.34%B
Ratios to Average Net AssetsF,G
Expenses before reductions	1.61%	1.68%	1.72%	1.68%	1.73%
Expenses net of fee waivers, if any	1.61%	1.68%	1.72%	1.68%	1.73%
Expenses net of all reductions	1.59%	1.66%	1.72%	1.67%	1.73%
Net investment income (loss)	.33%	.50%	.72%	.69%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$33,478	$44,730	$35,791	$37,720	$44,563
Portfolio turnover rateH	34%	43%	75%	70%	91%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.18. Excluding this amount, the total return would have been 7.93%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Asia Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$36.29	$27.52	$26.17	$29.30	$28.78
Income from Investment Operations
Net investment income (loss)A	(.04)	.02	.07	.07	.06
Net realized and unrealized gain (loss)	(5.86)	8.89	1.52	(1.59)	1.82B
Total from investment operations	(5.90)	8.91	1.59	(1.52)	1.88
Distributions from net investment income	(.05)	(.08)	(.01)	–	(.03)
Distributions from net realized gain	(.01)	(.07)	(.23)	(1.62)	(1.33)
Total distributions	(.07)C	(.14)D	(.24)	(1.62)	(1.36)
Redemption fees added to paid in capitalA	–E	–E	–E	.01	–E
Net asset value, end of period	$30.32	$36.29	$27.52	$26.17	$29.30
Total ReturnF,G	(16.30)%	32.58%	6.14%	(5.46)%	6.85%B
Ratios to Average Net AssetsH,I
Expenses before reductions	2.06%	2.11%	2.16%	2.11%	2.17%
Expenses net of fee waivers, if any	2.05%	2.11%	2.16%	2.11%	2.17%
Expenses net of all reductions	2.04%	2.09%	2.16%	2.10%	2.17%
Net investment income (loss)	(.11)%	.07%	.29%	.26%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$48,507	$60,852	$43,016	$51,651	$57,226
Portfolio turnover rateJ	34%	43%	75%	70%	91%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.17. Excluding this amount, the total return would have been 7.44%.

 C Total distributions of $.07 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.013 per share.

 D Total distributions of $.14 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $.067 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Asia Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$41.27	$31.19	$29.63	$33.00	$32.24
Income from Investment Operations
Net investment income (loss)A	.37	.38	.39	.41	.40
Net realized and unrealized gain (loss)	(6.68)	10.06	1.72	(1.81)	2.04B
Total from investment operations	(6.31)	10.44	2.11	(1.40)	2.44
Distributions from net investment income	(.34)	(.31)	(.32)	(.31)	(.35)
Distributions from net realized gain	(.01)	(.07)	(.23)	(1.67)	(1.33)
Total distributions	(.36)C	(.37)D	(.55)	(1.98)	(1.68)
Redemption fees added to paid in capitalA	–E	.01	–E	.01	–E
Net asset value, end of period	$34.60	$41.27	$31.19	$29.63	$33.00
Total ReturnF	(15.43)%	33.97%	7.27%	(4.47)%	7.98%B
Ratios to Average Net AssetsG,H
Expenses before reductions	1.03%	1.08%	1.11%	1.07%	1.12%
Expenses net of fee waivers, if any	1.03%	1.07%	1.11%	1.07%	1.12%
Expenses net of all reductions	1.02%	1.06%	1.11%	1.06%	1.12%
Net investment income (loss)	.91%	1.10%	1.34%	1.30%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$59,527	$66,818	$37,364	$51,569	$48,693
Portfolio turnover rateI	34%	43%	75%	70%	91%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.19. Excluding this amount, the total return would have been 8.57%.

 C Total distributions of $.36 per share is comprised of distributions from net investment income of $.342 and distributions from net realized gain of $.013 per share.

 D Total distributions of $.37 per share is comprised of distributions from net investment income of $.307 and distributions from net realized gain of $.067 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Asia Fund Class Z

Years ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$38.03
Income from Investment Operations
Net investment income (loss)B	–
Net realized and unrealized gain (loss)	(3.43)
Total from investment operations	(3.43)
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$34.60
Total ReturnC,D	(9.02)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.97%G
Expenses net of fee waivers, if any	.97%G
Expenses net of all reductions	.95%G
Net investment income (loss)	(.02)%G
Supplemental Data
Net assets, end of period (000 omitted)	$573
Portfolio turnover rateH	34%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$55,342,220
Gross unrealized depreciation	(20,809,746)
Net unrealized appreciation (depreciation)	$34,532,474
Tax Cost	$215,259,550

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,091,168
Undistributed long-term capital gain	$14,372,142
Net unrealized appreciation (depreciation) on securities and other investments	$34,458,139

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$1,669,451	$ 2,122,531

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $102,331,246 and $125,797,937, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$334,635	$13,602
Class M	.25%	.25%	218,076	5,296
Class C	.75%	.25%	622,313	71,877
			$1,175,024	$90,775

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$27,743
Class M	6,042
Class C(a)	6,172
$39,957

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$297,978.22
Class M	114,751.26
Class C	127,650.21
Class I	138,865.19
Class Z	8	.04(a)
	$679,252

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $124 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $14,333.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $869 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,191. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $53,564 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $242.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,171.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$782,369	$–
Class M	164,115	–
Class C	114,683	–
Class I	608,284	–
Total	$1,669,451	$–
From net investment income
Class A	$–	$945,543
Class M	–	215,347
Class C	–	115,038
Class I	–	332,031
Total	$–	$1,607,959
From net realized gain
Class A	$–	$259,636
Class M	–	81,058
Class C	–	101,415
Class I	–	72,463
Total	$–	$514,572

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018 (a)	Year ended October 31, 2017
Class A
Shares sold	347,979	351,068	$13,983,752	$11,902,064
Reinvestment of distributions	18,295	37,540	726,143	1,091,284
Shares redeemed	(611,537)	(905,334)	(24,140,514)	(29,487,490)
Net increase (decrease)	(245,263)	(516,726)	$(9,430,619)	$(16,494,142)
Class M
Shares sold	106,289	140,369	$4,193,456	$4,595,147
Reinvestment of distributions	4,228	10,290	163,108	291,111
Shares redeemed	(233,325)	(215,506)	(8,901,416)	(6,775,073)
Net increase (decrease)	(122,808)	(64,847)	$(4,544,852)	$(1,888,815)
Class C
Shares sold	264,089	459,427	$9,881,327	$14,705,301
Reinvestment of distributions	2,994	7,217	108,193	191,693
Shares redeemed	(344,108)	(352,850)	(12,330,390)	(10,437,224)
Net increase (decrease)	(77,025)	113,794	$(2,340,870)	$4,459,770
Class I
Shares sold	916,032	941,763	$38,220,251	$33,526,040
Reinvestment of distributions	13,464	11,258	550,139	336,943
Shares redeemed	(828,029)	(531,849)	(33,233,325)	(17,376,327)
Net increase (decrease)	101,467	421,172	$5,537,065	$16,486,656
Class Z
Shares sold	16,569	–	$598,155	$–
Net increase (decrease)	16,569	–	$598,155	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Asia Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Emerging Asia Fund (one of the funds constituting Fidelity Advisor Series VIII, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C and Class I, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.31%
Actual		$1,000.00	$839.00	$6.07-B
Hypothetical-C		$1,000.00	$1,018.60	$6.67-D
Class M	1.61%
Actual		$1,000.00	$837.80	$7.46-B
Hypothetical-C		$1,000.00	$1,017.09	$8.19-D
Class C	2.05%
Actual		$1,000.00	$836.00	$9.49-B
Hypothetical-C		$1,000.00	$1,014.87	$10.41-D
Class I	1.03%
Actual		$1,000.00	$840.40	$4.78-B
Hypothetical-C		$1,000.00	$1,020.01	$5.24-D
Class Z	.97%
Actual		$1,000.00	$909.80	$.76-B
Hypothetical-C		$1,000.00	$1,020.32	$4.94-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period) for Class A, Class M, Class C and Class I, and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Emerging Asia Fund
Class A	12/10/18	12/07/18	$0.194	$1.933
Class M	12/10/18	12/07/18	$0.054	$1.933
Class C	12/10/18	12/07/18	$0.000	$1.933
Class I	12/10/18	12/07/18	$0.330	$1.933
Class Z	12/10/18	12/07/18	$0.418	$1.933

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $16,388,971, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Emerging Asia Fund
Class A	12/11/17	$0.2958	$0.0668
Class M	12/11/17	$0.2088	$0.0668
Class C	12/11/17	$0.1338	$0.0668
Class I	12/11/17	$0.4218	$0.0668

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Emerging Asia Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AEA-ANN-1218
1.703376.121

Fidelity Advisor® Emerging Markets Fund Class A, Class M, Class C, Class I and Class Z Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(19.82)%	0.56%	6.86%
Class M (incl. 3.50% sales charge)	(18.14)%	0.77%	6.84%
Class C (incl. contingent deferred sales charge)	(16.43)%	1.00%	6.69%
Class I	(14.64)%	2.11%	7.85%
Class Z	(14.52)%	2.27%	7.94%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$19,418	Fidelity Advisor® Emerging Markets Fund - Class A
$21,968	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Sammy Simnegar:  For the fiscal year, the fund’s share classes returned roughly returned roughly -14% to -15%, trailing the -12.49% return of the benchmark MSCI Emerging Markets Index. Versus the benchmark, positioning in energy was the biggest detractor, along with security selection within communication services and consumer staples. Geographically, stock picks in China and India detracted the most by far. Among individual stocks, avoiding strong-performing, Brazil-based metals miner Vale hampered relative performance the most. Avoiding a trio of state-run energy giants, Brazil’s Petroleo Brasileiro (aka Petrobras), Russia’s Lukoil, and China’s CNOOC, also worked against us. Additionally, Argentine bank Banco Macro detracted but was not held in the fund at period end. Turning to sectors, stock selection in information technology was the largest relative contributor. I'll note that the fund's small cash position – representing about 1% of assets, on average – helped our relative result considerably in a down market. Regionally, out-of-benchmark exposure to the United States and continental Europe aided relative results. The top individual contributor was an overweight stake in Brazil-based reinsurance provider IRB Brasil Resseguros due to the stock’s strong showing and timely positioning on our part. Another contributor was an out-of-benchmark stake in Wirecard, a Germany-based provider of online payment processing purchased during the period. Lastly, avoiding weak-performing benchmark name Hon Hai Precision also proved beneficial.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2018

% of fund's net assets
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	5.0
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.7
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	4.1
Naspers Ltd. Class N (South Africa, Media)	2.2
20.9

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Financials	20.5
Consumer Discretionary	17.4
Information Technology	17.0
Consumer Staples	10.6
Media & Entertainment	10.0

Top Five Countries as of October 31, 2018

(excluding cash equivalents)	% of fund's net assets
Cayman Islands	15.7
India	11.9
China	8.5
Brazil	8.3
United States of America	7.4

Asset Allocation (% of fund's net assets)

As of October 31, 2018
Stocks	98.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
Belgium - 0.6%
Umicore SA	88,363	$4,162,508
Bermuda - 0.9%
Credicorp Ltd. (United States)	25,514	5,758,765
Brazil - 5.7%
BM&F BOVESPA SA	855,600	6,101,740
CVC Brasil Operadora e Agencia de Viagens SA	278,400	4,234,164
IRB Brasil Resseguros SA	244,400	4,758,625
Localiza Rent A Car SA	749,000	5,786,309
Lojas Renner SA	530,500	5,359,882
Notre Dame Intermedica Participacoes SA	744,000	4,824,055
Rumo SA (a)	705,500	3,156,409
Suzano Papel e Celulose SA	423,200	4,304,211

TOTAL BRAZIL		38,525,395

Cayman Islands - 15.7%
58.com, Inc. ADR (a)	74,100	4,860,219
Alibaba Group Holding Ltd. sponsored ADR (a)	193,800	27,573,864
Baidu.com, Inc. sponsored ADR (a)	57,500	10,928,450
Baozun, Inc. sponsored ADR (a)(b)	103,200	4,108,392
Huazhu Group Ltd. ADR	164,000	4,290,240
New Oriental Education & Technology Group, Inc. sponsored ADR	98,300	5,751,533
Shenzhou International Group Holdings Ltd.	457,000	5,046,729
Sunny Optical Technology Group Co. Ltd.	495,600	4,297,503
TAL Education Group ADR (a)	202,600	5,871,348
Tencent Holdings Ltd.	949,400	32,525,745

TOTAL CAYMAN ISLANDS		105,254,023

Chile - 1.4%
Banco Santander Chile sponsored ADR	166,700	4,910,982
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (b)	109,300	4,788,433

TOTAL CHILE		9,699,415

China - 8.5%
China International Travel Service Corp. Ltd. (A Shares)	582,710	4,484,152
Gree Electric Appliances, Inc. of Zhuhai Class A (a)	659,449	3,598,034
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	1,140,546	3,956,794
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	1,294,361	4,097,036
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	332,102	4,208,138
Kweichow Moutai Co. Ltd. (A Shares)	59,575	4,687,838
Midea Group Co. Ltd. Class A	818,809	4,347,793
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	1,222,500	11,512,650
Shanghai International Airport Co. Ltd. (A Shares)	616,723	4,380,757
Shenzhen Inovance Technology Co. Ltd. Class A	1,206,857	3,854,662
Wuliangye Yibin Co. Ltd. Class A	574,000	3,962,082
Yunnan Baiyao Group Co. Ltd. (c)	400,152	4,028,682

TOTAL CHINA		57,118,618

France - 2.9%
Hermes International SCA	6,997	4,002,202
Kering SA	9,159	4,083,183
LVMH Moet Hennessy - Louis Vuitton SA	12,712	3,856,890
Pernod Ricard SA	26,100	3,984,980
Thales SA	27,500	3,519,710

TOTAL FRANCE		19,446,965

Germany - 1.2%
adidas AG	17,861	4,207,894
Wirecard AG	20,700	3,877,944

TOTAL GERMANY		8,085,838

Hong Kong - 1.8%
AIA Group Ltd.	543,800	4,115,626
China Resources Beer Holdings Co. Ltd.	1,284,000	4,461,773
Techtronic Industries Co. Ltd.	795,000	3,720,567

TOTAL HONG KONG		12,297,966

India - 11.9%
Adani Ports & Special Economic Zone Ltd.	477,640	2,059,161
Asian Paints Ltd.	282,439	4,698,661
Dabur India Ltd.	746,300	3,882,354
Eicher Motors Ltd.	14,059	4,156,225
Godrej Consumer Products Ltd.	457,839	4,487,082
HDFC Bank Ltd.	154,972	4,023,114
Hindustan Unilever Ltd.	269,500	5,909,250
Housing Development Finance Corp. Ltd.	403,798	9,659,540
Indraprastha Gas Ltd.	1,153,414	4,168,572
IndusInd Bank Ltd.	199,901	3,851,797
ITC Ltd.	1,455,000	5,510,350
Kotak Mahindra Bank Ltd.	254,304	3,848,084
Maruti Suzuki India Ltd.	59,000	5,278,091
Pidilite Industries Ltd.	286,231	3,710,825
Reliance Industries Ltd.	689,709	9,896,615
Titan Co. Ltd.	403,817	4,611,463

TOTAL INDIA		79,751,184

Indonesia - 1.8%
PT Bank Central Asia Tbk	3,942,100	6,132,588
PT Bank Rakyat Indonesia Tbk	28,735,200	5,954,013

TOTAL INDONESIA		12,086,601

Ireland - 0.6%
Accenture PLC Class A	25,600	4,035,072
Japan - 0.6%
Keyence Corp.	8,000	3,920,769
Kenya - 0.5%
Safaricom Ltd.	15,333,400	3,491,690
Korea (South) - 6.7%
LG Chemical Ltd.	20,672	6,286,752
LG Household & Health Care Ltd.	5,826	5,330,713
Samsung Electronics Co. Ltd.	898,141	33,375,266

TOTAL KOREA (SOUTH)		44,992,731

Mexico - 2.5%
Embotelladoras Arca S.A.B. de CV	575,278	2,892,922
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	473,121	3,914,095
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	269,855	4,485,439
Wal-Mart de Mexico SA de CV Series V	2,282,000	5,828,223

TOTAL MEXICO		17,120,679

Netherlands - 1.8%
ASML Holding NV (Netherlands)	23,300	4,013,288
Ferrari NV	33,900	3,974,072
Yandex NV Series A (a)	145,500	4,383,915

TOTAL NETHERLANDS		12,371,275

Philippines - 2.8%
Ayala Corp.	262,410	4,517,791
Ayala Land, Inc.	6,368,200	4,725,174
SM Investments Corp.	284,949	4,799,186
SM Prime Holdings, Inc.	7,650,300	4,838,972

TOTAL PHILIPPINES		18,881,123

Russia - 3.0%
Alrosa Co. Ltd.	2,971,200	4,505,936
NOVATEK OAO GDR (Reg. S)	40,077	6,793,052
Sberbank of Russia	3,046,590	8,756,769

TOTAL RUSSIA		20,055,757

South Africa - 5.2%
Capitec Bank Holdings Ltd.	68,000	4,566,383
Discovery Ltd.	424,262	4,541,854
FirstRand Ltd.	1,449,400	6,318,313
Mondi Ltd.	191,320	4,576,377
Naspers Ltd. Class N	85,100	14,955,910

TOTAL SOUTH AFRICA		34,958,837

Spain - 0.6%
Amadeus IT Holding SA Class A	48,700	3,926,293
Sweden - 0.6%
Hexagon AB (B Shares)	80,600	3,951,106
Switzerland - 0.7%
Sika AG	34,351	4,406,642
Taiwan - 7.2%
E.SUN Financial Holdings Co. Ltd.	7,273,000	4,815,701
Formosa Chemicals & Fibre Corp.	1,689,000	6,109,979
Formosa Plastics Corp.	1,916,000	6,250,416
Taiwan Semiconductor Manufacturing Co. Ltd.	4,168,000	31,273,082

TOTAL TAIWAN		48,449,178

Thailand - 1.6%
Airports of Thailand PCL (For. Reg.)	2,635,900	5,087,382
C.P. ALL PCL (For. Reg.)	2,661,000	5,396,630

TOTAL THAILAND		10,484,012

United Arab Emirates - 0.6%
National Bank of Abu Dhabi PJSC	1,170,100	4,402,429
United Kingdom - 1.2%
British American Tobacco PLC (United Kingdom)	83,300	3,611,077
NMC Health PLC	99,700	4,501,059

TOTAL UNITED KINGDOM		8,112,136

United States of America - 7.4%
American Tower Corp.	28,800	4,487,328
Amphenol Corp. Class A	48,711	4,359,635
Constellation Brands, Inc. Class A (sub. vtg.)	18,800	3,745,524
MasterCard, Inc. Class A	20,300	4,012,701
MercadoLibre, Inc.	14,300	4,640,350
Moody's Corp.	25,900	3,767,932
MSCI, Inc.	27,000	4,060,260
NVIDIA Corp.	17,800	3,752,774
S&P Global, Inc.	22,300	4,065,736
Sherwin-Williams Co.	10,400	4,092,088
TransDigm Group, Inc. (a)	11,700	3,863,925
Visa, Inc. Class A	33,400	4,604,190

TOTAL UNITED STATES OF AMERICA		49,452,443

TOTAL COMMON STOCKS
(Cost $587,334,425)		645,199,450

Nonconvertible Preferred Stocks - 2.6%
Brazil - 2.6%
Itau Unibanco Holding SA	868,120	11,488,623
Itausa-Investimentos Itau SA (PN)	2,091,900	6,318,139
TOTAL BRAZIL
(Cost $14,512,028)		17,806,762

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 2.23% (d)	1,838,371	1,838,738
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	8,590,884	8,591,743
TOTAL MONEY MARKET FUNDS
(Cost $10,430,481)		10,430,481
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $612,276,934)		673,436,693
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,347,582)
NET ASSETS - 100%		$672,089,114

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$213,398
Fidelity Securities Lending Cash Central Fund	57,041
Total	$270,439

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$71,145,929	$38,620,184	$32,525,745	$--
Consumer Discretionary	117,197,068	113,340,178	3,856,890	--
Consumer Staples	71,995,972	68,384,895	3,611,077	--
Energy	16,689,667	16,689,667	--	--
Financials	138,247,454	125,467,571	12,779,883	--
Health Care	13,353,796	9,325,114	--	4,028,682
Industrials	44,907,035	44,907,035	--	--
Information Technology	113,356,417	78,070,047	35,286,370	--
Materials	57,892,828	57,892,828	--	--
Real Estate	14,051,474	14,051,474	--	--
Utilities	4,168,572	4,168,572	--	--
Money Market Funds	10,430,481	10,430,481	--	--
Total Investments in Securities:	$673,436,693	$581,348,046	$88,059,965	$4,028,682

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $8,733,206) — See accompanying schedule: Unaffiliated issuers (cost $601,846,453)	$663,006,212
Fidelity Central Funds (cost $10,430,481)	10,430,481
Total Investment in Securities (cost $612,276,934)		$673,436,693
Cash		342
Foreign currency held at value (cost $1,879,614)		1,869,858
Receivable for investments sold		12,197,305
Receivable for fund shares sold		5,707,992
Dividends receivable		805,578
Distributions receivable from Fidelity Central Funds		39,538
Prepaid expenses		1,405
Other receivables		95,801
Total assets		694,154,512
Liabilities
Payable for investments purchased	$10,092,436
Payable for fund shares redeemed	2,512,654
Accrued management fee	449,524
Distribution and service plan fees payable	87,203
Other affiliated payables	149,855
Other payables and accrued expenses	182,796
Collateral on securities loaned	8,590,930
Total liabilities		22,065,398
Net Assets		$672,089,114
Net Assets consist of:
Paid in capital		$637,757,535
Total distributable earnings (loss)		34,331,579
Net Assets		$672,089,114
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($120,498,788 ÷ 4,921,580 shares)		$24.48
Maximum offering price per share (100/94.25 of $24.48)		$25.97
Class M:
Net Asset Value and redemption price per share ($40,615,817 ÷ 1,675,002 shares)		$24.25
Maximum offering price per share (100/96.50 of $24.25)		$25.13
Class C:
Net Asset Value and offering price per share ($50,617,295 ÷ 2,183,382 shares)(a)		$23.18
Class I:
Net Asset Value, offering price and redemption price per share ($394,903,875 ÷ 16,021,397 shares)		$24.65
Class Z:
Net Asset Value, offering price and redemption price per share ($65,453,339 ÷ 2,655,556 shares)		$24.65

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$13,226,310
Interest		43
Income from Fidelity Central Funds		270,439
Income before foreign taxes withheld		13,496,792
Less foreign taxes withheld		(1,359,457)
Total income		12,137,335
Expenses
Management fee	$5,642,511
Transfer agent fees	1,501,032
Distribution and service plan fees	1,273,565
Accounting and security lending fees	348,522
Custodian fees and expenses	371,105
Independent trustees' fees and expenses	3,519
Registration fees	128,970
Audit	144,378
Legal	3,874
Interest	1,317
Miscellaneous	4,442
Total expenses before reductions	9,423,235
Expense reductions	(272,877)
Total expenses after reductions		9,150,358
Net investment income (loss)		2,986,977
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(29,280,987)
Fidelity Central Funds	1,426
Foreign currency transactions	131,667
Total net realized gain (loss)		(29,147,894)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,081,188)	(95,526,620)
Assets and liabilities in foreign currencies	(22,641)
Total change in net unrealized appreciation (depreciation)		(95,549,261)
Net gain (loss)		(124,697,155)
Net increase (decrease) in net assets resulting from operations		$(121,710,178)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,986,977	$2,259,653
Net realized gain (loss)	(29,147,894)	35,265,386
Change in net unrealized appreciation (depreciation)	(95,549,261)	100,164,775
Net increase (decrease) in net assets resulting from operations	(121,710,178)	137,689,814
Distributions to shareholders	(2,511,924)	–
Distributions to shareholders from net investment income	–	(1,034,337)
Total distributions	(2,511,924)	(1,034,337)
Share transactions - net increase (decrease)	188,083,026	16,614,636
Redemption fees	14,852	50,215
Total increase (decrease) in net assets	63,875,776	153,320,328
Net Assets
Beginning of period	608,213,338	454,893,010
End of period	$672,089,114	$608,213,338
Other Information
Undistributed net investment income end of period		$1,898,970

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Emerging Markets Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.86	$22.30	$20.73	$23.38	$22.62
Income from Investment Operations
Net investment income (loss)A	.09	.08	.02	.06	.06
Net realized and unrealized gain (loss)	(4.39)	6.49	1.55	(2.66)	.76
Total from investment operations	(4.30)	6.57	1.57	(2.60)	.82
Distributions from net investment income	(.05)	(.01)	–	(.02)	(.05)
Distributions from net realized gain	(.03)	–	–	(.03)	(.01)
Total distributions	(.08)	(.01)	–	(.05)	(.06)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$24.48	$28.86	$22.30	$20.73	$23.38
Total ReturnC,D	(14.93)%	29.46%	7.57%	(11.13)%	3.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.44%	1.47%	1.51%	1.52%	1.52%
Expenses net of fee waivers, if any	1.44%	1.47%	1.51%	1.52%	1.52%
Expenses net of all reductions	1.40%	1.46%	1.51%	1.50%	1.52%
Net investment income (loss)	.30%	.34%	.11%	.28%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$120,499	$142,129	$118,092	$112,931	$141,601
Portfolio turnover rateG	87%	86%	85%	110%	97%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.61	$22.16	$20.65	$23.30	$22.55
Income from Investment Operations
Net investment income (loss)A	–B	.02	(.03)	.01	–B
Net realized and unrealized gain (loss)	(4.34)	6.43	1.54	(2.66)	.76
Total from investment operations	(4.34)	6.45	1.51	(2.65)	.76
Distributions from net investment income	–	–	–	–	–B
Distributions from net realized gain	(.02)	–	–	–	(.01)
Total distributions	(.02)	–	–	–	(.01)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$24.25	$28.61	$22.16	$20.65	$23.30
Total ReturnC,D	(15.17)%	29.11%	7.31%	(11.37)%	3.39%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.73%	1.75%	1.77%	1.78%	1.78%
Expenses net of fee waivers, if any	1.73%	1.75%	1.77%	1.78%	1.78%
Expenses net of all reductions	1.69%	1.73%	1.77%	1.76%	1.78%
Net investment income (loss)	- %G	.06%	(.15)%	.02%	- %G
Supplemental Data
Net assets, end of period (000 omitted)	$40,616	$53,572	$44,575	$43,365	$54,341
Portfolio turnover rateH	87%	86%	85%	110%	97%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$27.46	$21.37	$20.02	$22.70	$22.06
Income from Investment Operations
Net investment income (loss)A	(.13)	(.10)	(.13)	(.10)	(.11)
Net realized and unrealized gain (loss)	(4.15)	6.19	1.48	(2.58)	.75
Total from investment operations	(4.28)	6.09	1.35	(2.68)	.64
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	–	–	–	–
Total distributions	–	–	–	–	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$23.18	$27.46	$21.37	$20.02	$22.70
Total ReturnC,D	(15.59)%	28.50%	6.74%	(11.81)%	2.90%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.22%	2.24%	2.26%	2.27%	2.27%
Expenses net of fee waivers, if any	2.22%	2.24%	2.26%	2.27%	2.27%
Expenses net of all reductions	2.19%	2.22%	2.26%	2.26%	2.27%
Net investment income (loss)	(.49)%	(.43)%	(.64)%	(.47)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$50,617	$57,599	$43,848	$46,595	$64,026
Portfolio turnover rateG	87%	86%	85%	110%	97%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.03	$22.44	$20.83	$23.50	$22.73
Income from Investment Operations
Net investment income (loss)A	.18	.17	.10	.14	.14
Net realized and unrealized gain (loss)	(4.41)	6.51	1.55	(2.67)	.76
Total from investment operations	(4.23)	6.68	1.65	(2.53)	.90
Distributions from net investment income	(.12)	(.09)	(.04)	(.11)	(.12)
Distributions from net realized gain	(.03)	–	–	(.03)	(.01)
Total distributions	(.15)	(.09)	(.04)	(.14)	(.13)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$24.65	$29.03	$22.44	$20.83	$23.50
Total ReturnC	(14.64)%	29.94%	7.93%	(10.83)%	4.00%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.12%	1.13%	1.16%	1.17%	1.18%
Expenses net of fee waivers, if any	1.12%	1.13%	1.16%	1.17%	1.18%
Expenses net of all reductions	1.08%	1.11%	1.15%	1.16%	1.18%
Net investment income (loss)	.62%	.68%	.46%	.63%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$394,904	$340,526	$242,116	$209,270	$199,098
Portfolio turnover rateF	87%	86%	85%	110%	97%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class Z

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.02	$22.44	$20.83	$23.50	$22.73
Income from Investment Operations
Net investment income (loss)A	.22	.21	.13	.17	.18
Net realized and unrealized gain (loss)	(4.41)	6.50	1.55	(2.66)	.76
Total from investment operations	(4.19)	6.71	1.68	(2.49)	.94
Distributions from net investment income	(.15)	(.13)	(.07)	(.14)	(.16)
Distributions from net realized gain	(.03)	–	–	(.03)	(.01)
Total distributions	(.18)	(.13)	(.07)	(.18)B	(.17)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$24.65	$29.02	$22.44	$20.83	$23.50
Total ReturnD	(14.52)%	30.13%	8.09%	(10.68)%	4.19%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	.98%	1.01%	1.02%	1.02%
Expenses net of fee waivers, if any	.98%	.98%	1.01%	1.02%	1.02%
Expenses net of all reductions	.94%	.97%	1.00%	1.00%	1.02%
Net investment income (loss)	.76%	.82%	.61%	.78%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$65,453	$14,387	$6,261	$6,114	$5,544
Portfolio turnover rateG	87%	86%	85%	110%	97%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.18 per share is comprised of distributions from net investment income of $.143 and distributions from net realized gain of $.033 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$103,596,560
Gross unrealized depreciation	(46,860,945)
Net unrealized appreciation (depreciation)	$56,735,615
Tax Cost	$616,701,078

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,049,648
Capital loss carryforward	$(25,431,508)
Net unrealized appreciation (depreciation) on securities and other investments	$56,713,440

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(25,431,508)
Long-term	–

Total no expiration	$(25,431,508)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$2,511,924	$ 1,034,337

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $801,691,366 and $608,601,382, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$381,483	$26,233
Class M	.25%	.25%	263,986	4,139
Class C	.75%	.25%	628,096	135,194
			$1,273,565	$165,566

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$101,300
Class M	14,942
Class CA	17,905
$134,147

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$388,962.26
Class M	158,437.30
Class C	182,625.29
Class I	751,338.19
Class Z	19,670.05
	$1,501,032

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,765 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,059,800	1.56%	$1,317

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,913 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $57,041. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $266,362 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,515.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$422,265	$–
Class M	43,443	–
Class I	1,940,128	–
Class Z	106,088	–
Total	$2,511,924	$–
From net investment income
Class A	$–	$30,776
Class I	–	966,752
Class Z	–	36,809
Total	$–	$1,034,337

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017	Year ended October 31, 2018	Year ended October 31, 2017
Class A
Shares sold	1,818,267	1,406,498	$54,273,489	$34,951,324
Reinvestment of distributions	14,191	1,458	413,945	29,674
Shares redeemed	(1,835,818)	(1,779,486)	(52,952,761)	(41,753,813)
Net increase (decrease)	(3,360)	(371,530)	$1,734,673	$(6,772,815)
Class M
Shares sold	368,577	399,257	$10,833,460	$9,730,129
Reinvestment of distributions	1,470	–	42,562	–
Shares redeemed	(567,779)	(538,495)	(16,368,292)	(12,676,856)
Net increase (decrease)	(197,732)	(139,238)	$(5,492,270)	$(2,946,727)
Class C
Shares sold	802,559	588,436	$22,631,257	$14,253,873
Shares redeemed	(716,551)	(542,611)	(19,774,590)	(12,199,299)
Net increase (decrease)	86,008	45,825	$2,856,667	$2,054,574
Class I
Shares sold	11,185,060	5,029,257	$325,175,327	$124,935,093
Reinvestment of distributions	64,636	45,270	1,892,548	948,024
Shares redeemed	(6,959,175)	(4,132,239)	(201,129,363)	(107,476,617)
Net increase (decrease)	4,290,521	942,288	$125,938,512	$18,406,500
Class Z
Shares sold	3,269,160	314,090	$93,628,959	$8,345,374
Reinvestment of distributions	3,332	1,759	97,427	36,809
Shares redeemed	(1,112,760)	(99,035)	(30,680,942)	(2,509,079)
Net increase (decrease)	2,159,732	216,814	$63,045,444	$5,873,104

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the "Fund"), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 11, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.44%
Actual		$1,000.00	$823.10	$6.62
Hypothetical-C		$1,000.00	$1,017.95	$7.32
Class M	1.74%
Actual		$1,000.00	$822.00	$7.99
Hypothetical-C		$1,000.00	$1,016.43	$8.84
Class C	2.23%
Actual		$1,000.00	$820.00	$10.23
Hypothetical-C		$1,000.00	$1,013.96	$11.32
Class I	1.12%
Actual		$1,000.00	$824.70	$5.15
Hypothetical-C		$1,000.00	$1,019.56	$5.70
Class Z	.99%
Actual		$1,000.00	$825.20	$4.55
Hypothetical-C		$1,000.00	$1,020.21	$5.04

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Emerging Markets Fund
Class A	12/10/18	12/07/18	$0.036	$0.005
Class M	12/10/18	12/07/18	$0.000	$0.000
Class C	12/10/18	12/07/18	$0.000	$0.000
Class I	12/10/18	12/07/18	$0.146	$0.005
Class Z	12/10/18	12/07/18	$0.186	$0.005

Class A designates 12%; Class M designates 24%; Class I designates 8%; and Class Z designates 7% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class I, and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Emerging Markets Fund
Class A	12/11/2017	$0.1248	$0.0408
Class M	12/11/2017	$0.0638	$0.0408
Class C	12/11/2017	$0.0000	$0.0000
Class I	12/11/2017	$0.1938	$0.0408
Class Z	12/11/2017	$0.2248	$0.0408

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Emerging Markets Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

FAEM-ANN-1218
1.809299.114

Fidelity Advisor® Global Capital Appreciation Fund Class A, Class M, Class C and Class I Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(12.11)%	5.89%	10.38%
Class M (incl. 3.50% sales charge)	(10.22)%	6.12%	10.36%
Class C (incl. contingent deferred sales charge)	(8.18)%	6.34%	10.20%
Class I	(6.45)%	7.43%	11.36%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Capital Appreciation Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$26,857	Fidelity Advisor® Global Capital Appreciation Fund - Class A
$26,319	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Global equities returned -0.14% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index). A modestly positive first half of the period gave way to a confluence of negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -4% second-half return. The index lost 7.5% in October alone, its largest monthly drop in more than six years. Among sectors, economically sensitive materials (-8%), financials (-6%) and industrials (-5%) stocks suffered from concerns about slowing growth in some key markets. Rising interest rates in the U.S. exerted pressure on real estate (-4%) and utilities (-2%). Conversely, information technology (+9%) benefited from better-than-expected earnings from some major index constituents. Stable profit growth helped health care (+8%) perform well, while elevated crude-oil prices supported energy (+5%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%). The U.S. (+7%) was the only region with a positive return, helped by steady economic and corporate profit growth.

Comments from Portfolio Manager Thomas Allen:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned in the range of roughly -6% to -7%, well behind the -0.14% return of the benchmark MSCI ACWI (All Country World Index) Index. Versus the benchmark, stock selection in financials, consumer discretionary, industrials and information technology notably detracted. Geographically, picks in the United States, emerging markets and the U.K. also held back the fund's relative result. Underweighting and then selling consumer electronics manufacturer Apple made this stock the fund’s largest detractor versus the benchmark. Despite disappointing smartphone sales, the company reported robust revenue and earnings growth for the second quarter, which helped boost the stock. A modest out-of-benchmark position in Conviviality, a U.K.-based distributor of alcoholic beverages, also worked against us, as did a sizable overweighting in chemical company Chemours. Conversely, stock choices in utilities added value. By region, positioning in the Asia Pacific ex Japan region was a bright spot. Our top relative contributor was a non-benchmark stake in biotechnology stock AveXis. The stock soared in April on news that Swiss drugmaker Novartis had submitted an offer to buy the company for $8.7 billion, and I sold our position to lock in profits. Positions in independent power producer AES and restaurant operator Dine Brands Global – formerly DineEquity – also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2018

% of fund's net assets
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.5
Bank of America Corp. (United States of America, Banks)	1.3
Wells Fargo & Co. (United States of America, Banks)	1.3
Nomad Foods Ltd. (British Virgin Islands, Food Products)	1.3
Alphabet, Inc. Class A (United States of America, Interactive Media & Services)	1.3
6.7

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Financials	16.0
Health Care	16.0
Industrials	14.5
Information Technology	10.6
Energy	9.1

Top Five Countries as of October 31, 2018

(excluding cash equivalents)	% of fund's net assets
United States of America	55.3
Japan	6.7
United Kingdom	5.5
Ireland	3.5
Canada	3.2

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2018
Stocks	97.0%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Australia - 0.4%
Beacon Lighting Group Ltd.	98,061	$96,177
Imdex Ltd. (a)	74,192	60,420
Mitula Group Ltd. (a)	703,773	338,896

TOTAL AUSTRALIA		495,493

Austria - 0.2%
Erste Group Bank AG	5,600	228,342
Bailiwick of Jersey - 0.2%
WNS Holdings Ltd. sponsored ADR (a)	5,100	255,969
Bermuda - 1.5%
BW LPG Ltd. (a)(b)	6,600	31,231
China Resource Gas Group Ltd.	24,000	91,814
Credicorp Ltd. (United States)	2,000	451,420
Genpact Ltd.	34,700	951,127
Hiscox Ltd.	5,196	108,124
Tai Cheung Holdings Ltd.	205,000	190,833
Tai Fook Securities Group Ltd.	79,639	25,998

TOTAL BERMUDA		1,850,547

Brazil - 0.7%
BR Properties SA	3,100	6,506
BTG Pactual Participations Ltd. unit	10,400	55,249
Construtora Tenda SA (a)	5,732	43,943
Direcional Engenharia SA	9,600	18,418
Even Construtora e Incorporadora SA (a)	36,800	47,366
Gafisa SA (a)	6,312	20,014
Helbor Empreendimentos SA (a)	27,900	12,520
Localiza Rent A Car SA	38,700	298,972
Natura Cosmeticos SA	200	1,751
Notre Dame Intermedica Participacoes SA	26,300	170,528
Smiles Fidelidade SA	4,400	44,041
Sul America SA unit	25,564	170,358

TOTAL BRAZIL		889,666

British Virgin Islands - 1.3%
Nomad Foods Ltd. (a)	80,000	1,528,000
Canada - 3.2%
Bombardier, Inc. Class B (sub. vtg.) (a)	61,200	148,299
Canadian Natural Resources Ltd.	4,200	114,744
Canadian Natural Resources Ltd.	9,400	257,912
First Quantum Minerals Ltd.	27,600	275,486
Gluskin Sheff + Associates, Inc.	9,200	78,411
Lions Gate Entertainment Corp.:
Class A	27,450	525,942
Class B	3,250	57,818
Mitel Networks Corp. (a)	12,700	139,446
Nutrien Ltd.	5,900	312,333
Nutrien Ltd.	4,400	232,892
Pason Systems, Inc.	3,300	49,809
PrairieSky Royalty Ltd.	6,600	100,270
Precision Drilling Corp. (a)	218,050	526,719
SNC-Lavalin Group, Inc.	4,300	153,519
Stingray Digital Group, Inc.	26,700	151,302
Suncor Energy, Inc.	15,200	509,880
Suncor Energy, Inc.	3,500	116,585
Tahoe Resources, Inc. (a)	38,400	90,717

TOTAL CANADA		3,842,084

Cayman Islands - 0.6%
Greatview Aseptic Pack Co. Ltd.	12,000	7,957
HKBN Ltd.	62,000	92,977
Theravance Biopharma, Inc. (a)	9,900	240,273
Towngas China Co. Ltd.	57,110	41,511
Value Partners Group Ltd.	447,000	331,747
ZTO Express (Cayman), Inc. sponsored ADR	100	1,622

TOTAL CAYMAN ISLANDS		716,087

China - 0.1%
Air China Ltd. (H Shares)	4,000	3,219
Bank of China Ltd. (H Shares)	40,000	17,037
Beijing Urban Consolidated & Development Group Ltd. (H Shares) (b)	11,000	3,437
China Construction Bank Corp. (H Shares)	8,000	6,348
China Life Insurance Co. Ltd. (H Shares)	5,000	10,019
Huaneng Renewables Corp. Ltd. (H Shares)	32,000	8,202
Industrial & Commercial Bank of China Ltd. (H Shares)	27,000	18,319
Shanghai International Airport Co. Ltd. (A Shares)	1,283	9,114
Yunnan Baiyao Group Co. Ltd. (c)	300	3,020

TOTAL CHINA		78,715

Curacao - 0.3%
Schlumberger Ltd.	6,900	354,039
France - 2.5%
Air France KLM (Reg.) (a)	14,100	136,706
BNP Paribas SA	7,100	370,969
Danone SA	5,100	361,148
Elis SA	13,900	280,713
Societe Generale Series A	19,100	700,163
Thales SA	4,100	524,757
VINCI SA	3,100	275,898
Vivendi SA	14,100	340,068

TOTAL FRANCE		2,990,422

Germany - 2.3%
BAUER AG	7,400	123,545
Deutsche Borse AG	3,100	391,755
Deutsche Post AG	13,892	438,644
KION Group AG	10,400	609,003
MLP AG	18,800	108,598
SAP SE	5,895	631,198
Wirecard AG	2,200	412,149

TOTAL GERMANY		2,714,892

Greece - 0.0%
Mytilineos Holdings SA	3,600	31,846
Hong Kong - 0.0%
Sino Land Ltd.	19,330	30,319
India - 1.0%
Bharat Heavy Electricals Ltd.	17,669	16,424
Biocon Ltd.	37,200	331,460
Divi's Laboratories Ltd.	9,400	188,674
HDFC Bank Ltd.	4,366	113,343
HDFC Bank Ltd. sponsored ADR	1,700	151,147
JSW Steel Ltd.	2,382	10,931
Praxis Home Retail Ltd. (a)	5	11
Reliance Industries Ltd.	3,439	49,346
Sun Pharmaceutical Industries Ltd.	18,800	147,495
TCNS Clothing Co. Ltd. (a)	17,700	147,899
The Karnataka Bank Ltd. (a)	10,441	14,625

TOTAL INDIA		1,171,355

Indonesia - 0.1%
PT Bank Bukopin Tbk (a)	520,100	11,358
PT Semen Gresik (Persero) Tbk	185,300	109,699
PT Sumber Alfaria Trijaya Tbk	128,900	6,402

TOTAL INDONESIA		127,459

Ireland - 3.5%
Allergan PLC	6,900	1,090,269
C&C Group PLC	67,551	250,958
Hibernia (REIT) PLC	91,577	144,177
Jazz Pharmaceuticals PLC (a)	6,400	1,016,448
Kingspan Group PLC (United Kingdom)	3,800	165,276
Medtronic PLC	7,100	637,722
Perrigo Co. PLC	10,000	703,000
Ryanair Holdings PLC sponsored ADR (a)	2,900	240,120

TOTAL IRELAND		4,247,970

Israel - 0.5%
Teva Pharmaceutical Industries Ltd. sponsored ADR	31,200	623,376
Italy - 0.9%
Leonardo SpA	28,839	313,252
Mediaset SpA (a)	28,300	85,296
Technogym SpA (a)	59,600	652,107

TOTAL ITALY		1,050,655

Japan - 6.7%
Aichi Electric Co. Ltd.	3,500	98,485
Aucnet, Inc.	58,800	616,479
Bandai Namco Holdings, Inc.	8,600	306,013
Broadleaf Co. Ltd.	43,700	252,514
Daisue Construction Co. Ltd.	29,300	316,020
DENSO Corp.	12,000	535,269
Ezaki Glico Co. Ltd.	13,500	672,398
FJ Next Co. Ltd.	25,600	189,445
Fujita Engineering Co. Ltd.	12,400	91,982
Hokuriku Electrical Construction Co. Ltd.	19,400	174,511
Hoya Corp.	2,100	119,373
Maeda Seisakusho Co. Ltd.	17,500	64,054
Meitetsu Transport Co. Ltd.	7,500	160,190
Mikikogyo Co. Ltd.	4,400	152,860
Minebea Mitsumi, Inc.	32,900	503,305
Mitsubishi Heavy Industries Ltd.	5,100	179,784
Monex Group, Inc.	68,800	271,334
Moriya Corp.	13,000	228,005
Nakano Corp.	34,500	198,436
NOF Corp.	21,000	596,490
Open House Co. Ltd.	2,500	98,263
Renesas Electronics Corp. (a)	18,500	98,046
Sakai Heavy Industries Ltd.	3,100	91,350
SAMTY Co. Ltd. (d)	11,800	154,566
SAMTY Co. Ltd. rights 11/19/18 (a)	12,200	11,893
Sanei Architecture Planning Co. Ltd.	700	10,193
Seikitokyu Kogyo Co. Ltd.	111,700	637,522
Shionogi & Co. Ltd.	5,200	332,507
SMC Corp.	1,400	448,531
Taiheiyo Cement Corp.	4,700	138,305
Zenkoku Hosho Co. Ltd.	4,100	148,615
Zozo, Inc.	5,100	122,895

TOTAL JAPAN		8,019,633

Kenya - 0.1%
Safaricom Ltd.	427,400	97,327
Korea (South) - 0.4%
CJ O Shopping Co. Ltd.	41	8,121
Hyundai Fire & Marine Insurance Co. Ltd.	1,122	41,104
LG Chemical Ltd.	208	63,257
Samsung SDI Co. Ltd.	2,049	422,909

TOTAL KOREA (SOUTH)		535,391

Liberia - 0.2%
Royal Caribbean Cruises Ltd.	1,900	198,987
Mexico - 0.5%
Banco del Bajio SA (b)	12,800	25,161
Credito Real S.A.B. de CV	463,600	530,396

TOTAL MEXICO		555,557

Multi-National - 0.0%
HKT Trust/HKT Ltd. unit	39,000	53,711
Netherlands - 2.4%
AerCap Holdings NV (a)	1,900	95,152
Basic-Fit NV (a)(b)	10,100	291,142
Heijmans NV (Certificaten Van Aandelen) (a)	23,800	257,440
Intertrust NV (b)	36,400	587,506
Koninklijke Philips Electronics NV	11,152	415,923
LyondellBasell Industries NV Class A	8,900	794,503
NSI NV	6,183	244,061
PostNL NV	77,270	228,952

TOTAL NETHERLANDS		2,914,679

Norway - 1.1%
Aker Bp ASA	8,200	270,422
Det Norske Oljeselskap ASA (DNO) (A Shares)	163,400	314,596
Grieg Seafood ASA	23,700	345,528
Kongsberg Gruppen ASA	100	1,644
Marine Harvest ASA	14,400	348,478

TOTAL NORWAY		1,280,668

Panama - 0.2%
Copa Holdings SA Class A	2,600	188,318
Philippines - 0.0%
Century Properties Group, Inc.	1,560,000	12,115
Portugal - 0.4%
Banco Comercial Portugues SA (Reg.) (a)	1,859,600	501,715
Russia - 0.1%
Bank St. Petersburg PJSC (a)	60,200	45,328
Sberbank of Russia	18,900	54,324

TOTAL RUSSIA		99,652

Singapore - 0.1%
WAVE Life Sciences (a)	100	4,669
Wing Tai Holdings Ltd.	115,400	160,793

TOTAL SINGAPORE		165,462

South Africa - 0.5%
Naspers Ltd. Class N	3,100	544,810
Spain - 0.8%
Atresmedia Corporacion de Medios de Comunicacion SA	15,200	85,772
CaixaBank SA	165,700	670,540
Unicaja Banco SA (b)	130,100	166,662

TOTAL SPAIN		922,974

Sweden - 0.7%
Alfa Laval AB	100	2,554
Essity AB Class B	11,000	251,105
Indutrade AB	7,300	175,178
Telefonaktiebolaget LM Ericsson (B Shares)	45,500	396,158

TOTAL SWEDEN		824,995

Switzerland - 1.7%
Chubb Ltd.	2,500	312,275
Roche Holding AG (participation certificate)	7,270	1,769,241

TOTAL SWITZERLAND		2,081,516

Taiwan - 0.4%
St.Shine Optical Co. Ltd.	1,000	17,765
Taiwan Semiconductor Manufacturing Co. Ltd.	40,000	300,126
TCI Co. Ltd.	3,136	43,808
United Microelectronics Corp. sponsored ADR	30,500	57,340

TOTAL TAIWAN		419,039

Thailand - 0.5%
Bangkok Chain Hospital PCL	392,600	230,872
Kasikornbank PCL (For. Reg.)	1,400	8,423
MC Group PCL	2,700	985
PTT Exploration and Production PCL (For. Reg.)	72,700	305,840

TOTAL THAILAND		546,120

United Kingdom - 5.5%
Admiral Group PLC	6,473	166,551
Alliance Pharma PLC	539,126	460,326
AstraZeneca PLC sponsored ADR	11,100	430,458
Bunzl PLC	12,388	365,932
ConvaTec Group PLC (b)	154,387	319,687
ConvaTec Group PLC ADR	1,900	15,761
Conviviality PLC (c)	142,200	2
Direct Line Insurance Group PLC	64,236	270,541
Fever-Tree Drinks PLC	522	18,555
G4S PLC (United Kingdom)	89,627	246,307
Hastings Group Holdings PLC (b)	99,134	234,546
HomeServe PLC	28,600	347,835
Ibstock PLC (b)	43,200	123,910
Lloyds Banking Group PLC	663,956	484,515
Melrose Industries PLC	28,528	61,497
Metro Bank PLC (a)	300	8,528
Micro Focus International PLC	14,788	229,247
Moneysupermarket.com Group PLC	34,386	128,912
Noble Corp. (a)	2,900	14,558
Prudential PLC	15,645	313,270
Safestore Holdings PLC	43,899	299,636
Senior Engineering Group PLC	69,700	243,217
Smiths Group PLC	20,800	371,547
Spire Healthcare Group PLC (b)	109,505	164,324
St. James's Place Capital PLC	25,434	329,486
Tesco PLC	181,975	495,595
Unilever PLC	5,956	315,487
Volution Group PLC	81,400	179,999

TOTAL UNITED KINGDOM		6,640,229

United States of America - 55.3%
Abraxas Petroleum Corp. (a)	204,600	376,464
Acceleron Pharma, Inc. (a)	3,900	198,003
Activision Blizzard, Inc.	17,600	1,215,280
Adobe, Inc. (a)	900	221,184
Aetna, Inc.	2,900	575,360
Akamai Technologies, Inc. (a)	11,900	859,775
Alexion Pharmaceuticals, Inc. (a)	9,800	1,098,286
Alleghany Corp.	600	360,408
Allison Transmission Holdings, Inc.	5,200	229,216
Alphabet, Inc.:
Class A (a)	1,400	1,526,812
Class C (a)	1,059	1,140,299
AMAG Pharmaceuticals, Inc. (a)	5,800	124,700
American International Group, Inc.	18,800	776,252
Amgen, Inc.	4,500	867,555
Anadarko Petroleum Corp.	15,800	840,560
Anthem, Inc.	2,000	551,140
Apache Corp.	10,800	408,564
Avnet, Inc.	4,300	172,301
Baker Hughes, a GE Co. Class A	3,700	98,753
Bank of America Corp.	57,200	1,573,000
Bank of New York Mellon Corp.	5,500	260,315
bluebird bio, Inc. (a)	500	57,350
Brunswick Corp.	2,500	129,975
California Resources Corp. (a)	11,500	360,410
Capital One Financial Corp.	7,100	634,030
Carbonite, Inc. (a)	7,022	240,223
Care.com, Inc. (a)	17,900	315,040
CDK Global, Inc.	13,100	749,844
CDW Corp.	4,950	445,550
Centennial Resource Development, Inc. Class A (a)	2,279	43,666
CF Industries Holdings, Inc.	7,500	360,225
Cheniere Energy, Inc. (a)	14,700	888,027
Cigna Corp.	4,300	919,383
Cimarex Energy Co.	3,800	301,986
Cisco Systems, Inc.	15,100	690,825
CIT Group, Inc.	13,900	658,582
Citigroup, Inc.	22,000	1,440,120
Cognizant Technology Solutions Corp. Class A	2,600	179,478
Conduent, Inc. (a)	48,800	932,080
Crown Holdings, Inc. (a)	24,500	1,036,105
Del Frisco's Restaurant Group, Inc. (a)	21,200	143,100
Delek U.S. Holdings, Inc.	11,300	414,936
Dine Brands Global, Inc.	7,900	640,216
Dollar Tree, Inc. (a)	3,900	328,770
DowDuPont, Inc.	10,800	582,336
Drive Shack, Inc. (a)	36,996	197,559
Dun & Bradstreet Corp.	1,600	227,648
Electronic Arts, Inc. (a)	9,800	891,604
EOG Resources, Inc.	4,300	452,962
Epizyme, Inc. (a)	12,600	101,430
Euronet Worldwide, Inc. (a)	10,800	1,200,744
Exelon Corp.	9,900	433,719
F5 Networks, Inc. (a)	1,300	227,864
Fluor Corp.	12,200	535,092
General Electric Co.	2,100	21,210
Goldman Sachs Group, Inc.	2,100	473,277
Great Southern Bancorp, Inc.	1,900	102,885
HD Supply Holdings, Inc. (a)	10,400	390,728
Henry Schein, Inc. (a)	4,200	348,600
Hill-Rom Holdings, Inc.	1,600	134,528
Hilton Grand Vacations, Inc. (a)	11,500	309,005
Hubbell, Inc. Class B	4,000	406,800
Humana, Inc.	1,300	416,533
Huntington Bancshares, Inc.	55,507	795,415
ImmunoGen, Inc. (a)	13,900	75,477
Independence Contract Drilling, Inc. (a)	24,700	99,047
Inovalon Holdings, Inc. Class A (a)	23,500	221,135
Intercept Pharmaceuticals, Inc. (a)	300	28,803
Intuit, Inc.	700	147,700
Ironwood Pharmaceuticals, Inc. Class A (a)	4,700	61,570
Jacobs Engineering Group, Inc.	15,200	1,141,368
JBG SMITH Properties	7,600	284,848
KeyCorp	800	14,528
Las Vegas Sands Corp.	100	5,103
Loxo Oncology, Inc. (a)	300	45,798
M&T Bank Corp.	4,400	727,804
Malibu Boats, Inc. Class A (a)	10,100	406,020
Match Group, Inc. (a)(d)	7,300	377,556
Matrix Service Co. (a)	38,600	784,738
McCormick & Co., Inc. (non-vtg.)	3,100	446,400
Melinta Therapeutics, Inc. (a)	16,100	42,343
MetLife, Inc.	19,300	794,967
Microsoft Corp.	6,600	704,946
Mondelez International, Inc.	32,100	1,347,558
MyoKardia, Inc. (a)	1,300	68,822
Myriad Genetics, Inc. (a)	5,100	229,653
Neurocrine Biosciences, Inc. (a)	2,700	289,305
Noble Energy, Inc.	30,200	750,470
Party City Holdco, Inc. (a)	36,100	377,967
Phillips 66 Co.	6,000	616,920
Planet Fitness, Inc. (a)	9,100	446,719
Platform Specialty Products Corp. (a)	53,200	575,624
Post Holdings, Inc. (a)	3,000	265,260
Procter & Gamble Co.	10,000	886,800
Puma Biotechnology, Inc. (a)	1,700	62,985
Qualcomm, Inc.	9,900	622,611
Quantenna Communications, Inc. (a)	19,300	346,628
Radian Group, Inc.	10,400	199,576
Radius Health, Inc. (a)	2,600	41,158
RBC Bearings, Inc. (a)	2,500	369,200
Regal Beloit Corp.	13,100	939,270
Regeneron Pharmaceuticals, Inc. (a)	2,800	949,872
Rexnord Corp. (a)	13,300	356,573
Sarepta Therapeutics, Inc. (a)	2,600	347,776
Six Flags Entertainment Corp.	5,300	285,458
Spectrum Brands Holdings, Inc.	6,300	409,185
Starbucks Corp.	3,000	174,810
Stifel Financial Corp.	3,600	164,592
Store Capital Corp.	1,700	49,351
Take-Two Interactive Software, Inc. (a)	6,300	811,881
Team, Inc. (a)(d)	40,400	803,960
TESARO, Inc. (a)	500	14,440
The AES Corp.	99,600	1,452,168
The Chemours Co. LLC	24,200	798,842
The Mosaic Co.	37,900	1,172,626
The New York Times Co. Class A	29,300	773,520
The Walt Disney Co.	3,800	436,354
TherapeuticsMD, Inc. (a)(d)	9,400	45,966
Toll Brothers, Inc.	2,500	84,150
TreeHouse Foods, Inc. (a)	17,800	810,968
TriMas Corp. (a)	9,900	291,555
U.S. Bancorp	6,800	355,436
Ultragenyx Pharmaceutical, Inc. (a)	2,600	125,970
Umpqua Holdings Corp.	7,000	134,400
Under Armour, Inc. Class A (sub. vtg.) (a)	100	2,211
Union Pacific Corp.	2,400	350,928
UnitedHealth Group, Inc.	2,800	731,780
Univar, Inc. (a)	12,400	305,288
Valero Energy Corp.	1,800	163,962
Virtusa Corp. (a)	5,100	252,909
Vistra Energy Corp. (a)	21,800	493,334
Wells Fargo & Co.	29,400	1,564,962
WESCO International, Inc. (a)	2,800	140,504
Whiting Petroleum Corp. (a)	11,200	417,760
World Fuel Services Corp.	25,300	809,600
Xilinx, Inc.	4,100	350,017
XPO Logistics, Inc. (a)	3,700	330,706
Yum China Holdings, Inc.	100	3,608
Yum! Brands, Inc.	1,400	126,574
Zimmer Biomet Holdings, Inc.	2,600	295,334
Zoetis, Inc. Class A	5,300	477,795

TOTAL UNITED STATES OF AMERICA		66,147,889

TOTAL COMMON STOCKS
(Cost $113,844,845)		115,978,023

Nonconvertible Preferred Stocks - 0.1%
Brazil - 0.1%
Banco ABC Brasil SA	14,461	62,833
Banco do Estado Rio Grande do Sul SA	2,700	14,409
Companhia Paranaense de Energia-Copel (PN-B)	5,100	35,946
Itau Unibanco Holding SA	1,600	21,174
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost 119,112)		134,362
	Principal Amount	Value

Nonconvertible Bonds - 0.0%
Canada - 0.0%
Constellation Software, Inc. Canada Consumer Price Index + 6.500% 8.1% 3/31/40 (e)(f) (Cost $4,509)	CAD 5,600	5,328
	Shares	Value

Money Market Funds - 5.3%
Fidelity Cash Central Fund, 2.23% (g)	5,132,752	5,133,778
Fidelity Securities Lending Cash Central Fund 2.23% (g)(h)	1,178,861	1,178,978
TOTAL MONEY MARKET FUNDS
(Cost $6,312,756)		6,312,756
TOTAL INVESTMENT IN SECURITIES - 102.3%
(Cost $120,281,222)		122,430,469
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(2,732,990)
NET ASSETS - 100%		$119,697,479

Currency Abbreviations

CAD – Canadian dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,947,606 or 1.6% of net assets.

 (c) Level 3 security

 (d) Security or a portion of the security is on loan at period end.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,218
Fidelity Securities Lending Cash Central Fund	25,673
Total	$36,891

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$9,862,265	$9,522,197	$340,068	$--
Consumer Discretionary	7,166,445	6,631,176	535,269	--
Consumer Staples	8,805,386	7,633,154	1,172,230	2
Energy	10,844,776	10,844,776	--	--
Financials	19,050,448	16,287,852	2,762,596	--
Health Care	18,982,021	16,461,330	2,517,671	3,020
Industrials	17,310,903	15,913,272	1,397,631	--
Information Technology	12,490,908	10,934,179	1,556,729	--
Materials	7,342,658	7,204,353	138,305	--
Real Estate	1,699,881	1,699,881	--	--
Utilities	2,556,694	2,556,694	--	--
Corporate Bonds	5,328	--	5,328	--
Money Market Funds	6,312,756	6,312,756	--	--
Total Investments in Securities:	$122,430,469	$112,001,620	$10,425,827	$3,022

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$2,424,005
Level 2 to Level 1	$6,782,931

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $1,148,585) — See accompanying schedule: Unaffiliated issuers (cost $113,968,466)	$116,117,713
Fidelity Central Funds (cost $6,312,756)	6,312,756
Total Investment in Securities (cost $120,281,222)		$122,430,469
Foreign currency held at value (cost $190)		190
Receivable for investments sold		838,161
Receivable for fund shares sold		15,301
Dividends receivable		115,916
Interest receivable		30
Distributions receivable from Fidelity Central Funds		5,162
Prepaid expenses		276
Other receivables		52,549
Total assets		123,458,054
Liabilities
Payable for investments purchased	$2,199,223
Payable for fund shares redeemed	174,735
Accrued management fee	60,992
Distribution and service plan fees payable	34,279
Other affiliated payables	27,164
Other payables and accrued expenses	85,251
Collateral on securities loaned	1,178,931
Total liabilities		3,760,575
Net Assets		$119,697,479
Net Assets consist of:
Paid in capital		$107,648,795
Total distributable earnings (loss)		12,048,684
Net Assets		$119,697,479
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($33,588,818 ÷ 2,038,459 shares)		$16.48
Maximum offering price per share (100/94.25 of $16.48)		$17.49
Class M:
Net Asset Value and redemption price per share ($21,338,909 ÷ 1,359,166 shares)		$15.70
Maximum offering price per share (100/96.50 of $15.70)		$16.27
Class C:
Net Asset Value and offering price per share ($19,741,227 ÷ 1,399,395 shares)(a)		$14.11
Class I:
Net Asset Value, offering price and redemption price per share ($45,028,525 ÷ 2,592,835 shares)		$17.37

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$2,424,549
Interest		169
Income from Fidelity Central Funds		36,891
Income before foreign taxes withheld		2,461,609
Less foreign taxes withheld		(126,604)
Total income		2,335,005
Expenses
Management fee
Basic fee	$984,811
Performance adjustment	31,563
Transfer agent fees	287,099
Distribution and service plan fees	476,093
Accounting and security lending fees	55,762
Custodian fees and expenses	90,317
Independent trustees' fees and expenses	718
Registration fees	61,777
Audit	91,172
Legal	3,838
Miscellaneous	999
Total expenses before reductions	2,084,149
Expense reductions	(30,436)
Total expenses after reductions		2,053,713
Net investment income (loss)		281,292
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,456,329
Fidelity Central Funds	81
Foreign currency transactions	(38,787)
Total net realized gain (loss)		12,417,623
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(21,252,133)
Fidelity Central Funds	(5)
Assets and liabilities in foreign currencies	(9,211)
Total change in net unrealized appreciation (depreciation)		(21,261,349)
Net gain (loss)		(8,843,726)
Net increase (decrease) in net assets resulting from operations		$(8,562,434)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$281,292	$354,581
Net realized gain (loss)	12,417,623	21,205,433
Change in net unrealized appreciation (depreciation)	(21,261,349)	11,844,051
Net increase (decrease) in net assets resulting from operations	(8,562,434)	33,404,065
Distributions to shareholders	(17,875,671)	–
Distributions to shareholders from net realized gain	–	(1,458,293)
Total distributions	(17,875,671)	(1,458,293)
Share transactions - net increase (decrease)	6,794,419	(30,525,072)
Redemption fees	407	2,562
Total increase (decrease) in net assets	(19,643,279)	1,423,262
Net Assets
Beginning of period	139,340,758	137,917,496
End of period	$119,697,479	$139,340,758
Other Information
Undistributed net investment income end of period		$290,406

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Global Capital Appreciation Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$20.21	$16.18	$15.89	$15.32	$13.64
Income from Investment Operations
Net investment income (loss)A	.05	.05	–B	(.01)	.01
Net realized and unrealized gain (loss)	(1.22)	4.15	.38	.58	1.76
Total from investment operations	(1.17)	4.20	.38	.57	1.77
Distributions from net investment income	(.04)	–	–	–	(.02)
Distributions from net realized gain	(2.52)	(.17)	(.09)	–	(.06)
Total distributions	(2.56)	(.17)	(.09)	–	(.09)C
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$16.48	$20.21	$16.18	$15.89	$15.32
Total ReturnD,E	(6.74)%	26.17%	2.39%	3.72%	13.03%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.39%	1.48%	1.55%	1.57%	1.62%
Expenses net of fee waivers, if any	1.39%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.37%	1.44%	1.44%	1.44%	1.45%
Net investment income (loss)	.26%	.28%	(.02)%	(.07)%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$33,589	$38,710	$39,565	$41,225	$35,987
Portfolio turnover rateH	99%	137%	122%	176%	249%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.09 per share is comprised of distributions from net investment income of $.024 and distributions from net realized gain of $.064 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.37	$15.56	$15.32	$14.81	$13.19
Income from Investment Operations
Net investment income (loss)A	–	.01	(.04)	(.05)	(.03)
Net realized and unrealized gain (loss)	(1.15)	3.97	.37	.56	1.71
Total from investment operations	(1.15)	3.98	.33	.51	1.68
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(2.52)	(.17)	(.09)	–	(.06)
Total distributions	(2.52)	(.17)	(.09)	–	(.06)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$15.70	$19.37	$15.56	$15.32	$14.81
Total ReturnC,D	(6.97)%	25.80%	2.15%	3.44%	12.77%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.67%	1.77%	1.85%	1.89%	1.93%
Expenses net of fee waivers, if any	1.67%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.65%	1.69%	1.69%	1.69%	1.70%
Net investment income (loss)	(.01)%	.03%	(.27)%	(.32)%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$21,339	$25,535	$21,351	$24,017	$20,975
Portfolio turnover rateG	99%	137%	122%	176%	249%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$17.65	$14.26	$14.12	$13.72	$12.26
Income from Investment Operations
Net investment income (loss)A	(.08)	(.07)	(.11)	(.12)	(.09)
Net realized and unrealized gain (loss)	(1.02)	3.63	.34	.52	1.58
Total from investment operations	(1.10)	3.56	.23	.40	1.49
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(2.44)	(.17)	(.09)	–	(.03)
Total distributions	(2.44)	(.17)	(.09)	–	(.03)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.11	$17.65	$14.26	$14.12	$13.72
Total ReturnC,D	(7.39)%	25.20%	1.62%	2.92%	12.13%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.14%	2.23%	2.31%	2.34%	2.40%
Expenses net of fee waivers, if any	2.14%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.12%	2.19%	2.19%	2.19%	2.20%
Net investment income (loss)	(.48)%	(.47)%	(.77)%	(.82)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$19,741	$24,215	$19,942	$21,186	$15,747
Portfolio turnover rateG	99%	137%	122%	176%	249%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.16	$16.90	$16.55	$15.92	$14.18
Income from Investment Operations
Net investment income (loss)A	.11	.11	.04	.03	.05
Net realized and unrealized gain (loss)	(1.28)	4.33	.40	.60	1.82
Total from investment operations	(1.17)	4.44	.44	.63	1.87
Distributions from net investment income	(.10)	–	–	–	(.06)
Distributions from net realized gain	(2.52)	(.18)	(.09)	–	(.06)
Total distributions	(2.62)	(.18)	(.09)	–	(.13)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$17.37	$21.16	$16.90	$16.55	$15.92
Total ReturnD	(6.45)%	26.52%	2.66%	3.96%	13.27%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.09%	1.16%	1.22%	1.26%	1.29%
Expenses net of fee waivers, if any	1.09%	1.16%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.07%	1.15%	1.19%	1.19%	1.20%
Net investment income (loss)	.57%	.57%	.23%	.18%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$45,029	$50,881	$57,060	$59,117	$39,159
Portfolio turnover rateG	99%	137%	122%	176%	249%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.064 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,638,268
Gross unrealized depreciation	(10,757,654)
Net unrealized appreciation (depreciation)	$1,880,614
Tax Cost	$120,549,855

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$80,228
Undistributed long-term capital gain	$10,119,118
Net unrealized appreciation (depreciation) on securities and other investments	$1,849,340

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$5,723,707	$ 47,785
Long-term Capital Gains	12,151,964	1,410,508
Total	$17,875,671	$ 1,458,293

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $138,827,275 and $152,367,958, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the MSCI All Country World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$99,283	$3,692
Class M	.25%	.25%	129,190	3,327
Class C	.75%	.25%	247,620	33,394
			$476,093	$40,413

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$20,058
Class M	4,441
Class C(a)	1,478
$25,977

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$86,384.22
Class M	63,340.25
Class C	53,213.22
Class I	84,162.16
	$287,099

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,113 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $395 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $25,673, including $3,663 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $29,040 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,396.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$4,934,393	$–
Class M	3,322,710	–
Class C	3,329,453	–
Class I	6,289,115	–
Total	$17,875,671	$–
From net realized gain
Class A	$–	$395,545
Class M	–	223,766
Class C	–	228,025
Class I	–	610,957
Total	$–	$1,458,293

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017	Year ended October 31, 2018	Year ended October 31, 2017
Class A
Shares sold	327,844	362,115	$6,088,684	$6,440,454
Reinvestment of distributions	267,705	23,639	4,779,482	385,077
Shares redeemed	(472,747)	(914,786)	(8,656,517)	(15,993,179)
Net increase (decrease)	122,802	(529,032)	$2,211,649	$(9,167,648)
Class M
Shares sold	148,419	258,672	$2,645,272	$4,457,991
Reinvestment of distributions	194,710	14,111	3,320,374	220,975
Shares redeemed	(301,937)	(326,771)	(5,316,454)	(5,647,103)
Net increase (decrease)	41,192	(53,988)	$649,192	$(968,137)
Class C
Shares sold	336,353	277,302	$5,409,086	$4,342,182
Reinvestment of distributions	209,356	15,260	3,222,495	218,681
Shares redeemed	(517,958)	(318,919)	(8,241,987)	(4,960,464)
Net increase (decrease)	27,751	(26,357)	$389,594	$(399,601)
Class I
Shares sold	523,929	951,425	$10,283,715	$17,653,991
Reinvestment of distributions	322,367	35,233	6,048,866	599,659
Shares redeemed	(658,439)	(1,957,451)	(12,788,597)	(38,243,336)
Net increase (decrease)	187,857	(970,793)	$3,543,984	$(19,989,686)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Global Capital Appreciation Fund (one of the funds constituting Fidelity Advisor Series VIII, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.34%
Actual		$1,000.00	$899.50	$6.42
Hypothetical-C		$1,000.00	$1,018.45	$6.82
Class M	1.64%
Actual		$1,000.00	$898.10	$7.85
Hypothetical-C		$1,000.00	$1,016.94	$8.34
Class C	2.08%
Actual		$1,000.00	$896.30	$9.94
Hypothetical-C		$1,000.00	$1,014.72	$10.56
Class I	.99%
Actual		$1,000.00	$901.30	$4.74
Hypothetical-C		$1,000.00	$1,020.21	$5.04

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Global Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Global Capital Appreciation Fund
Class A	09/17/18	09/14/18	$0.000	$0.018
	12/10/18	12/07/18	$0.023	$1.406
Class M	09/17/18	09/14/18	$0.000	$0.018
	12/10/18	12/07/18	$0.000	$1.406
Class C	09/17/18	09/14/18	$0.000	$0.018
	12/10/18	12/07/18	$0.000	$1.406
Class I	09/17/18	09/14/18	$0.000	$0.018
	12/10/18	12/07/18	$0.076	$1.406

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $12,172,709, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 12% and 24%; Class M designates 13% and 24%; Class C designates 14% and 24%; and Class I designates 12% and 24%; of the dividends distributed in December 2017 and September 2018, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 34% and 25%; Class M designates 36% and 25%; Class C designates 40% and 25%; and Class I designates 32% and 25%; of the dividends distributed in December 2017 and September 2018, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Global Capital Appreciation Fund
Class A	12/11/17	$0.2435	$0.0187
Class M	12/11/17	$0.2306	$0.0187
Class C	12/11/17	$0.2068	$0.0187
Class I	12/11/17	$0.2597	$0.0187

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Global Capital Appreciation Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AGLO-ANN-1218
1.728713.119

Fidelity Advisor® Global Equity Income Fund Class A, Class M, Class C, Class I and Class Z Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	(8.02)%	4.63%	7.20%
Class M (incl. 3.50% sales charge)	(6.05)%	4.85%	7.32%
Class C (incl. contingent deferred sales charge)	(4.16)%	5.07%	7.37%
Class I	(2.20)%	6.13%	8.46%
Class Z	(2.20)%	6.13%	8.46%

 A From May 2, 2012

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Equity Income Fund - Class A on May 2, 2012, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$15,717	Fidelity Advisor® Global Equity Income Fund - Class A
$17,285	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Global equities returned -0.14% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) Index. A modestly positive first half of the period gave way to a confluence of negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -4% second-half return. The index lost 7.5% in October alone, its largest monthly drop in more than six years. Among sectors, economically sensitive materials (-8%), financials (-6%) and industrials (-5%) stocks suffered from concerns about slowing growth in some key markets. Rising interest rates in the U.S. exerted pressure on real estate (-4%) and utilities (-2%). Conversely, information technology (+9%) benefited from better-than-expected earnings from some major index constituents. Stable profit growth helped health care (+8%) perform well, while elevated crude-oil prices supported energy (+5%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%). The U.S. (+7%) was the only region with a positive return, helped by steady economic and corporate profit growth.

Comments from Portfolio Manager Ramona Persaud:  For the year, the fund’s share classes returned in a range of about -2% and -3% (excluding sales charges, if applicable), behind the -0.14% result of the benchmark MSCI ACWI (All Country World Index) Index. Mixed performance among global stocks, along with investors’ preference for growth over value for much of the 12 months, provided a challenging backdrop for the fund, given its focus on value- and quality-oriented stocks and sectors. A few specific stocks particularly detracted, including U.K. software & services firm Micro Focus International. Its shares returned about -54% the past year, significantly declining in mid-March after the firm announced the resignation of CEO Chris Hsu, who had been on the job just a few months, and issued a profit warning as it struggled to integrate its acquisition of software assets from Hewlett Packard Enterprise, completed in September 2017. Elsewhere, ongoing concerns regarding demand for traditional tobacco products and the growing popularity of e-cigarettes as an alternative hurt shares of fund holding British American Tobacco (-30%). Conversely, ConocoPhillips (+39%) contributed more than any other fund position, driven higher by higher oil prices, new discoveries and stronger-than-expected financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2018

% of fund's net assets
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	3.8
Microsoft Corp. (United States of America, Software)	3.3
American Tower Corp. (United States of America, Equity Real Estate Investment Trusts (REITs))	2.0
Bank of America Corp. (United States of America, Banks)	2.0
Nestle SA (Reg. S) (Switzerland, Food Products)	1.9
13.0

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Financials	20.4
Health Care	14.3
Information Technology	13.9
Consumer Staples	13.5
Energy	9.9

Top Five Countries as of October 31, 2018

(excluding cash equivalents)	% of fund's net assets
United States of America	49.0
United Kingdom	11.2
Japan	7.6
Switzerland	4.6
Canada	4.5

Asset Allocation (% of fund's net assets)

As of October 31, 2018
Stocks	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.1%
		Shares	Value
Bailiwick of Jersey - 1.5%
Ferguson PLC		996	$67,257
Shire PLC		2,146	129,513
WPP PLC		7,317	82,797

TOTAL BAILIWICK OF JERSEY			279,567

Belgium - 0.8%
KBC Groep NV		2,211	152,511
Bermuda - 0.9%
Hiscox Ltd.		3,196	66,506
IHS Markit Ltd. (a)		2,036	106,951

TOTAL BERMUDA			173,457

Canada - 4.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		2,283	109,030
Constellation Software, Inc.		358	246,384
Fairfax Financial Holdings Ltd. (sub. vtg.)		143	69,488
Imperial Oil Ltd.		4,759	148,650
PrairieSky Royalty Ltd.		200	3,038
Suncor Energy, Inc.		7,675	257,456

TOTAL CANADA			834,046

Cayman Islands - 0.6%
Best Pacific International Holdings Ltd.		36,000	9,181
SITC International Holdings Co. Ltd.		123,000	90,345
Value Partners Group Ltd.		14,000	10,390

TOTAL CAYMAN ISLANDS			109,916

China - 0.3%
Kweichow Moutai Co. Ltd. (A Shares)		400	31,475
Shanghai International Airport Co. Ltd. (A Shares)		3,634	25,813
Zhengzhou Yutong Bus Co. Ltd.		2,700	4,126

TOTAL CHINA			61,414

France - 2.4%
Amundi SA (b)		715	42,582
Compagnie de St. Gobain		2,252	84,836
Edenred SA		819	31,104
Sanofi SA		1,926	172,108
VINCI SA		1,293	115,076

TOTAL FRANCE			445,706

Germany - 2.8%
Deutsche Post AG		2,337	73,791
Deutsche Telekom AG		2,910	47,729
Hannover Reuck SE		550	74,194
Linde PLC		1,016	166,689
SAP SE		1,523	163,073

TOTAL GERMANY			525,476

Hong Kong - 0.8%
AIA Group Ltd.		7,800	59,033
Techtronic Industries Co. Ltd.		17,500	81,899

TOTAL HONG KONG			140,932

India - 0.7%
HDFC Asset Management Co. Ltd. (a)		500	9,468
HDFC Bank Ltd. sponsored ADR		500	44,455
Housing Development Finance Corp. Ltd.		1,500	35,883
Reliance Industries Ltd.		3,000	43,047

TOTAL INDIA			132,853

Ireland - 1.4%
Accenture PLC Class A		1,276	201,123
Paddy Power Betfair PLC (Ireland)		700	60,416

TOTAL IRELAND			261,539

Israel - 0.6%
Ituran Location & Control Ltd.		3,081	105,124
Japan - 7.6%
A/S One Corp.		700	49,754
Aucnet, Inc.		2,300	24,114
Broadleaf Co. Ltd.		5,500	31,781
Daiichikosho Co. Ltd.		6,300	290,335
Hoya Corp.		5,600	318,327
Inaba Denki Sangyo Co. Ltd.		2,200	88,616
Japan Meat Co. Ltd.		5,100	92,431
Minebea Mitsumi, Inc.		5,900	90,258
Mitani Shoji Co. Ltd.		1,100	52,448
Nippon Telegraph & Telephone Corp.		2,400	98,973
Nitori Holdings Co. Ltd.		200	26,118
Ryohin Keikaku Co. Ltd.		100	26,419
Sony Corp.		2,300	124,469
Tsuruha Holdings, Inc.		900	93,801

TOTAL JAPAN			1,407,844

Kenya - 0.4%
Safaricom Ltd.		366,100	83,368
Luxembourg - 0.6%
B&M European Value Retail S.A.		21,719	115,709
Multi-National - 0.7%
HKT Trust/HKT Ltd. unit		96,280	132,598
Netherlands - 2.7%
LyondellBasell Industries NV Class A		1,623	144,885
NXP Semiconductors NV		715	53,618
Unilever NV (Certificaten Van Aandelen) (Bearer)		5,523	296,778

TOTAL NETHERLANDS			495,281

Norway - 0.8%
Equinor ASA		5,949	154,762
Panama - 0.4%
Carnival Corp.		1,325	74,253
Spain - 0.9%
Amadeus IT Holding SA Class A		600	48,373
CaixaBank SA		13,200	53,417
Prosegur Cash SA (b)		33,900	67,194

TOTAL SPAIN			168,984

Sweden - 0.9%
AddTech AB (B Shares)		1,460	29,835
Essity AB Class B		2,200	50,221
HEXPOL AB (B Shares)		2,200	20,362
Loomis AB (B Shares)		1,570	48,552
Radisson Hospitality AB (a)		5,100	19,701

TOTAL SWEDEN			168,671

Switzerland - 4.6%
Banque Cantonale Vaudoise		129	96,447
Chubb Ltd.		954	119,164
Nestle SA (Reg. S)		4,271	360,571
Roche Holding AG (participation certificate)		795	193,473
Swatch Group AG (Bearer)		230	77,828

TOTAL SWITZERLAND			847,483

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.		26,000	195,082
United Kingdom - 11.2%
AstraZeneca PLC sponsored ADR		5,254	203,750
BP PLC		16,092	116,244
British American Tobacco PLC (United Kingdom)		5,303	229,886
Bunzl PLC		4,346	128,377
Cineworld Group PLC		19,868	74,814
Compass Group PLC		4,106	80,824
Conviviality PLC (c)		13,550	0
Cranswick PLC		1,210	44,697
GlaxoSmithKline PLC		7,607	147,331
Hastings Group Holdings PLC (b)		18,922	44,768
Hilton Food Group PLC		13,481	158,874
Imperial Tobacco Group PLC		3,114	105,598
Melrose Industries PLC		37,865	81,625
Micro Focus International PLC		14,347	222,410
Moneysupermarket.com Group PLC		24,436	91,610
Nielsen Holdings PLC		2,036	52,895
Reckitt Benckiser Group PLC		1,485	120,083
Rolls-Royce Holdings PLC		2,338	25,073
St. James's Place Capital PLC		6,761	87,586
Standard Life PLC		19,595	67,750

TOTAL UNITED KINGDOM			2,084,195

United States of America - 49.0%
Altria Group, Inc.		3,053	198,567
Ameren Corp.		908	58,639
American Tower Corp.		2,410	375,502
AMETEK, Inc.		3,081	206,673
Amgen, Inc.		1,821	351,071
Apple, Inc.		3,205	701,448
Bank of America Corp.		13,501	371,278
Becton, Dickinson & Co.		908	209,294
Bristol-Myers Squibb Co.		1,616	81,673
Capital One Financial Corp.		2,503	223,518
Cedar Fair LP (depositary unit)		1,086	55,668
Charter Communications, Inc. Class A (a)		318	101,878
Chevron Corp.		3,044	339,863
Citigroup, Inc.		4,319	282,722
Comcast Corp. Class A		4,054	154,620
ConocoPhillips Co.		4,539	317,276
Danaher Corp.		1,348	133,991
Delek U.S. Holdings, Inc.		1,100	40,392
Diamond Hill Investment Group, Inc.		265	45,628
DowDuPont, Inc.		2,927	157,824
Enterprise Products Partners LP		1,760	47,203
Exxon Mobil Corp.		2,649	211,072
Fortive Corp.		1,113	82,640
General Dynamics Corp.		358	61,784
General Electric Co.		6,751	68,185
Interpublic Group of Companies, Inc.		2,834	65,635
Johnson & Johnson		2,091	292,719
JPMorgan Chase & Co.		3,255	354,860
Lowe's Companies, Inc.		1,293	123,119
MetLife, Inc.		1,485	61,167
Microsoft Corp.		5,684	607,108
MSCI, Inc.		660	99,251
Northrop Grumman Corp.		248	64,964
NRG Energy, Inc.		1,430	51,752
Packaging Corp. of America		277	25,431
PepsiCo, Inc.		1,733	194,755
Philip Morris International, Inc.		1,073	94,499
Phillips 66 Co.		927	95,314
S&P Global, Inc.		589	107,386
SunTrust Banks, Inc.		3,411	213,733
The Coca-Cola Co.		4,511	215,987
The J.M. Smucker Co.		927	100,413
The Travelers Companies, Inc.		523	65,443
U.S. Bancorp		4,836	252,778
United Technologies Corp.		853	105,951
UnitedHealth Group, Inc.		1,018	266,054
Valero Energy Corp.		1,073	97,740
Verizon Communications, Inc.		6,217	354,929
Wells Fargo & Co.		6,232	331,729

TOTAL UNITED STATES OF AMERICA			9,121,126

TOTAL COMMON STOCKS
(Cost $15,947,943)			18,271,897

Nonconvertible Preferred Stocks - 1.1%
Brazil - 0.5%
Itau Unibanco Holding SA		7,200	95,284
Spain - 0.6%
Grifols SA Class B		5,200	108,064
United Kingdom - 0.0%
Rolls-Royce Holdings PLC Series C (a)		107,548	137
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $186,286)			203,485
		Principal Amount(d)	Value

Nonconvertible Bonds - 0.0%
Canada - 0.0%
Constellation Software, Inc. Canada Consumer Price Index + 6.500% 8.1% 3/31/40(e)(f)	CAD
(Cost $429)		CAD 500	476
		Shares	Value

Money Market Funds - 1.0%
Fidelity Cash Central Fund, 2.23% (g)
(Cost $190,307)		190,269	190,307
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $16,324,965)			18,666,165
NET OTHER ASSETS (LIABILITIES) - (0.2)%			(33,996)
NET ASSETS - 100%			$18,632,169

Currency Abbreviations

CAD – Canadian dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $154,544 or 0.8% of net assets.

 (c) Level 3 security

 (d) Amount is stated in United States dollars unless otherwise noted.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$28,353
Total	$28,353

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,487,676	$1,258,177	$229,499	$--
Consumer Discretionary	991,328	866,859	124,469	--
Consumer Staples	2,497,666	1,490,348	1,007,318	--
Energy	1,872,057	1,755,813	116,244	--
Financials	3,772,302	3,718,885	53,417	--
Health Care	2,657,122	1,906,633	750,489	--
Industrials	1,787,312	1,398,278	389,034	--
Information Technology	2,575,524	1,994,959	580,565	--
Materials	348,502	348,502	--	--
Real Estate	375,502	375,502	--	--
Utilities	110,391	110,391	--	--
Corporate Bonds	476	--	476	--
Money Market Funds	190,307	190,307	--	--
Total Investments in Securities:	$18,666,165	$15,414,654	$3,251,511	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$670,403
Level 2 to Level 1	$961,270

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $16,134,658)	$18,475,858
Fidelity Central Funds (cost $190,307)	190,307
Total Investment in Securities (cost $16,324,965)		$18,666,165
Receivable for fund shares sold		2,384
Dividends receivable		50,144
Interest receivable		5
Distributions receivable from Fidelity Central Funds		661
Prepaid expenses		39
Receivable from investment adviser for expense reductions		4,043
Other receivables		586
Total assets		18,724,027
Liabilities
Payable for fund shares redeemed	$17,785
Accrued management fee	11,086
Audit fee payable	47,159
Distribution and service plan fees payable	6,987
Other affiliated payables	4,861
Other payables and accrued expenses	3,980
Total liabilities		91,858
Net Assets		$18,632,169
Net Assets consist of:
Paid in capital		$15,925,073
Total distributable earnings (loss)		2,707,096
Net Assets		$18,632,169
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($8,426,543 ÷ 608,169 shares)		$13.86
Maximum offering price per share (100/94.25 of $13.86)		$14.71
Class M:
Net Asset Value and redemption price per share ($3,279,192 ÷ 236,814 shares)		$13.85
Maximum offering price per share (100/96.50 of $13.85)		$14.35
Class C:
Net Asset Value and offering price per share ($4,339,828 ÷ 315,135 shares)(a)		$13.77
Class I:
Net Asset Value, offering price and redemption price per share ($2,492,937 ÷ 179,669 shares)		$13.88
Class Z:
Net Asset Value, offering price and redemption price per share ($93,669 ÷ 6,750 shares)		$13.88

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$549,624
Interest		33
Income from Fidelity Central Funds		28,353
Income before foreign taxes withheld		578,010
Less foreign taxes withheld		(23,544)
Total income		554,466
Expenses
Management fee	$138,059
Transfer agent fees	49,347
Distribution and service plan fees	88,426
Accounting fees and expenses	10,366
Custodian fees and expenses	10,241
Independent trustees' fees and expenses	99
Registration fees	54,948
Audit	69,256
Legal	979
Miscellaneous	191
Total expenses before reductions	421,912
Expense reductions	(95,769)
Total expenses after reductions		326,143
Net investment income (loss)		228,323
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	466,054
Fidelity Central Funds	(9)
Foreign currency transactions	(498)
Total net realized gain (loss)		465,547
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,262,392)
Assets and liabilities in foreign currencies	(755)
Total change in net unrealized appreciation (depreciation)		(1,263,147)
Net gain (loss)		(797,600)
Net increase (decrease) in net assets resulting from operations		$(569,277)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$228,323	$152,280
Net realized gain (loss)	465,547	650,678
Change in net unrealized appreciation (depreciation)	(1,263,147)	2,291,196
Net increase (decrease) in net assets resulting from operations	(569,277)	3,094,154
Distributions to shareholders	(539,380)	–
Distributions to shareholders from net investment income	–	(152,524)
Distributions to shareholders from net realized gain	–	(9,225)
Total distributions	(539,380)	(161,749)
Share transactions - net increase (decrease)	2,003,577	(4,517,781)
Total increase (decrease) in net assets	894,920	(1,585,376)
Net Assets
Beginning of period	17,737,249	19,322,625
End of period	$18,632,169	$17,737,249
Other Information
Undistributed net investment income end of period		$5,259

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Global Equity Income Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.63	$12.44	$12.50	$12.96	$12.20
Income from Investment Operations
Net investment income (loss)A	.19	.13	.12	.12	.25B
Net realized and unrealized gain (loss)	(.52)	2.20	.09	.24	.91
Total from investment operations	(.33)	2.33	.21	.36	1.16
Distributions from net investment income	(.18)	(.13)	(.11)	(.11)	(.22)
Distributions from net realized gain	(.26)	(.01)	(.16)	(.71)	(.18)
Total distributions	(.44)	(.14)	(.27)	(.82)	(.40)
Net asset value, end of period	$13.86	$14.63	$12.44	$12.50	$12.96
Total ReturnC,D	(2.41)%	18.79%	1.72%	2.85%	9.70%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.91%	2.05%	2.13%	2.42%	2.63%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.44%	1.45%	1.45%	1.44%	1.45%
Net investment income (loss)	1.33%	.96%	.96%	.95%	1.95%B
Supplemental Data
Net assets, end of period (000 omitted)	$8,427	$7,441	$6,068	$4,552	$4,025
Portfolio turnover rateG	37%	48%	43%	87%	112%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.62	$12.44	$12.49	$12.95	$12.20
Income from Investment Operations
Net investment income (loss)A	.16	.10	.09	.09	.21B
Net realized and unrealized gain (loss)	(.53)	2.18	.10	.24	.91
Total from investment operations	(.37)	2.28	.19	.33	1.12
Distributions from net investment income	(.14)	(.10)	(.08)	(.08)	(.19)
Distributions from net realized gain	(.26)	(.01)	(.16)	(.71)	(.18)
Total distributions	(.40)	(.10)C	(.24)	(.79)	(.37)
Net asset value, end of period	$13.85	$14.62	$12.44	$12.49	$12.95
Total ReturnD,E	(2.64)%	18.42%	1.53%	2.59%	9.34%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.21%	2.35%	2.46%	2.73%	2.96%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.69%	1.69%	1.70%	1.69%	1.70%
Net investment income (loss)	1.08%	.71%	.71%	.70%	1.70%B
Supplemental Data
Net assets, end of period (000 omitted)	$3,279	$3,573	$2,508	$2,484	$2,014
Portfolio turnover rateH	37%	48%	43%	87%	112%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

 C Total distributions of $.10 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.007 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.57	$12.39	$12.46	$12.93	$12.18
Income from Investment Operations
Net investment income (loss)A	.08	.03	.03	.03	.15B
Net realized and unrealized gain (loss)	(.53)	2.19	.09	.24	.91
Total from investment operations	(.45)	2.22	.12	.27	1.06
Distributions from net investment income	(.09)	(.03)	(.03)	(.05)	(.14)
Distributions from net realized gain	(.26)	(.01)	(.16)	(.70)	(.17)
Total distributions	(.35)	(.04)	(.19)	(.74)C	(.31)
Net asset value, end of period	$13.77	$14.57	$12.39	$12.46	$12.93
Total ReturnD,E	(3.22)%	17.91%	.99%	2.10%	8.83%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.72%	2.85%	2.93%	3.23%	3.43%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.19%	2.20%	2.20%	2.19%	2.20%
Net investment income (loss)	.58%	.21%	.21%	.20%	1.20%B
Supplemental Data
Net assets, end of period (000 omitted)	$4,340	$4,190	$3,588	$3,225	$3,173
Portfolio turnover rateH	37%	48%	43%	87%	112%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

 C Total distributions of $.74 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.695 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.66	$12.46	$12.51	$12.97	$12.22
Income from Investment Operations
Net investment income (loss)A	.23	.16	.15	.15	.28B
Net realized and unrealized gain (loss)	(.53)	2.21	.10	.24	.90
Total from investment operations	(.30)	2.37	.25	.39	1.18
Distributions from net investment income	(.22)	(.16)	(.14)	(.14)	(.25)
Distributions from net realized gain	(.26)	(.01)	(.16)	(.71)	(.18)
Total distributions	(.48)	(.17)	(.30)	(.85)	(.43)
Net asset value, end of period	$13.88	$14.66	$12.46	$12.51	$12.97
Total ReturnC	(2.20)%	19.12%	2.04%	3.09%	9.86%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.51%	1.77%	1.68%	2.11%	2.35%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.19%	1.20%	1.20%	1.19%	1.20%
Net investment income (loss)	1.58%	1.21%	1.21%	1.20%	2.20%B
Supplemental Data
Net assets, end of period (000 omitted)	$2,493	$2,533	$7,159	$1,167	$1,334
Portfolio turnover rateF	37%	48%	43%	87%	112%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$14.88
Income from Investment Operations
Net investment income (loss)B	.01
Net realized and unrealized gain (loss)	(.94)
Total from investment operations	(.93)
Distributions from net investment income	(.07)
Distributions from net realized gain	–
Total distributions	(.07)
Net asset value, end of period	$13.88
Total ReturnC,D	(6.31)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.08%G
Expenses net of fee waivers, if any	1.05%G
Expenses net of all reductions	1.04%G
Net investment income (loss)	.45%G
Supplemental Data
Net assets, end of period (000 omitted)	$94
Portfolio turnover rateH	37%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Advisor Global Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,458,132
Gross unrealized depreciation	(1,126,244)
Net unrealized appreciation (depreciation)	$2,331,888
Tax Cost	$16,334,277

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,478
Undistributed long-term capital gain	$364,270
Net unrealized appreciation (depreciation) on securities and other investments	$2,331,349

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$214,748	$ 161,749
Long-term Capital Gains	324,632	–
Total	$539,380	$ 161,749

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,295,993 and $6,746,909, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$22,701	$1,307
Class M	.25%	.25%	18,674	57
Class C	.75%	.25%	47,051	11,589
			$88,426	$ 12,953

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,908
Class M	1,494
Class C(a)	503
$7,905

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$21,844.24
Class M	10,958.29
Class C	13,953.30
Class I	2,588.10
Class Z	4	.05(a)
	$49,347

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $67 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $54 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$42,070
Class M	1.70%	19,103
Class C	2.20%	24,239
Class I	1.20%	7,697
Class Z	1.05%	2
		$93,111

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,471 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $187.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018(a)	Year ended October 31, 2017
Distributions to shareholders
Class A	$248,761	$–
Class M	101,394	–
Class C	108,482	–
Class I	80,306	–
Class Z	437	–
Total	$539,380	$–
From net investment income
Class A	$–	$62,298
Class M	–	20,993
Class C	–	8,251
Class I	–	60,982
Total	$–	$152,524
From net realized gain
Class A	$–	$3,380
Class M	–	1,411
Class C	–	1,976
Class I	–	2,458
Total	$–	$9,225

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	239,391	179,123	$3,544,767	$2,402,063
Reinvestment of distributions	16,454	4,618	240,039	62,496
Shares redeemed	(156,221)	(162,932)	(2,283,605)	(2,152,063)
Net increase (decrease)	99,624	20,809	$1,501,201	$312,496
Class M
Shares sold	74,172	106,443	$1,084,407	$1,436,955
Reinvestment of distributions	6,928	1,634	101,155	22,204
Shares redeemed	(88,594)	(65,415)	(1,286,364)	(875,686)
Net increase (decrease)	(7,494)	42,662	$(100,802)	$583,473
Class C
Shares sold	79,555	72,843	$1,159,649	$961,531
Reinvestment of distributions	7,417	745	107,901	10,025
Shares redeemed	(59,540)	(75,518)	(861,126)	(992,138)
Net increase (decrease)	27,432	(1,930)	$406,424	$(20,582)
Class I
Shares sold	70,175	185,075	$1,032,359	$2,445,899
Reinvestment of distributions	4,702	1,797	68,667	24,321
Shares redeemed	(68,072)	(588,488)	(1,004,709)	(7,863,388)
Net increase (decrease)	6,805	(401,616)	$96,317	$(5,393,168)
Class Z
Shares sold	6,720	–	$100,000	$–
Reinvestment of distributions	30	–	437	–
Net increase (decrease)	6,750	–	$100,437	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Global Equity Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Global Equity Income Fund (one of the funds constituting Fidelity Advisor Series VIII, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C and Class I and held for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.45%
Actual		$1,000.00	$973.80	$7.21-B
Hypothetical-C		$1,000.00	$1,017.90	$7.38-D
Class M	1.70%
Actual		$1,000.00	$972.50	$8.45-B
Hypothetical-C		$1,000.00	$1,016.64	$8.64-D
Class C	2.20%
Actual		$1,000.00	$969.40	$10.92-B
Hypothetical-C		$1,000.00	$1,014.12	$11.17-D
Class I	1.20%
Actual		$1,000.00	$975.10	$5.97-B
Hypothetical-C		$1,000.00	$1,019.16	$6.11-D
Class Z	1.05%
Actual		$1,000.00	$975.10	$.85-B
Hypothetical-C		$1,000.00	$1,019.91	$5.35-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C and Class I, and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Global Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Global Equity Income Fund
Class A	12/17/2018	12/14/2018	$0.033	$0.278
Class M	12/17/2018	12/14/2018	$0.023	$0.278
Class C	12/17/2018	12/14/2018	$0.002	$0.278
Class I	12/17/2018	12/14/2018	$0.050	$0.278
Class Z	12/17/2018	12/14/2018	$0.051	$0.278

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $339,738, or, if subsequently determined to be different, the net capital gain of such year.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $449,227, or, if subsequently determined to be different, the net capital gain of such year.

A total of 1.16% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 99%, 100%, 100% and 100%; Class M designates 100%,100%,100% and 100%; Class C designates 100%, 100%, 100% and 100%; Class I designates 68%, 100%, 100% and 100%; Class Z designates 0%, 0%, 0% and 100% of the dividends distributed in December 2017, April 2018, July 2018, and October 2018, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Global Equity Income Fund
Class A	12/18/2017	$0.0308	$0.0038

Class M	12/18/2017	$0.0258	$0.0038

Class C	12/18/2017	$0.0068	$0.0038

Class I	12/18/2017	$0.0448	$0.0038

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Global Equity Income Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AGED-ANN-1218
1.938151.106

Fidelity Advisor® International Capital Appreciation Fund Class A, Class M, Class C, Class I and Class Z Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(13.15)%	3.73%	10.80%
Class M (incl. 3.50% sales charge)	(11.30)%	3.96%	10.77%
Class C (incl. contingent deferred sales charge)	(9.41)%	4.19%	10.61%
Class I	(7.58)%	5.25%	11.73%
Class Z	(7.46)%	5.30%	11.76%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Capital Appreciation Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$27,876	Fidelity Advisor® International Capital Appreciation Fund - Class A
$19,812	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Sammy Simnegar:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -7% to -9%, mostly ahead of the benchmark MSCI ACWI (All Country World Index) ex USA Index. Versus the benchmark, favorable stock selection within the information technology, financials and industrials sectors notably lifted the fund's relative performance. Geographically, stock picks in continental Europe, Germany in particular, as well as out-of-benchmark exposure to the United States, added value. The fund’s top relative contributor was an overweight stake in Wirecard, a Germany-based provider of online payment processing that gained after the company reported strong financial results during the period. Other contributors included an out-of-benchmark position in Heico, a provider of aftermarket aerospace components, and a non-benchmark stake in online retailer Amazon.com. Conversely, the fund's relative result was curbed by stock choices in consumer staples and a notable underweight in energy. By region, positioning in emerging markets was by far the biggest detractor. The fund’s three largest relative detractors were based in China, starting with TAL Education Group, a provider of after-school tutoring that was bought during the period and later sold. Midea Group, an electrical appliance manufacturer in China, is another stock purchased this period that underperformed. Lastly, China-based CSPC Pharmaceutical Group, which was also sold prior to period-end, detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2018

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.6
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.5
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.4
SAP SE (Germany, Software)	1.1
AIA Group Ltd. (Hong Kong, Insurance)	1.1
6.7

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Industrials	19.3
Information Technology	17.7
Financials	16.2
Consumer Discretionary	13.1
Consumer Staples	9.6

Top Five Countries as of October 31, 2018

(excluding cash equivalents)	% of fund's net assets
United States of America	14.0
United Kingdom	11.3
France	9.2
Japan	8.3
India	6.2

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2018
Stocks	99.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 2.0%
Aristocrat Leisure Ltd.	504,381	$9,465,201
CSL Ltd.	107,828	14,355,379
realestate.com.au Ltd.	182,026	9,231,941

TOTAL AUSTRALIA		33,052,521

Bailiwick of Jersey - 0.7%
Experian PLC	485,900	11,175,312
Belgium - 0.6%
Umicore SA	218,398	10,288,056
Bermuda - 1.7%
Credicorp Ltd. (United States)	47,661	10,757,564
Hiscox Ltd.	431,168	8,972,216
IHS Markit Ltd. (a)	170,300	8,945,859

TOTAL BERMUDA		28,675,639

Brazil - 0.6%
BM&F BOVESPA SA	1,420,200	10,128,203
Canada - 6.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	223,700	10,683,291
Canadian National Railway Co.	163,640	13,989,172
Canadian Pacific Railway Ltd.	54,800	11,238,069
CCL Industries, Inc. Class B	227,350	9,564,088
Constellation Software, Inc.	15,060	10,364,625
Dollarama, Inc.	330,000	9,127,046
Open Text Corp.	281,400	9,499,347
The Toronto-Dominion Bank	308,400	17,108,475
Waste Connection, Inc. (Canada)	122,530	9,367,176

TOTAL CANADA		100,941,289

Cayman Islands - 4.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	165,760	23,584,333
New Oriental Education & Technology Group, Inc. sponsored ADR	186,700	10,923,817
Shenzhou International Group Holdings Ltd.	874,000	9,651,732
Tencent Holdings Ltd.	797,600	27,325,189

TOTAL CAYMAN ISLANDS		71,485,071

Chile - 0.6%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (b)	227,400	9,962,394
China - 3.7%
China International Travel Service Corp. Ltd. (A Shares)	1,258,080	9,681,354
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	2,526,756	8,765,849
Kweichow Moutai Co. Ltd. (A Shares)	122,700	9,655,019
Midea Group Co. Ltd. Class A	1,738,000	9,228,605
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	1,502,000	14,144,785
Shanghai International Airport Co. Ltd. (A Shares)	1,321,752	9,388,775

TOTAL CHINA		60,864,387

Denmark - 1.2%
DONG Energy A/S (c)	156,700	9,955,966
DSV de Sammensluttede Vognmaend A/S	130,000	10,452,261

TOTAL DENMARK		20,408,227

Finland - 0.6%
Neste Oyj	124,000	10,219,040
France - 9.2%
Dassault Systemes SA	83,000	10,421,003
Eiffage SA	103,300	10,111,377
Hermes International SCA	18,301	10,467,957
Kering SA	28,188	12,566,522
L'Oreal SA	64,900	14,620,937
Legrand SA	165,400	10,817,029
LVMH Moet Hennessy - Louis Vuitton SA	55,371	16,799,862
Orpea	75,630	9,324,343
Pernod Ricard SA	77,900	11,893,867
Safran SA	99,000	12,793,554
SR Teleperformance SA	56,600	9,334,123
Thales SA	78,600	10,059,971
VINCI SA (b)	147,100	13,091,807

TOTAL FRANCE		152,302,352

Germany - 5.9%
adidas AG	53,157	12,523,321
Deutsche Wohnen AG (Bearer)	228,100	10,447,976
Infineon Technologies AG	564,400	11,308,823
Linde PLC	78,232	12,835,082
SAP SE	169,100	18,106,128
Symrise AG	120,200	10,096,478
Vonovia SE	245,300	11,230,254
Wirecard AG	57,100	10,697,132

TOTAL GERMANY		97,245,194

Hong Kong - 1.1%
AIA Group Ltd.	2,305,200	17,446,378
India - 6.2%
Asian Paints Ltd.	574,869	9,563,532
Eicher Motors Ltd.	33,537	9,914,455
Godrej Consumer Products Ltd.	905,829	8,877,639
HDFC Bank Ltd.	356,416	9,252,654
Housing Development Finance Corp. Ltd.	570,269	13,641,812
IndusInd Bank Ltd.	472,641	9,107,094
Kotak Mahindra Bank Ltd.	633,546	9,586,709
Maruti Suzuki India Ltd.	102,215	9,144,069
Reliance Industries Ltd.	912,558	13,094,270
Titan Co. Ltd.	857,833	9,796,184

TOTAL INDIA		101,978,418

Indonesia - 0.6%
PT Bank Central Asia Tbk	6,808,900	10,592,369
Ireland - 2.3%
Accenture PLC Class A	55,280	8,713,234
DCC PLC (United Kingdom)	110,700	9,501,506
Kerry Group PLC Class A	101,320	10,385,789
Kingspan Group PLC (Ireland)	212,760	9,253,732

TOTAL IRELAND		37,854,261

Italy - 1.1%
Amplifon SpA	473,600	8,400,385
Recordati SpA	274,500	9,302,500

TOTAL ITALY		17,702,885

Japan - 8.3%
Daikin Industries Ltd.	8,200	950,478
Hoya Corp.	202,600	11,516,607
Kao Corp.	181,700	12,087,089
Keyence Corp.	27,314	13,386,486
Misumi Group, Inc.	471,400	9,466,853
Nidec Corp.	93,800	12,045,571
Nissan Chemical Corp.	181,300	8,548,528
Nitori Holdings Co. Ltd.	79,100	10,329,583
OBIC Co. Ltd.	103,400	9,420,410
Recruit Holdings Co. Ltd.	454,400	12,195,911
Relo Group, Inc.	373,100	8,815,391
Tsuruha Holdings, Inc.	93,700	9,765,693
Unicharm Corp.	375,700	10,228,656
Zozo, Inc.	367,400	8,853,287

TOTAL JAPAN		137,610,543

Korea (South) - 0.6%
LG Household & Health Care Ltd.	10,681	9,772,975
Mexico - 0.6%
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	541,435	8,999,550
Netherlands - 4.0%
ASML Holding NV (Netherlands)	90,800	15,639,767
Ferrari NV	88,600	10,386,514
Heineken NV (Bearer)	135,600	12,225,552
Interxion Holding N.V. (a)	150,379	8,852,812
Wolters Kluwer NV	181,800	10,328,735
Yandex NV Series A (a)	298,500	8,993,805

TOTAL NETHERLANDS		66,427,185

Philippines - 0.6%
SM Prime Holdings, Inc.	15,579,000	9,854,037
South Africa - 2.2%
Capitec Bank Holdings Ltd.	142,100	9,542,397
FirstRand Ltd.	2,339,800	10,199,799
Naspers Ltd. Class N	94,130	16,542,889

TOTAL SOUTH AFRICA		36,285,085

Spain - 0.7%
Amadeus IT Holding SA Class A	147,260	11,872,400
Sweden - 1.9%
Alfa Laval AB	381,700	9,747,768
ASSA ABLOY AB (B Shares)	539,900	10,739,023
Hexagon AB (B Shares)	215,800	10,578,767

TOTAL SWEDEN		31,065,558

Switzerland - 3.9%
Givaudan SA	4,548	11,036,402
Lonza Group AG	34,750	10,927,196
Partners Group Holding AG	14,887	10,605,593
Schindler Holding AG (participation certificate)	47,900	10,101,733
Sika AG	89,903	11,533,007
Temenos Group AG	76,100	10,465,025

TOTAL SWITZERLAND		64,668,956

Taiwan - 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	653,670	24,904,827
United Kingdom - 11.3%
Beazley PLC	1,403,200	9,461,083
British American Tobacco PLC (United Kingdom)	383,500	16,624,828
Bunzl PLC	346,900	10,247,149
Compass Group PLC	589,550	11,604,867
Croda International PLC	160,200	9,869,800
Diageo PLC	485,354	16,779,422
Halma PLC	547,400	9,291,839
Hargreaves Lansdown PLC	413,800	9,880,210
InterContinental Hotel Group PLC	199,702	10,491,149
Intertek Group PLC	168,500	10,096,860
London Stock Exchange Group PLC	190,000	10,479,323
Mondi PLC	442,600	10,434,914
NMC Health PLC	229,300	10,351,983
RELX PLC	637,328	12,611,061
Rentokil Initial PLC	2,518,800	10,180,154
Rightmove PLC	1,594,500	9,215,223
St. James's Place Capital PLC	765,300	9,914,122

TOTAL UNITED KINGDOM		187,533,987

United States of America - 14.0%
Activision Blizzard, Inc.	127,500	8,803,875
Adobe, Inc. (a)	35,360	8,690,074
American Tower Corp.	55,980	8,722,244
Amphenol Corp. Class A	104,062	9,313,549
Becton, Dickinson & Co.	36,800	8,482,400
Constellation Brands, Inc. Class A (sub. vtg.)	42,900	8,546,967
Fiserv, Inc. (a)	114,900	9,111,570
FleetCor Technologies, Inc. (a)	46,200	9,241,386
Global Payments, Inc.	78,900	9,012,747
HEICO Corp. Class A	133,700	8,912,442
Marsh & McLennan Companies, Inc.	111,000	9,407,250
MasterCard, Inc. Class A	44,050	8,707,364
Microsoft Corp.	81,000	8,651,610
Moody's Corp.	59,740	8,690,975
MSCI, Inc.	57,390	8,630,308
NextEra Energy, Inc.	50,400	8,694,000
NVIDIA Corp.	45,300	9,550,599
ResMed, Inc.	84,400	8,939,648
S&P Global, Inc.	48,464	8,835,956
Sherwin-Williams Co.	24,020	9,451,149
SS&C Technologies Holdings, Inc.	178,000	9,106,480
Thermo Fisher Scientific, Inc.	38,200	8,925,430
TransDigm Group, Inc. (a)	28,200	9,313,050
UnitedHealth Group, Inc.	33,100	8,650,685
Verisk Analytics, Inc. (a)	76,200	9,131,808
Visa, Inc. Class A	62,740	8,648,709

TOTAL UNITED STATES OF AMERICA		232,172,275

TOTAL COMMON STOCKS
(Cost $1,608,292,668)		1,623,489,374

Nonconvertible Preferred Stocks - 1.3%
Brazil - 1.3%
Itau Unibanco Holding SA sponsored ADR	956,780	12,600,793
Itausa-Investimentos Itau SA (PN)	3,121,200	9,426,921
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $20,146,408)		22,027,714

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 2.23% (d)	2,166,561	2,166,995
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	22,514,874	22,517,125
TOTAL MONEY MARKET FUNDS
(Cost $24,684,120)		24,684,120
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $1,653,123,196)		1,670,201,208
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(15,313,349)
NET ASSETS - 100%		$1,654,887,859

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,955,966 or 0.6% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$418,218
Fidelity Securities Lending Cash Central Fund	149,241
Total	$567,459

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$80,112,922	$52,787,733	$27,325,189	$--
Consumer Discretionary	214,539,858	197,739,996	16,799,862	--
Consumer Staples	162,147,724	116,656,385	45,491,339	--
Energy	23,313,310	23,313,310	--	--
Financials	271,248,071	261,995,417	9,252,654	--
Health Care	109,176,556	109,176,556	--	--
Industrials	314,587,869	253,641,784	60,946,085	--
Information Technology	292,322,562	247,267,844	45,054,718	--
Materials	110,348,348	101,799,820	8,548,528	--
Real Estate	49,069,902	49,069,902	--	--
Utilities	18,649,966	18,649,966	--	--
Money Market Funds	24,684,120	24,684,120	--	--
Total Investments in Securities:	$1,670,201,208	$1,456,782,833	$213,418,375	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$7,920,567
Level 2 to Level 1	$48,550,396

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $21,974,249) — See accompanying schedule: Unaffiliated issuers (cost $1,628,439,076)	$1,645,517,088
Fidelity Central Funds (cost $24,684,120)	24,684,120
Total Investment in Securities (cost $1,653,123,196)		$1,670,201,208
Foreign currency held at value (cost $346,870)		346,578
Receivable for investments sold		47,865,367
Receivable for fund shares sold		5,039,111
Dividends receivable		1,586,087
Distributions receivable from Fidelity Central Funds		47,468
Prepaid expenses		3,262
Other receivables		704,308
Total assets		1,725,793,389
Liabilities
Payable for investments purchased	$39,728,879
Payable for fund shares redeemed	6,927,052
Accrued management fee	1,010,895
Distribution and service plan fees payable	175,427
Other affiliated payables	319,889
Other payables and accrued expenses	226,263
Collateral on securities loaned	22,517,125
Total liabilities		70,905,530
Net Assets		$1,654,887,859
Net Assets consist of:
Paid in capital		$1,674,639,730
Total distributable earnings (loss)		(19,751,871)
Net Assets		$1,654,887,859
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($190,277,616 ÷ 10,792,469 shares)		$17.63
Maximum offering price per share (100/94.25 of $17.63)		$18.71
Class M:
Net Asset Value and redemption price per share ($87,750,296 ÷ 5,109,940 shares)		$17.17
Maximum offering price per share (100/96.50 of $17.17)		$17.79
Class C:
Net Asset Value and offering price per share ($107,858,419 ÷ 6,956,255 shares)(a)		$15.51
Class I:
Net Asset Value, offering price and redemption price per share ($1,115,088,913 ÷ 59,151,429 shares)		$18.85
Class Z:
Net Asset Value, offering price and redemption price per share ($153,912,615 ÷ 8,151,923 shares)		$18.88

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$26,384,683
Income from Fidelity Central Funds		567,459
Income before foreign taxes withheld		26,952,142
Less foreign taxes withheld		(2,396,326)
Total income		24,555,816
Expenses
Management fee
Basic fee	$10,636,810
Performance adjustment	944,549
Transfer agent fees	2,686,443
Distribution and service plan fees	2,161,898
Accounting and security lending fees	692,640
Custodian fees and expenses	424,603
Independent trustees' fees and expenses	7,407
Registration fees	203,611
Audit	91,344
Legal	3,664
Interest	2,777
Miscellaneous	8,157
Total expenses before reductions	17,863,903
Expense reductions	(907,862)
Total expenses after reductions		16,956,041
Net investment income (loss)		7,599,775
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $288,344)	(42,852,549)
Fidelity Central Funds	4,122
Foreign currency transactions	(181,790)
Total net realized gain (loss)		(43,030,217)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,085,748)	(131,847,420)
Fidelity Central Funds	6
Assets and liabilities in foreign currencies	(133,617)
Total change in net unrealized appreciation (depreciation)		(131,981,031)
Net gain (loss)		(175,011,248)
Net increase (decrease) in net assets resulting from operations		$(167,411,473)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,599,775	$1,896,904
Net realized gain (loss)	(43,030,217)	20,956,403
Change in net unrealized appreciation (depreciation)	(131,981,031)	135,004,752
Net increase (decrease) in net assets resulting from operations	(167,411,473)	157,858,059
Distributions to shareholders	(1,800,404)	–
Distributions to shareholders from net investment income	–	(869,640)
Total distributions	(1,800,404)	(869,640)
Share transactions - net increase (decrease)	766,075,127	498,875,357
Redemption fees	–	19,108
Total increase (decrease) in net assets	596,863,250	655,882,884
Net Assets
Beginning of period	1,058,024,609	402,141,725
End of period	$1,654,887,859	$1,058,024,609
Other Information
Undistributed net investment income end of period		$1,746,727

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor International Capital Appreciation Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.14	$15.26	$15.25	$14.77	$13.96
Income from Investment Operations
Net investment income (loss)A	.07	.04	.05	.05	.06
Net realized and unrealized gain (loss)	(1.57)	3.86	(.03)	.46	.82
Total from investment operations	(1.50)	3.90	.02	.51	.88
Distributions from net investment income	(.01)	(.02)	(.01)	(.03)	(.07)
Total distributions	(.01)	(.02)	(.01)	(.03)	(.07)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$17.63	$19.14	$15.26	$15.25	$14.77
Total ReturnC,D	(7.85)%	25.56%	.12%	3.46%	6.31%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.29%	1.38%	1.50%	1.58%	1.73%
Expenses net of fee waivers, if any	1.29%	1.37%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.23%	1.35%	1.43%	1.42%	1.44%
Net investment income (loss)	.35%	.21%	.34%	.30%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$190,278	$173,948	$127,536	$89,753	$51,567
Portfolio turnover rateG	151%	155%	167%	176%	197%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.68	$14.92	$14.94	$14.47	$13.68
Income from Investment Operations
Net investment income (loss)A	.02	(.01)	.01	.01	.02
Net realized and unrealized gain (loss)	(1.53)	3.77	(.03)	.46	.81
Total from investment operations	(1.51)	3.76	(.02)	.47	.83
Distributions from net investment income	–	–	–	–	(.04)
Total distributions	–	–	–	–	(.04)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$17.17	$18.68	$14.92	$14.94	$14.47
Total ReturnC,D	(8.08)%	25.20%	(.13)%	3.25%	6.07%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.63%	1.76%	1.86%	1.94%
Expenses net of fee waivers, if any	1.55%	1.63%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.49%	1.61%	1.68%	1.67%	1.69%
Net investment income (loss)	.10%	(.04)%	.09%	.05%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$87,750	$86,547	$62,866	$60,293	$58,454
Portfolio turnover rateG	151%	155%	167%	176%	197%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$16.95	$13.61	$13.69	$13.33	$12.63
Income from Investment Operations
Net investment income (loss)A	(.07)	(.08)	(.06)	(.06)	(.04)
Net realized and unrealized gain (loss)	(1.37)	3.42	(.02)	.42	.74
Total from investment operations	(1.44)	3.34	(.08)	.36	.70
Distributions from net investment income	–	–	–	–	–
Total distributions	–	–	–	–	–
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$15.51	$16.95	$13.61	$13.69	$13.33
Total ReturnC,D	(8.50)%	24.54%	(.58)%	2.70%	5.54%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.04%	2.13%	2.27%	2.33%	2.47%
Expenses net of fee waivers, if any	2.04%	2.12%	2.20%	2.20%	2.20%
Expenses net of all reductions	1.99%	2.10%	2.18%	2.17%	2.19%
Net investment income (loss)	(.40)%	(.54)%	(.41)%	(.45)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$107,858	$85,022	$42,146	$36,491	$20,910
Portfolio turnover rateG	151%	155%	167%	176%	197%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$20.44	$16.30	$16.28	$15.75	$14.87
Income from Investment Operations
Net investment income (loss)A	.13	.09	.10	.09	.10
Net realized and unrealized gain (loss)	(1.68)	4.11	(.04)	.51	.87
Total from investment operations	(1.55)	4.20	.06	.60	.97
Distributions from net investment income	(.04)	(.06)	(.04)	(.07)	(.09)
Total distributions	(.04)	(.06)	(.04)	(.07)	(.09)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$18.85	$20.44	$16.30	$16.28	$15.75
Total ReturnC	(7.58)%	25.87%	.36%	3.80%	6.58%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.02%	1.09%	1.21%	1.27%	1.38%
Expenses net of fee waivers, if any	1.02%	1.08%	1.20%	1.20%	1.20%
Expenses net of all reductions	.96%	1.06%	1.18%	1.17%	1.20%
Net investment income (loss)	.63%	.50%	.59%	.55%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$1,115,089	$652,774	$169,594	$72,421	$18,449
Portfolio turnover rateF	151%	155%	167%	176%	197%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class Z

Years ended October 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$20.46	$16.22
Income from Investment Operations
Net investment income (loss)B	.16	.06
Net realized and unrealized gain (loss)	(1.68)	4.18
Total from investment operations	(1.52)	4.24
Distributions from net investment income	(.06)	–
Total distributions	(.06)	–
Redemption fees added to paid in capitalB	–	–C
Net asset value, end of period	$18.88	$20.46
Total ReturnD,E	(7.46)%	26.14%
Ratios to Average Net AssetsF,G
Expenses before reductions	.89%	.96%H
Expenses net of fee waivers, if any	.89%	.96%H
Expenses net of all reductions	.83%	.94%H
Net investment income (loss)	.76%	.42%H
Supplemental Data
Net assets, end of period (000 omitted)	$153,913	$59,734
Portfolio turnover rateI	151%	155%

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$119,758,054
Gross unrealized depreciation	(112,811,853)
Net unrealized appreciation (depreciation)	$6,946,201
Tax Cost	$1,663,255,007

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,992,899
Capital loss carryforward	$(33,526,260)
Net unrealized appreciation (depreciation) on securities and other investments	$6,781,489

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(33,526,260)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$1,800,404	$ 869,640

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,054,397,183 and $2,277,120,272, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$533,605	$83,592
Class M	.25%	.25%	486,164	13,824
Class C	.75%	.25%	1,142,129	457,771
			$2,161,898	$555,187

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$202,921
Class M	34,903
Class C(a)	27,493
$265,317

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$429,549.20
Class M	202,200.21
Class C	232,466.20
Class I	1,773,813.17
Class Z	48,415.05
	$2,686,443

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,043 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,021,182	2.26%	$2,777

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,941 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $232,193. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $149,241, including $39 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $894,776 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,402.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,684.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$85,926	$–
Class I	1,520,196	–
Class Z	194,282	–
Total	$1,800,404	$–
From net investment income
Class A	$–	$139,479
Class I	–	730,161
Total	$–	$869,640

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017(a)	Year ended October 31, 2018	Year ended October 31, 2017(a)
Class A
Shares sold	5,619,393	5,604,681	$111,188,105	$95,077,981
Reinvestment of distributions	4,343	9,092	84,071	132,373
Shares redeemed	(3,921,150)	(4,879,929)	(75,740,806)	(77,285,834)
Net increase (decrease)	1,702,586	733,844	$35,531,370	$17,924,520
Class M
Shares sold	1,392,282	1,315,380	$26,802,724	$22,202,958
Shares redeemed	(915,804)	(895,515)	(17,480,449)	(14,327,827)
Net increase (decrease)	476,478	419,865	$9,322,275	$7,875,131
Class C
Shares sold	3,456,992	2,768,623	$60,466,658	$42,257,866
Shares redeemed	(1,517,181)	(849,933)	(25,987,529)	(12,496,362)
Net increase (decrease)	1,939,811	1,918,690	$34,479,129	$29,761,504
Class I
Shares sold	42,034,960	27,999,504	$884,843,888	$501,951,139
Reinvestment of distributions	64,781	38,510	1,337,720	597,293
Shares redeemed	(14,886,018)	(6,506,957)	(307,898,733)	(114,106,972)
Net increase (decrease)	27,213,723	21,531,057	$578,282,875	$388,441,460
Class Z
Shares sold	6,965,818	3,021,797	$144,277,729	$56,872,882
Reinvestment of distributions	6,285	–	129,857	–
Shares redeemed	(1,739,970)	(102,007)	(35,948,108)	(2,000,140)
Net increase (decrease)	5,232,133	2,919,790	$108,459,478	$54,872,742

 (a) Share transactions for Z are for the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the "Fund"), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.28%
Actual		$1,000.00	$898.60	$6.13
Hypothetical-C		$1,000.00	$1,018.75	$6.51
Class M	1.53%
Actual		$1,000.00	$897.10	$7.32
Hypothetical-C		$1,000.00	$1,017.49	$7.78
Class C	2.03%
Actual		$1,000.00	$895.50	$9.70
Hypothetical-C		$1,000.00	$1,014.97	$10.31
Class I	1.01%
Actual		$1,000.00	$899.80	$4.84
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class Z	.88%
Actual		$1,000.00	$900.30	$4.22
Hypothetical-C		$1,000.00	$1,020.77	$4.48

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 52%, Class I designates 21% and Class Z designates 17% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/11/17	$0.0241	$0.0151
Class M	12/11/17	$0.0000	$0.0000
Class C	12/11/17	$0.0000	$0.0000
Class I	12/11/17	$0.0591	$0.0151
Class Z	12/11/17	$0.0741	$0.0151

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor International Capital Appreciation Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AICAP-ANN-1218
1.711985.120

Fidelity Advisor® Overseas Fund Class A, Class M, Class C, Class I and Class Z Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(12.80)%	0.88%	6.09%
Class M (incl. 3.50% sales charge)	(10.94)%	1.15%	6.13%
Class C (incl. contingent deferred sales charge)	(9.12)%	1.26%	5.89%
Class I	(7.23)%	2.40%	7.07%
Class Z	(7.13)%	2.44%	7.09%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Overseas Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$18,055	Fidelity Advisor® Overseas Fund - Class A
$19,780	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Vincent Montemaggiore:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -7% to -8%, trailing the -6.65% return of the benchmark MSCI EAFE Index. Versus the benchmark, security selection within consumer staples was the biggest detractor, though stock picks in health care and a sizable underweighting in the strong-performing energy sector, also weighed on relative results. Geographically, our investment choices in the U.K. notably detracted. Among stocks, our sizable overweighting in U.K. enterprise software provider Micro Focus International was the largest relative detractor. A recent acquisition proved challenging, with revenue declining faster than anticipated amid heavy sales-force attrition. The fund’s out-of-benchmark stake in Conviviality, another U.K.-based holding and distributor of alcoholic beverages, also hurt, as did overweighting Germany-based drugmaker and chemical company Bayer. Conversely, stock selection in communication services, information technology, materials and industrials all bolstered relative performance. By region, non-benchmark exposure to the United States and stock selection in continental Europe added the most value. The top individual relative contributor was an out-of-benchmark position in Japan-based Nakanishi, a manufacturer of dental equipment. Non-benchmark exposure to LivaNova, a London-based maker of medical devices, as well as an overweighting in Edenred, a France-based company providing payment solutions, also aided results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2018

% of fund's net assets
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0
SAP SE (Germany, Software)	1.6
Total SA (France, Oil, Gas & Consumable Fuels)	1.6
Sanofi SA (France, Pharmaceuticals)	1.3
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.3
7.8

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Financials	22.6
Industrials	16.1
Health Care	14.5
Information Technology	10.6
Consumer Staples	10.3

Top Five Countries as of October 31, 2018

(excluding cash equivalents)	% of fund's net assets
United Kingdom	21.9
Japan	17.6
France	9.4
Germany	8.5
Switzerland	6.0

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2018
Stocks	96.2%
Short-Term Investments and Net Other Assets (Liabilities)	3.8%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (000s)
Australia - 0.8%
Adelaide Brighton Ltd.	507,480	$2,038
Aub Group Ltd.	215,425	2,055
Netwealth Group Ltd.	52,505	260
Pact Group Holdings Ltd. (a)	75,176	186
realestate.com.au Ltd.	9,020	457

TOTAL AUSTRALIA		4,996

Austria - 0.6%
Andritz AG	6,840	355
Erste Group Bank AG	78,100	3,185

TOTAL AUSTRIA		3,540

Bailiwick of Jersey - 0.9%
Ferguson PLC	50,912	3,438
Sanne Group PLC	301,519	2,158

TOTAL BAILIWICK OF JERSEY		5,596

Belgium - 1.1%
KBC Groep NV	97,013	6,692
Bermuda - 1.9%
Credicorp Ltd. (United States)	11,200	2,528
Hiscox Ltd.	206,200	4,291
Hongkong Land Holdings Ltd.	96,700	572
IHS Markit Ltd. (b)	77,301	4,061
SmarTone Telecommunications Holdings Ltd.	475,500	660

TOTAL BERMUDA		12,112

Canada - 0.6%
Constellation Software, Inc.	5,800	3,992
Cayman Islands - 0.5%
SITC International Holdings Co. Ltd.	1,003,000	737
Value Partners Group Ltd.	932,000	692
ZTO Express (Cayman), Inc. sponsored ADR	112,600	1,826

TOTAL CAYMAN ISLANDS		3,255

China - 0.1%
Suofeiya Home Collection Co. Ltd. Class A	172,354	444
Yunnan Baiyao Group Co. Ltd. (c)	36,163	364

TOTAL CHINA		808

Denmark - 1.4%
DSV de Sammensluttede Vognmaend A/S	53,500	4,302
Netcompany Group A/S	57,844	1,913
NNIT A/S (a)	69,013	1,949
Scandinavian Tobacco Group A/S (a)	49,636	753

TOTAL DENMARK		8,917

Finland - 0.1%
Nokian Tyres PLC	17,300	550
France - 9.4%
Altarea SCA	2,800	616
ALTEN	31,810	3,068
Amundi SA (a)	56,841	3,385
Capgemini SA	52,300	6,398
Compagnie de St. Gobain	102,000	3,842
Danone SA	82,300	5,828
Edenred SA	139,700	5,305
Elior SA	90,100	1,299
Elis SA	557	11
LVMH Moet Hennessy - Louis Vuitton SA	23,379	7,093
Sanofi SA	91,941	8,216
SR Teleperformance SA	25,000	4,123
Total SA	169,411	9,940

TOTAL FRANCE		59,124

Germany - 7.6%
adidas AG	19,684	4,637
Axel Springer Verlag AG	60,200	4,002
Bayer AG	86,551	6,634
Bertrandt AG	10,093	836
Deutsche Post AG	185,226	5,849
Fresenius Medical Care AG & Co. KGaA	46,900	3,682
Fresenius SE & Co. KGaA	89,308	5,676
Hannover Reuck SE	28,400	3,831
Instone Real Estate Group BV (a)	18,600	436
JOST Werke AG (a)	7,300	255
SAP SE	93,783	10,042
Scout24 AG (a)	38,000	1,578

TOTAL GERMANY		47,458

Hong Kong - 1.3%
AIA Group Ltd.	968,700	7,331
Dah Sing Banking Group Ltd.	244,800	465
Dah Sing Financial Holdings Ltd.	56,800	305

TOTAL HONG KONG		8,101

India - 0.8%
Axis Bank Ltd. (b)	375,314	2,955
HDFC Bank Ltd. sponsored ADR	23,600	2,098

TOTAL INDIA		5,053

Indonesia - 0.6%
PT Astra International Tbk	1,440,500	749
PT Bank Rakyat Indonesia Tbk	15,288,000	3,168

TOTAL INDONESIA		3,917

Ireland - 2.8%
CRH PLC	72,800	2,174
DCC PLC (United Kingdom)	53,809	4,618
Kerry Group PLC Class A	43,390	4,448
Kingspan Group PLC (Ireland)	69,928	3,041
United Drug PLC (United Kingdom)	377,026	3,046

TOTAL IRELAND		17,327

Italy - 1.2%
Banca Generali SpA	41,700	804
FinecoBank SpA	158,300	1,658
Prada SpA	582,000	2,056
Recordati SpA	92,800	3,145

TOTAL ITALY		7,663

Japan - 17.6%
AEON Financial Service Co. Ltd.	171,300	3,364
Arata Corp.	13,800	626
Bridgestone Corp.	22,040	850
Credit Saison Co. Ltd.	39,300	624
Daiichikosho Co. Ltd.	60,200	2,774
Daikin Industries Ltd.	25,900	3,002
Dentsu, Inc.	8,220	381
Elecom Co. Ltd.	31,900	757
GMO Internet, Inc.	16,700	239
Hoya Corp.	144,500	8,214
Iriso Electronics Co. Ltd.	49,900	2,112
Keyence Corp.	10,400	5,097
KH Neochem Co. Ltd.	129,100	3,661
Miroku Jyoho Service Co., Ltd.	81,740	1,543
Misumi Group, Inc.	27,090	544
Mitsubishi UFJ Financial Group, Inc.	994,200	6,017
Morinaga & Co. Ltd.	48,600	1,953
Nabtesco Corp.	82,500	1,819
Nakanishi, Inc.	218,000	5,106
Nissan Chemical Corp.	51,500	2,428
Nitori Holdings Co. Ltd.	31,500	4,114
NOF Corp.	100,200	2,846
OBIC Co. Ltd.	45,020	4,102
Olympus Corp.	109,580	3,652
ORIX Corp.	474,680	7,745
Otsuka Corp.	85,800	2,852
PALTAC Corp.	38,500	1,965
Paramount Bed Holdings Co. Ltd.	12,200	514
Recruit Holdings Co. Ltd.	188,740	5,066
Renesas Electronics Corp. (b)	80,900	429
S Foods, Inc.	68,400	2,761
SMC Corp.	11,400	3,652
Subaru Corp.	25,300	682
Sundrug Co. Ltd.	51,200	1,860
Suzuki Motor Corp.	61,400	3,062
Temp Holdings Co., Ltd.	134,400	2,559
The Suruga Bank Ltd.	54,700	258
Tsuruha Holdings, Inc.	36,100	3,762
USS Co. Ltd.	175,600	3,170
VT Holdings Co. Ltd.	12,380	52
Welcia Holdings Co. Ltd.	83,520	4,264

TOTAL JAPAN		110,478

Kenya - 0.3%
Safaricom Ltd.	7,828,400	1,783
Korea (South) - 0.3%
LG Chemical Ltd.	5,734	1,744
Netherlands - 3.1%
Adyen BV (a)	800	517
ASR Nederland NV	10,400	473
Grandvision NV (a)	103,000	2,606
Heineken NV (Bearer)	50,500	4,553
IMCD Group BV	86,290	5,859
Intertrust NV (a)	37,924	612
Koninklijke Philips Electronics NV	139,430	5,200

TOTAL NETHERLANDS		19,820

New Zealand - 0.7%
EBOS Group Ltd.	193,328	2,629
Trade Maine Group Ltd.	610,230	1,931

TOTAL NEW ZEALAND		4,560

Norway - 2.0%
Equinor ASA	264,540	6,882
Schibsted ASA:
(A Shares)	113,900	3,947
(B Shares)	25,950	822
Skandiabanken ASA (a)	67,000	668

TOTAL NORWAY		12,319

Spain - 3.2%
Amadeus IT Holding SA Class A	62,456	5,035
CaixaBank SA (d)	1,159,300	4,691
Grifols SA ADR	247,500	5,054
Masmovil Ibercom SA (b)	14,162	1,838
Prosegur Cash SA (a)	1,620,600	3,212

TOTAL SPAIN		19,830

Sweden - 3.1%
Addlife AB	84,600	1,941
Alfa Laval AB	98,600	2,518
Essity AB Class B	18,680	426
HEXPOL AB (B Shares)	374,400	3,465
Indutrade AB	155,820	3,739
Swedbank AB (A Shares)	299,295	6,741
Telefonaktiebolaget LM Ericsson (B Shares)	82,700	720

TOTAL SWEDEN		19,550

Switzerland - 6.0%
Credit Suisse Group AG	321,229	4,200
Julius Baer Group Ltd.	77,970	3,556
Kaba Holding AG (B Shares) (Reg.)	4,025	2,905
Lonza Group AG	16,331	5,135
Roche Holding AG (participation certificate)	52,556	12,797
Sika AG	32,280	4,141
UBS Group AG	362,334	5,069

TOTAL SWITZERLAND		37,803

Taiwan - 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	415,300	3,116
United Kingdom - 21.9%
Admiral Group PLC	174,500	4,490
Aggreko PLC	22,916	251
Ascential PLC	795,074	3,829
BCA Marketplace PLC	215,000	554
Beazley PLC	424,400	2,862
BP PLC	130,900	946
British American Tobacco PLC (United Kingdom)	173,705	7,530
Charter Court Financial Services Group PLC (a)	171,373	637
Cineworld Group PLC	1,306,095	4,918
Close Brothers Group PLC	17,118	322
Compass Group PLC	266,878	5,253
Conviviality PLC (c)	414,300	0
Cranswick PLC	76,898	2,841
Dechra Pharmaceuticals PLC	64,320	1,879
Diageo PLC	212,400	7,343
Diploma PLC	177,689	2,987
Halma PLC	209,709	3,560
Hastings Group Holdings PLC (a)	646,378	1,529
Hilton Food Group PLC	148,645	1,752
InterContinental Hotel Group PLC	77,700	4,082
Intertek Group PLC	59,290	3,553
James Fisher and Sons PLC	89,347	1,935
John Wood Group PLC	290,300	2,650
JTC PLC	242,000	1,036
LivaNova PLC (b)	24,458	2,739
Lloyds Banking Group PLC	794,980	580
London Stock Exchange Group PLC	101,530	5,600
Melrose Industries PLC	562,611	1,213
Micro Focus International PLC	183,461	2,844
Mondi PLC	125,200	2,952
Prudential PLC	360,611	7,221
Reckitt Benckiser Group PLC	90,318	7,303
Rentokil Initial PLC	792,500	3,203
Rightmove PLC	110,400	638
Rio Tinto PLC	94,754	4,600
Rolls-Royce Holdings PLC	323,177	3,466
Rotork PLC	822,363	3,151
Sabre Insurance Group PLC (a)	269,481	909
Schroders PLC	42,017	1,439
Spectris PLC	125,828	3,448
St. James's Place Capital PLC	367,600	4,762
Standard Life PLC	873,806	3,021
The Weir Group PLC	172,991	3,507
Ultra Electronics Holdings PLC	115,909	2,130
Unilever PLC	24,300	1,287
Victrex PLC	74,195	2,515
Volution Group PLC	818,300	1,809

TOTAL UNITED KINGDOM		137,076

United States of America - 4.9%
Alphabet, Inc. Class C (b)	2,583	2,781
Boston Scientific Corp. (b)	113,700	4,109
International Flavors & Fragrances, Inc.	19,935	2,884
International Flavors & Fragrances, Inc. (Israel)	7,465	1,078
Marsh & McLennan Companies, Inc.	47,400	4,017
Moody's Corp.	23,530	3,423
S&P Global, Inc.	28,703	5,233
Sherwin-Williams Co.	9,200	3,620
Worldpay, Inc. (b)	36,700	3,371

TOTAL UNITED STATES OF AMERICA		30,516

TOTAL COMMON STOCKS
(Cost $565,512)		597,696

Nonconvertible Preferred Stocks - 0.9%
Germany - 0.9%
Henkel AG & Co. KGaA	50,800	5,557
United Kingdom - 0.0%
Rolls-Royce Holdings PLC Series C (b)	14,125,542	18
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $6,590)		5,575

Money Market Funds - 4.2%
Fidelity Cash Central Fund, 2.23% (e)	21,903,916	21,908
Fidelity Securities Lending Cash Central Fund 2.23% (e)(f)	4,235,551	4,236
TOTAL MONEY MARKET FUNDS
(Cost $26,144)		26,144
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $598,246)		629,415
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(2,420)
NET ASSETS - 100%		$626,995

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $19,232,000 or 3.1% of net assets.

 (b) Non-income producing

 (c) Level 3 security

 (d) Security or a portion of the security is on loan at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$207
Fidelity Securities Lending Cash Central Fund	194
Total	$401

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$28,830	$28,449	$381	$--
Consumer Discretionary	47,856	36,169	11,687	--
Consumer Staples	64,221	34,930	29,291	--
Energy	20,418	9,532	10,886	--
Financials	141,560	114,671	26,889	--
Health Care	91,681	45,460	45,857	364
Industrials	100,016	78,791	21,225	--
Information Technology	66,733	50,011	16,722	--
Materials	40,332	31,130	9,202	--
Real Estate	1,624	1,624	--	--
Money Market Funds	26,144	26,144	--	--
Total Investments in Securities:	$629,415	$456,911	$172,140	$364

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$28,572
Level 2 to Level 1	$81,565

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $4,044) — See accompanying schedule: Unaffiliated issuers (cost $572,102)	$603,271
Fidelity Central Funds (cost $26,144)	26,144
Total Investment in Securities (cost $598,246)		$629,415
Cash		39
Foreign currency held at value (cost $1,250)		1,250
Receivable for investments sold		3,372
Receivable for fund shares sold		8,109
Dividends receivable		2,422
Distributions receivable from Fidelity Central Funds		28
Prepaid expenses		1
Other receivables		127
Total assets		644,763
Liabilities
Payable for investments purchased	$12,337
Payable for fund shares redeemed	512
Accrued management fee	319
Distribution and service plan fees payable	115
Other affiliated payables	125
Other payables and accrued expenses	124
Collateral on securities loaned	4,236
Total liabilities		17,768
Net Assets		$626,995
Net Assets consist of:
Paid in capital		$570,716
Total distributable earnings (loss)		56,279
Net Assets		$626,995
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($43,634 ÷ 1,941.3 shares)		$22.48
Maximum offering price per share (100/94.25 of $22.48)		$23.85
Class M:
Net Asset Value and redemption price per share ($218,108 ÷ 9,457.1 shares)		$23.06
Maximum offering price per share (100/96.50 of $23.06)		$23.90
Class C:
Net Asset Value and offering price per share ($12,951 ÷ 596.3 shares)(a)		$21.72
Class I:
Net Asset Value, offering price and redemption price per share ($305,381 ÷ 13,284.2 shares)		$22.99
Class Z:
Net Asset Value, offering price and redemption price per share ($46,921 ÷ 2,039.7 shares)		$23.00

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2018
Investment Income
Dividends		$16,402
Income from Fidelity Central Funds		401
Income before foreign taxes withheld		16,803
Less foreign taxes withheld		(1,367)
Total income		15,436
Expenses
Management fee
Basic fee	$4,401
Performance adjustment	(98)
Transfer agent fees	1,220
Distribution and service plan fees	1,597
Accounting and security lending fees	328
Custodian fees and expenses	128
Independent trustees' fees and expenses	3
Registration fees	80
Audit	87
Legal	4
Miscellaneous	5
Total expenses before reductions	7,755
Expense reductions	(66)
Total expenses after reductions		7,689
Net investment income (loss)		7,747
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,443
Fidelity Central Funds	(2)
Foreign currency transactions	(201)
Total net realized gain (loss)		21,240
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(78,940)
Assets and liabilities in foreign currencies	(31)
Total change in net unrealized appreciation (depreciation)		(78,971)
Net gain (loss)		(57,731)
Net increase (decrease) in net assets resulting from operations		$(49,984)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,747	$6,691
Net realized gain (loss)	21,240	33,853
Change in net unrealized appreciation (depreciation)	(78,971)	95,260
Net increase (decrease) in net assets resulting from operations	(49,984)	135,804
Distributions to shareholders	(23,429)	–
Distributions to shareholders from net investment income	–	(6,346)
Distributions to shareholders from net realized gain	–	(438)
Total distributions	(23,429)	(6,784)
Share transactions - net increase (decrease)	35,007	(85,843)
Redemption fees	–	3
Total increase (decrease) in net assets	(38,406)	43,180
Net Assets
Beginning of period	665,401	622,221
End of period	$626,995	$665,401
Other Information
Undistributed net investment income end of period		$5,729

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Overseas Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$25.20	$20.40	$21.59	$21.09	$21.61
Income from Investment Operations
Net investment income (loss)A	.28	.23	.20	.19	.24
Net realized and unrealized gain (loss)	(2.10)	4.78	(1.31)	.33	(.50)
Total from investment operations	(1.82)	5.01	(1.11)	.52	(.26)
Distributions from net investment income	(.22)	(.20)	(.08)	(.02)	(.18)
Distributions from net realized gain	(.69)	(.02)	–	–	(.08)
Total distributions	(.90)B	(.21)C	(.08)	(.02)	(.26)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$22.48	$25.20	$20.40	$21.59	$21.09
Total ReturnE,F	(7.48)%	24.86%	(5.16)%	2.46%	(1.24)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.21%	1.25%	1.36%	1.35%	1.30%
Expenses net of fee waivers, if any	1.21%	1.25%	1.35%	1.35%	1.30%
Expenses net of all reductions	1.20%	1.23%	1.35%	1.34%	1.30%
Net investment income (loss)	1.13%	1.05%	.96%	.89%	1.10%
Supplemental Data
Net assets, end of period (in millions)	$44	$69	$58	$78	$65
Portfolio turnover rateI	39%	42%	94%	29%	39%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.90 per share is comprised of distributions from net investment income of $.219 and distributions from net realized gain of $.685 per share.

 C Total distributions of $.21 per share is comprised of distributions from net investment income of $.198 and distributions from net realized gain of $.015 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$25.84	$20.91	$22.11	$21.62	$22.16
Income from Investment Operations
Net investment income (loss)A	.23	.19	.16	.15	.21
Net realized and unrealized gain (loss)	(2.15)	4.90	(1.34)	.34	(.52)
Total from investment operations	(1.92)	5.09	(1.18)	.49	(.31)
Distributions from net investment income	(.17)	(.15)	(.02)	–	(.15)
Distributions from net realized gain	(.69)	(.02)	–	–	(.08)
Total distributions	(.86)	(.16)B	(.02)	–	(.23)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$23.06	$25.84	$20.91	$22.11	$21.62
Total ReturnD,E	(7.71)%	24.57%	(5.34)%	2.27%	(1.42)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.44%	1.46%	1.56%	1.55%	1.48%
Expenses net of fee waivers, if any	1.43%	1.46%	1.56%	1.55%	1.48%
Expenses net of all reductions	1.43%	1.44%	1.56%	1.55%	1.48%
Net investment income (loss)	.90%	.84%	.76%	.69%	.92%
Supplemental Data
Net assets, end of period (in millions)	$218	$272	$237	$285	$293
Portfolio turnover rateH	39%	42%	94%	29%	39%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.16 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.015 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.41	$19.74	$20.98	$20.63	$21.21
Income from Investment Operations
Net investment income (loss)A	.07	.05	.03	.02	.07
Net realized and unrealized gain (loss)	(2.02)	4.64	(1.27)	.33	(.50)
Total from investment operations	(1.95)	4.69	(1.24)	.35	(.43)
Distributions from net investment income	(.06)	(.01)	–	–	(.07)
Distributions from net realized gain	(.69)	(.02)	–	–	(.08)
Total distributions	(.74)B	(.02)C	–	–	(.15)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$21.72	$24.41	$19.74	$20.98	$20.63
Total ReturnE,F	(8.23)%	23.81%	(5.91)%	1.70%	(2.06)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.03%	2.06%	2.16%	2.15%	2.08%
Expenses net of fee waivers, if any	2.03%	2.05%	2.16%	2.15%	2.08%
Expenses net of all reductions	2.02%	2.04%	2.16%	2.14%	2.08%
Net investment income (loss)	.31%	.24%	.16%	.09%	.32%
Supplemental Data
Net assets, end of period (in millions)	$13	$17	$16	$19	$19
Portfolio turnover rateI	39%	42%	94%	29%	39%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.74 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.685 per share.

 C Total distributions of $.02 per share is comprised of distributions from net investment income of $.009 and distributions from net realized gain of $.015 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$25.74	$20.86	$22.06	$21.55	$22.07
Income from Investment Operations
Net investment income (loss)A	.36	.31	.27	.27	.32
Net realized and unrealized gain (loss)	(2.15)	4.87	(1.33)	.34	(.52)
Total from investment operations	(1.79)	5.18	(1.06)	.61	(.20)
Distributions from net investment income	(.28)	(.29)	(.14)	(.10)	(.24)
Distributions from net realized gain	(.69)	(.02)	–	–	(.08)
Total distributions	(.96)B	(.30)C	(.14)	(.10)	(.32)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$22.99	$25.74	$20.86	$22.06	$21.55
Total ReturnE	(7.23)%	25.24%	(4.85)%	2.82%	(.95)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.92%	.95%	1.04%	1.03%	.96%
Expenses net of fee waivers, if any	.92%	.94%	1.04%	1.03%	.96%
Expenses net of all reductions	.91%	.92%	1.03%	1.02%	.96%
Net investment income (loss)	1.42%	1.35%	1.28%	1.21%	1.44%
Supplemental Data
Net assets, end of period (in millions)	$305	$306	$311	$298	$330
Portfolio turnover rateH	39%	42%	94%	29%	39%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.96 per share is comprised of distributions from net investment income of $.276 and distributions from net realized gain of $.685 per share.

 C Total distributions of $.30 per share is comprised of distributions from net investment income of $.287 and distributions from net realized gain of $.015 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class Z

Years ended October 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$25.76	$20.88
Income from Investment Operations
Net investment income (loss)B	.38	.19
Net realized and unrealized gain (loss)	(2.14)	4.69
Total from investment operations	(1.76)	4.88
Distributions from net investment income	(.31)	–
Distributions from net realized gain	(.69)	–
Total distributions	(1.00)	–
Net asset value, end of period	$23.00	$25.76
Total ReturnC,D	(7.13)%	23.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.79%	.82%G
Expenses net of fee waivers, if any	.79%	.82%G
Expenses net of all reductions	.78%	.80%G
Net investment income (loss)	1.55%	1.02%G
Supplemental Data
Net assets, end of period (in millions)	$47	$2
Portfolio turnover rateH	39%	42%

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$73,656
Gross unrealized depreciation	(43,593)
Net unrealized appreciation (depreciation)	$30,063
Tax Cost	$599,352

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,531
Undistributed long-term capital gain	$19,762
Net unrealized appreciation (depreciation) on securities and other investments	$29,986

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$7,102	$ 6,784
Long-term Capital Gains	16,327	–
Total	$23,429	$ 6,784

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $266,317 and $255,776, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$148	$3
Class M	.25%	.25%	1,291	44
Class C	.75%	.25%	158	9
			$1,597	$56

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$9
Class C(a)	1
$10

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$128.22
Class M	488.19
Class C	45.28
Class I	551.18
Class Z	8.04
	$1,220

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $51.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $194. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $60 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$2,452	$–
Class M	8,968	–
Class C	506	–
Class I	11,363	–
Class Z	140	–
Total	$23,429	$–
From net investment income
Class A	$–	$558
Class M	–	1,667
Class C	–	7
Class I	–	4,114
Total	$–	$6,346
From net realized gain
Class A	$–	$42
Class M	–	169
Class C	–	12
Class I	–	215
Total	$–	$438

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017(a)	Year ended October 31, 2018	Year ended October 31, 2017(a)
Class A
Shares sold	268	643	$6,680	$14,062
Reinvestment of distributions	97	29	2,369	573
Shares redeemed	(1,166)	(770)	(28,586)	(16,696)
Net increase (decrease)	(801)	(98)	$(19,537)	$(2,061)
Class M
Shares sold	1,484	1,813	$37,742	$41,652
Reinvestment of distributions	354	88	8,851	1,797
Shares redeemed	(2,899)	(2,730)	(73,413)	(62,206)
Net increase (decrease)	(1,061)	(829)	$(26,820)	$(18,757)
Class C
Shares sold	85	124	$2,077	$2,679
Reinvestment of distributions	20	1	477	17
Shares redeemed	(189)	(233)	(4,547)	(5,021)
Net increase (decrease)	(84)	(108)	$(1,993)	$(2,325)
Class I
Shares sold	3,512	1,350	$87,065	$30,881
Reinvestment of distributions	332	138	8,235	2,779
Shares redeemed	(2,465)	(4,514)	(61,772)	(97,807)
Net increase (decrease)	1,379	(3,026)	$33,528	$(64,147)
Class Z
Shares sold	3,080	67	$77,109	$1,653
Reinvestment of distributions	5	–	118	–
Shares redeemed	(1,104)	(8)	(27,398)	(206)
Net increase (decrease)	1,981	59	$49,829	$1,447

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to October 31, 2017

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Overseas Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Overseas Fund (one of the funds constituting Fidelity Advisor Series VIII, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.17%
Actual		$1,000.00	$907.50	$5.63
Hypothetical-C		$1,000.00	$1,019.31	$5.96
Class M	1.40%
Actual		$1,000.00	$906.40	$6.73
Hypothetical-C		$1,000.00	$1,018.15	$7.12
Class C	1.99%
Actual		$1,000.00	$903.90	$9.55
Hypothetical-C		$1,000.00	$1,015.17	$10.11
Class I	.89%
Actual		$1,000.00	$909.10	$4.28
Hypothetical-C		$1,000.00	$1,020.72	$4.53
Class Z	.80%
Actual		$1,000.00	$909.50	$3.85
Hypothetical-C		$1,000.00	$1,021.17	$4.08

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Overseas Fund
Class A	12/10/18	12/07/18	$0.206	$0.730
Class M	12/10/18	12/07/18	$0.153	$0.730
Class C	12/10/18	12/07/18	$0.000	$0.730
Class I	12/10/18	12/07/18	$0.318	$0.730
Class Z	12/10/18	12/07/18	$0.360	$0.730

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $21,898,056, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 2%; Class M designates 2%; Class C designates 4%; Class I designates 2%; and Class Z designates 2% of the dividend distributed in December 2017 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Overseas Fund
Class A	12/11/17	$0.3025	$0.0305
Class M	12/11/17	$0.2545	$0.0305
Class C	12/11/17	$0.1415	$0.0305
Class I	12/11/17	$0.3595	$0.0305
Class Z	12/11/17	$0.3945	$0.0305

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Overseas Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

OS-ANN-1218
1.538536.121

Fidelity Advisor® Value Leaders Fund Class A, Class M, Class C and Class I Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(2.61)%	6.57%	8.95%
Class M (incl. 3.50% sales charge)	(0.52)%	6.81%	8.94%
Class C (incl. contingent deferred sales charge)	1.53%	7.03%	8.77%
Class I	3.61%	8.12%	9.88%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Leaders Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$23,556	Fidelity Advisor® Value Leaders Fund - Class A
$29,170	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 7.35% for the 12 months ending October 31, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years. Growth stocks within the index were hardest hit for the month, but maintained a sizable advantage over their value counterparts for the full year, extending a trend that began in early 2017. By sector, a number of economically sensitive groups dropped to the bottom of the 12-month performance scale, with materials (-9%) and industrials (-1%) faring worst, followed by financials (+1%) and energy (+2%). In contrast, consumer discretionary was rattled in October but earlier strength resulted in an advance of about 17% for the full 12 months. Information technology, the largest sector in the index this period, followed a similar trend and also returned 17%. The defensive-oriented health care sector gained about 11%, while communication services, which includes dividend-rich telecommunications stocks, rose 6%. Real estate (+2%) and utilities (+1%) also lagged.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly approximately 3% to 4%, with most share classes performing in line or outpacing the 3.03% increase in the benchmark Russell 1000® Value Index. As higher-quality stocks began to outperform their lower-quality counterparts, the fund's relative performance improved, given our preference for the former type. Versus the benchmark, the fund experienced good results with its positioning in the communication services sector, especially an overweighting in the media & entertainment industry, where positions in Twenty-First Century Fox and Comcast added particular value. Both were among the fund's largest holdings on October 31. A helpful underweighting in the industrials sector also contributed. Within this group, our lack of exposure to poor-performing benchmark component General Electric added value. Meanwhile, the fund had mixed results in the health care sector, with good picks in the health care equipment & services industry – especially Anthem and CVS Health (another large portfolio holding on October 31) – and subpar results with our pharmaceutical-related investments. In this latter group, an out-of-benchmark position in Bayer, a Germany-based pharmaceutical and life sciences company, hurt the most; legal liabilities of Monsanto, which Bayer acquired in June, weighed on the stock. On balance, security selection in energy hurt the fund's performance, especially a position in Golar LNG Partners, a liquid natural gas tanker company and an out-of-benchmark holding that fell due to a temporary decline in tanker rates. In addition, the fund's foreign holdings detracted overall, hampered in part by a surging U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Berkshire Hathaway, Inc. Class B	5.2
Cigna Corp.	5.2
CVS Health Corp.	4.9
Wells Fargo & Co.	4.6
Comcast Corp. Class A	4.5
Amgen, Inc.	4.2
Exxon Mobil Corp.	3.9
U.S. Bancorp	3.2
Twenty-First Century Fox, Inc. Class A	2.9
The Walt Disney Co.	2.9
41.5

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Financials	26.7
Health Care	22.7
Communication Services	13.7
Energy	10.4
Consumer Staples	7.3

Asset Allocation (% of fund's net assets)

As of October 31, 2018 *
Stocks	96.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

 * Foreign investments - 22.3%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
CONSUMER DISCRETIONARY - 3.1%
Multiline Retail - 1.6%
Dollar General Corp.	4,200	$467,796
Textiles, Apparel & Luxury Goods - 1.5%
PVH Corp.	3,800	459,002

TOTAL CONSUMER DISCRETIONARY		926,798

CONSUMER STAPLES - 7.3%
Beverages - 2.0%
C&C Group PLC	157,002	583,277
Food Products - 3.2%
The Hershey Co.	3,600	385,740
The J.M. Smucker Co.	5,100	552,432
		938,172
Tobacco - 2.1%
British American Tobacco PLC sponsored ADR	14,700	637,980

TOTAL CONSUMER STAPLES		2,159,429

ENERGY - 10.4%
Energy Equipment & Services - 1.4%
Baker Hughes, a GE Co. Class A	15,900	424,371
Oil, Gas & Consumable Fuels - 9.0%
Exxon Mobil Corp.	14,500	1,155,360
GasLog Partners LP	24,000	596,400
Golar LNG Partners LP	30,700	433,177
Teekay LNG Partners LP	29,000	412,090
Teekay Offshore Partners LP	30,655	66,828
		2,663,855

TOTAL ENERGY		3,088,226

FINANCIALS - 26.7%
Banks - 7.8%
U.S. Bancorp	18,471	965,479
Wells Fargo & Co.	25,526	1,358,749
		2,324,228
Capital Markets - 1.5%
Goldman Sachs Group, Inc.	2,000	450,740
Consumer Finance - 2.0%
Discover Financial Services	8,300	578,261
Diversified Financial Services - 5.2%
Berkshire Hathaway, Inc. Class B (a)	7,500	1,539,599
Insurance - 7.0%
Chubb Ltd.	5,400	674,514
Prudential PLC	33,473	670,251
The Travelers Companies, Inc.	5,700	713,241
		2,058,006
Mortgage Real Estate Investment Trusts - 3.2%
AGNC Investment Corp.	26,200	467,408
Annaly Capital Management, Inc.	49,200	485,604
		953,012

TOTAL FINANCIALS		7,903,846

HEALTH CARE - 22.7%
Biotechnology - 6.5%
Amgen, Inc.	6,400	1,233,856
Shire PLC sponsored ADR	3,719	676,114
		1,909,970
Health Care Providers & Services - 12.6%
Anthem, Inc.	2,700	744,039
Cigna Corp.	7,200	1,539,432
CVS Health Corp.	20,100	1,455,039
		3,738,510
Pharmaceuticals - 3.6%
Bayer AG	6,172	473,099
Roche Holding AG (participation certificate)	2,480	603,539
		1,076,638

TOTAL HEALTH CARE		6,725,118

INDUSTRIALS - 2.5%
Aerospace & Defense - 2.5%
United Technologies Corp.	6,000	745,260
INFORMATION TECHNOLOGY - 4.5%
IT Services - 4.5%
Amdocs Ltd.	6,300	398,601
Cognizant Technology Solutions Corp. Class A	8,100	559,143
The Western Union Co.	19,800	357,192
		1,314,936
MATERIALS - 1.2%
Chemicals - 1.2%
LyondellBasell Industries NV Class A	4,100	366,007
Media & Entertainment - 13.7%
Entertainment - 5.8%
The Walt Disney Co.	7,400	849,742
Twenty-First Century Fox, Inc. Class A	19,100	869,432
		1,719,174
Interactive Media & Services - 1.8%
Alphabet, Inc. Class A (a)	470	512,573
Media - 6.1%
Comcast Corp. Class A	35,000	1,334,900
Interpublic Group of Companies, Inc.	20,600	477,096
		1,811,996

TOTAL MEDIA & ENTERTAINMENT		4,043,743

REAL ESTATE - 2.6%
Real Estate Management & Development - 2.6%
CBRE Group, Inc. (a)	19,000	765,510
UTILITIES - 1.6%
Electric Utilities - 1.6%
Exelon Corp.	11,000	481,910
TOTAL COMMON STOCKS
(Cost $25,471,440)		28,520,783

Money Market Funds - 4.5%
Fidelity Cash Central Fund, 2.23% (b)
(Cost $1,338,780)	1,338,512	1,338,780
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $26,810,220)		29,859,563
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(245,362)
NET ASSETS - 100%		$29,614,201

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,761
Fidelity Securities Lending Cash Central Fund	15,418
Total	$28,179

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$4,043,743	$4,043,743	$--	$--
Consumer Discretionary	926,798	926,798	--	--
Consumer Staples	2,159,429	2,159,429	--	--
Energy	3,088,226	3,088,226	--	--
Financials	7,903,846	7,233,595	670,251	--
Health Care	6,725,118	5,648,480	1,076,638	--
Industrials	745,260	745,260	--	--
Information Technology	1,314,936	1,314,936	--	--
Materials	366,007	366,007	--	--
Real Estate	765,510	765,510	--	--
Utilities	481,910	481,910	--	--
Money Market Funds	1,338,780	1,338,780	--	--
Total Investments in Securities:	$29,859,563	$28,112,674	$1,746,889	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.7%
Marshall Islands	5.1%
United Kingdom	4.4%
Switzerland	4.3%
Bailiwick of Jersey	2.3%
Ireland	2.0%
Germany	1.6%
Bailiwick of Guernsey	1.4%
Netherlands	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $25,471,440)	$28,520,783
Fidelity Central Funds (cost $1,338,780)	1,338,780
Total Investment in Securities (cost $26,810,220)		$29,859,563
Receivable for investments sold		10,042
Receivable for fund shares sold		43,657
Dividends receivable		26,740
Distributions receivable from Fidelity Central Funds		2,172
Prepaid expenses		58
Other receivables		410
Total assets		29,942,642
Liabilities
Payable for investments purchased	$258,350
Payable for fund shares redeemed	259
Accrued management fee	12,440
Audit fee payable	39,977
Distribution and service plan fees payable	9,795
Other affiliated payables	6,542
Other payables and accrued expenses	1,078
Total liabilities		328,441
Net Assets		$29,614,201
Net Assets consist of:
Paid in capital		$24,548,550
Total distributable earnings (loss)		5,065,651
Net Assets		$29,614,201
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($15,104,756 ÷ 782,235 shares)		$19.31
Maximum offering price per share (100/94.25 of $19.31)		$20.49
Class M:
Net Asset Value and redemption price per share ($4,986,648 ÷ 257,808 shares)		$19.34
Maximum offering price per share (100/96.50 of $19.34)		$20.04
Class C:
Net Asset Value and offering price per share ($5,297,715 ÷ 283,705 shares)(a)		$18.67
Class I:
Net Asset Value, offering price and redemption price per share ($4,225,082 ÷ 216,978 shares)		$19.47

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$632,749
Income from Fidelity Central Funds		28,179
Total income		660,928
Expenses
Management fee
Basic fee	$173,430
Performance adjustment	(48,275)
Transfer agent fees	70,787
Distribution and service plan fees	125,216
Accounting and security lending fees	12,579
Custodian fees and expenses	3,607
Independent trustees' fees and expenses	160
Registration fees	55,573
Audit	54,963
Legal	3,448
Miscellaneous	278
Total expenses before reductions	451,766
Expense reductions	(8,472)
Total expenses after reductions		443,294
Net investment income (loss)		217,634
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,240,350
Fidelity Central Funds	(35)
Foreign currency transactions	(330)
Total net realized gain (loss)		2,239,985
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,305,989)
Fidelity Central Funds	47
Assets and liabilities in foreign currencies	(53)
Total change in net unrealized appreciation (depreciation)		(1,305,995)
Net gain (loss)		933,990
Net increase (decrease) in net assets resulting from operations		$1,151,624

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$217,634	$156,901
Net realized gain (loss)	2,239,985	951,998
Change in net unrealized appreciation (depreciation)	(1,305,995)	4,323,474
Net increase (decrease) in net assets resulting from operations	1,151,624	5,432,373
Distributions to shareholders	(177,168)	–
Distributions to shareholders from net investment income	–	(117,871)
Total distributions	(177,168)	(117,871)
Share transactions - net increase (decrease)	(4,744,571)	(3,454,904)
Total increase (decrease) in net assets	(3,770,115)	1,859,598
Net Assets
Beginning of period	33,384,316	31,524,718
End of period	$29,614,201	$33,384,316
Other Information
Undistributed net investment income end of period		$102,151

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Value Leaders Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.81	$16.03	$16.34	$15.79	$13.73
Income from Investment Operations
Net investment income (loss)A	.16	.11	.12	.29	.12
Net realized and unrealized gain (loss)	.47B	2.75	(.15)C	.39D	1.94
Total from investment operations	.63	2.86	(.03)	.68	2.06
Distributions from net investment income	(.13)	(.08)	(.27)	(.12)	–
Distributions from net realized gain	–	–	(.02)	(.01)	–
Total distributions	(.13)	(.08)	(.28)E	(.13)	–
Net asset value, end of period	$19.31	$18.81	$16.03	$16.34	$15.79
Total ReturnF,G	3.33%B	17.87%	(.18)%C	4.32%D	15.00%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.25%	1.39%	1.47%	1.49%	1.30%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.24%	1.25%	1.25%
Net investment income (loss)	.81%	.61%	.77%	1.78%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$15,105	$17,848	$16,448	$18,237	$15,067
Portfolio turnover rateJ	35%	34%	63%	54%	182%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 3.21%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.24)%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 4.01%.

 E Total distributions of $.28 per share is comprised of distributions from net investment income of $.265 and distributions from net realized gain of $.017 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Leaders Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.82	$16.04	$16.33	$15.78	$13.75
Income from Investment Operations
Net investment income (loss)A	.11	.07	.08	.25	.08
Net realized and unrealized gain (loss)	.47B	2.75	(.16)C	.39D	1.95
Total from investment operations	.58	2.82	(.08)	.64	2.03
Distributions from net investment income	(.06)	(.04)	(.20)	(.08)	–
Distributions from net realized gain	–	–	(.02)	(.01)	–
Total distributions	(.06)	(.04)	(.21)E	(.09)	–
Net asset value, end of period	$19.34	$18.82	$16.04	$16.33	$15.78
Total ReturnF,G	3.09%B	17.60%	(.49)%C	4.04%D	14.76%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.54%	1.67%	1.77%	1.78%	1.58%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.50%	1.49%	1.50%	1.50%
Net investment income (loss)	.56%	.37%	.52%	1.53%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$4,987	$5,866	$6,732	$7,672	$7,819
Portfolio turnover rateJ	35%	34%	63%	54%	182%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 2.97%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.55)%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 3.73%.

 E Total distributions of $.21 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.017 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Leaders Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.21	$15.56	$15.88	$15.35	$13.44
Income from Investment Operations
Net investment income (loss)A	.01	(.02)	–B	.17	–B
Net realized and unrealized gain (loss)	.45C	2.67	(.16)D	.37E	1.91
Total from investment operations	.46	2.65	(.16)	.54	1.91
Distributions from net investment income	–	–	(.15)	–	–
Distributions from net realized gain	–	–	(.02)	(.01)	–
Total distributions	–	–	(.16)F	(.01)	–
Net asset value, end of period	$18.67	$18.21	$15.56	$15.88	$15.35
Total ReturnG,H	2.53%C	17.03%	(1.00)%D	3.54%E	14.21%
Ratios to Average Net AssetsI,J
Expenses before reductions	2.09%	2.22%	2.29%	2.29%	2.09%
Expenses net of fee waivers, if any	2.00%	1.99%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.99%	1.99%	2.00%	2.00%
Net investment income (loss)	.06%	(.13)%	.02%	1.03%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$5,298	$5,619	$5,057	$5,662	$4,458
Portfolio turnover rateK	35%	34%	63%	54%	182%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 2.41%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (1.06)%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 3.23%.

 F Total distributions of $.16 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.017 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Leaders Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.97	$16.16	$16.48	$15.93	$13.81
Income from Investment Operations
Net investment income (loss)A	.22	.16	.16	.34	.15
Net realized and unrealized gain (loss)	.46B	2.77	(.15)C	.39D	1.97
Total from investment operations	.68	2.93	.01	.73	2.12
Distributions from net investment income	(.18)	(.12)	(.31)	(.17)	–
Distributions from net realized gain	–	–	(.02)	(.01)	–
Total distributions	(.18)	(.12)	(.33)	(.18)	–
Net asset value, end of period	$19.47	$18.97	$16.16	$16.48	$15.93
Total ReturnE	3.61%B	18.19%	.03%C	4.58%D	15.35%
Ratios to Average Net AssetsF,G
Expenses before reductions	.96%	1.12%	1.18%	1.18%	1.01%
Expenses net of fee waivers, if any	.96%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.96%	1.00%	.99%	1.00%	1.00%
Net investment income (loss)	1.10%	.87%	1.02%	2.03%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$4,225	$4,052	$3,287	$3,052	$1,261
Portfolio turnover rateH	35%	34%	63%	54%	182%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 3.49%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.03)%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 4.27%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,202,413
Gross unrealized depreciation	(1,159,013)
Net unrealized appreciation (depreciation)	$3,043,400
Tax Cost	$26,816,163

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$136,303
Undistributed long-term capital gain	$1,915,438
Net unrealized appreciation (depreciation) on securities and other investments	$3,013,912

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$177,168	$ 117,872

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,833,337 and $14,960,019, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .39% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$41,189	$1,162
Class M	.25%	.25%	28,442	–
Class C	.75%	.25%	55,585	1,842
			$125,216	$3,004

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,798
Class M	907
Class C(a)	386
$5,091

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$33,476.20
Class M	13,963.25
Class C	15,992.29
Class I	7,356.17
	$70,787

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $246 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $89 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $15,418. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class M	1.50%	$2,430
Class C	2.00%	4,496
		$6,926

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,132 for the period. In addition through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $73.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $341.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$113,174	$–
Class M	19,042	–
Class I	44,952	–
Total	$177,168	$–
From net investment income
Class A	$–	$78,085
Class M	–	16,949
Class I	–	22,837
Total	$–	$117,871

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017	Year ended October 31, 2018	Year ended October 31, 2017
Class A
Shares sold	65,937	133,168	$1,294,206	$2,414,399
Reinvestment of distributions	5,767	4,407	111,530	76,682
Shares redeemed	(238,442)	(214,986)	(4,673,543)	(3,879,909)
Net increase (decrease)	(166,738)	(77,411)	$(3,267,807)	$(1,388,828)
Class M
Shares sold	13,950	47,575	$273,190	$846,154
Reinvestment of distributions	959	936	18,619	16,345
Shares redeemed	(68,747)	(156,483)	(1,339,051)	(2,880,230)
Net increase (decrease)	(53,838)	(107,972)	$(1,047,242)	$(2,017,731)
Class C
Shares sold	24,252	106,588	$460,882	$1,841,507
Shares redeemed	(49,189)	(122,931)	(931,780)	(2,160,674)
Net increase (decrease)	(24,937)	(16,343)	$(470,898)	$(319,167)
Class I
Shares sold	105,068	155,909	$2,041,577	$2,906,271
Reinvestment of distributions	2,283	1,271	44,422	22,260
Shares redeemed	(103,976)	(146,978)	(2,044,623)	(2,657,709)
Net increase (decrease)	3,375	10,202	$41,376	$270,822

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Value Leaders Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Value Leaders Fund (one of the funds constituting Fidelity Advisor Series VIII, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board [Include if document contains trusts for which the individual serves as Advisory Board Member and trusts for which he/she does not serve as Advisory Board Member:of Name(s) of Trust(s)]

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.25%
Actual		$1,000.00	$1,006.80	$6.32
Hypothetical-C		$1,000.00	$1,018.90	$6.36
Class M	1.50%
Actual		$1,000.00	$1,005.20	$7.58
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Class C	2.00%
Actual		$1,000.00	$1,002.70	$10.10
Hypothetical-C		$1,000.00	$1,015.12	$10.16
Class I	.92%
Actual		$1,000.00	$1,007.80	$4.66
Hypothetical-C		$1,000.00	$1,020.57	$4.69

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Value Leaders Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Value Leaders Fund
Class A	12/10/18	12/07/18	$0.194	$1.278
Class M	12/10/18	12/07/18	$0.131	$1.278
Class C	12/10/18	12/07/18	$0.038	$1.278
Class I	12/10/18	12/07/18	$0.255	$1.278

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $1,915,438, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, and Class I designate 100% of the dividends distributed in 2017 respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Value Leaders Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AVLF-ANN-1218
1.793577.115

Item 2.

Code of Ethics

As of the end of the period, October 31, 2018, Fidelity Advisor Series VIII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Emerging Markets Fund and Fidelity Advisor International Capital Appreciation Fund (the “Funds”):

Services Billed by Deloitte Entities

October 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$46,000	$100	$7,100	$1,400
Fidelity Advisor International Capital Appreciation Fund	$55,000	$100	$7,100	$1,600

October 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$46,000	$100	$7,200	$1,400
Fidelity Advisor International Capital Appreciation Fund	$57,000	$100	$7,200	$1,600

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor Global Equity Income Fund, Fidelity Advisor Overseas Fund and Fidelity Advisor Value Leaders Fund (the “Funds”):

Services Billed by PwC

October 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$58,000	$5,200	$6,300	$2,600
Fidelity Advisor Emerging Asia Fund	$65,000	$5,700	$5,200	$2,800
Fidelity Advisor Global Capital Appreciation Fund	$57,000	$5,000	$5,200	$2,500
Fidelity Advisor Global Equity Income Fund	$48,000	$4,300	$5,200	$2,100
Fidelity Advisor Overseas Fund	$66,000	$5,800	$5,400	$2,900
Fidelity Advisor Value Leaders Fund	$43,000	$3,900	$4,400	$1,900

October 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$59,000	$5,600	$6,700	$2,700
Fidelity Advisor Emerging Asia Fund	$64,000	$6,200	$5,500	$2,900
Fidelity Advisor Global Capital Appreciation Fund	$57,000	$5,500	$5,500	$2,600
Fidelity Advisor Global Equity Income Fund	$48,000	$4,700	$6,000	$2,200
Fidelity Advisor Overseas Fund	$70,000	$6,200	$5,700	$3,000
Fidelity Advisor Value Leaders Fund	$43,000	$4,200	$4,800	$2,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2018A	October 31, 2017A
Audit-Related Fees	$290,000	$-
Tax Fees	$5,000	$25,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2018A	October 31, 2017A
Audit-Related Fees	$7,745,000	$12,525,000
Tax Fees	$20,000	$155,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2018A	October 31, 2017A
Deloitte Entities	$770,000	$550,000
PwC	$10,835,000	$15,345,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2018

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 26, 2018